UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Fundamental Funds
•	PIMCO Equity Series RealPath® Blend Funds

PIMCO Equity Series®

Semiannual Report

December 31, 2016

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

Share Classes

∎	Institutional
∎	P
∎	D
∎	A
∎	C

* Prior to June 16, 2016, the PIMCO Dividend and Income Fund was named the PIMCO Dividend and Income Builder Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed”) interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads tightened and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged, and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the six-month reporting period include:

∎

Global developed market equities experienced strong performance amid a period marked by unconventional central bank policy, the continued recovery in commodity prices and higher sovereign yields. U.S. equities, as represented by the S&P 500 Index, returned 7.82% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Index returned 5.67%, and 14.06% on a USD-hedged basis over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, returned 23.83% over the reporting period, and European equities, as represented by the MSCI Europe Index in EUR, returned 10.58% over the reporting period. Following the surprise outcome of the U.K.’s referendum to leave the European Union and accompanying market volatility in June, developed market equities posted strong gains. Global central banks continued down the path of unconventional monetary policy, as the Bank of Japan adopted a yield-curve targeting framework and the ECB extended its asset purchase program. The rally in developed market equities was further supported by the result of the U.S. presidential election, and the possibility of a new paradigm of stronger growth, higher inflation and higher natural interest rates.

2	PIMCO EQUITY SERIES

∎

Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 4.49% over the reporting period. Benefits from improving internal and external conditions for many emerging markets economies and the continued recovery in commodity prices offset negative implications of the potential for fiscal stimulus in the U.S., a more hawkish Fed and protectionist trade policies.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 4.11% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increase, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.53% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, issuer non-diversification risk, management risk, small-cap and mid-cap company risk, derivatives risk, mortgage-related and other asset-backed securities risk, short sale risk, convertible securities risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and a Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average

4	PIMCO EQUITY SERIES

Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/30/12	04/30/12	04/30/12	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund) (the “Fund”) seeks to provide current income that exceeds the average yield on global stocks by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”). The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	7.23%	9.93%	6.66%	7.03%
PIMCO Dividend and Income Fund Class P	7.14%	10.01%	6.60%	6.97%
PIMCO Dividend and Income Fund Class D	7.01%	9.64%	6.30%	6.68%
PIMCO Dividend and Income Fund Class A	7.04%	9.57%	6.29%	6.68%
PIMCO Dividend and Income Fund Class A (adjusted)	1.14%	3.52%	5.10%	5.50%
PIMCO Dividend and Income Fund Class C	6.63%	8.78%	5.51%	5.88%
PIMCO Dividend and Income Fund Class C (adjusted)	5.63%	7.78%	5.51%	5.88%
MSCI World Indexª±	6.81%	7.51%	10.41%	11.14%
MSCI All Country World Index	6.55%	7.86%	9.36%	10.02%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedgedªª±±	3.42%	6.27%	7.89%	8.47%
75% MSCI All Country World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged	3.22%	6.53%	7.12%	7.66%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª Prior to June 16, 2016, The Fund’s primary benchmark was the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

ªª Prior to June 16, 2016, The Fund’s secondary benchmark was the 75% MSCI All Country World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses, as supplemented, is 0.83% for the Institutional Class shares, 0.93% for the Class P shares, 1.18% for the Class D shares, 1.18% for the Class A shares, and 1.93% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	Class P - PQIPX	Class D - PQIDX	Class A - PQIZX	Class C - PQICX

Top 10 Holdings as of 12/31/20161§

Exxon Mobil Corp.	2.2%
International Business Machines Corp.	1.8%
AT&T, Inc.	1.8%
Royal Dutch Shell PLC ‘A’	1.7%
HSBC Holdings PLC	1.7%
Pfizer, Inc.	1.7%
Chevron Corp.	1.7%
Structured Asset Investment Loan Trust	1.6%
Banco Santander S.A.	1.3%
Fannie Mae, TBA	1.3%

Geographic Breakdown as of 12/31/20161§

United States	51.4%
United Kingdom	10.1%
Japan	8.5%
France	5.9%
Germany	3.6%
Netherlands	2.7%
Spain	2.3%
Canada	2.3%
Switzerland	1.9%
Cayman Islands	1.5%
Italy	1.4%
Australia	1.4%
Denmark	1.1%
Luxembourg	1.0%
Other	3.9%

Sector Breakdown as of 12/31/20161§

Financials	18.2%
Energy	14.0%
Industrials	8.9%
Utilities	7.0%
Asset-Backed Securities	7.0%
Health Care	6.5%
Information Technology	6.3%
Telecommunication Services	5.6%
Materials	4.8%
Consumer Discretionary	4.5%
Consumer Staples	4.3%
Non-Agency Mortgage-Backed Securities	3.9%
U.S. Government Agencies	3.7%
U.S. Treasury Obligations	2.1%
Other	2.2%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to and security selection in the materials sector contributed to relative returns.

»	Underweight exposure to and security selection in the consumer staples sector contributed to relative returns.

»	Overweight exposure to and security selection in the financials sector contributed to relative returns.

»	Overweight exposure to and security selection in the utilities sector detracted from relative returns.

»	Overweight exposure to and security selection in the telecommunication services sector detracted from relative returns.

»	Exposure to non-agency MBS contributed to absolute returns. The Markit iBoxx Broad US Non-Agency RMBS USD Index increased 11.66%.

»	Exposure to U.S. duration detracted from returns, as U.S. Treasury yields increased.

SEMIANNUAL REPORT	DECEMBER 31, 2016	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016§
	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	1.74%	2.00%	6.43%	7.22%	11.03%
PIMCO EqS® Long/Short Fund Class P	1.68%	1.86%	6.34%	7.18%	11.00%
PIMCO EqS® Long/Short Fund Class D	1.55%	1.64%	6.07%	7.04%	10.89%
PIMCO EqS® Long/Short Fund Class A	1.49%	1.57%	6.06%	7.03%	10.89%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(4.09)%	(4.01)%	4.86%	6.43%	10.44%
PIMCO EqS® Long/Short Fund Class C	1.11%	0.93%	5.33%	6.67%	10.62%
PIMCO EqS® Long/Short Fund Class C (adjusted)	0.15%	(0.03)%	5.33%	6.67%	10.62%
3 Month USD LIBOR Index±	0.37%	0.68%	0.39%	1.24%	1.68%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

§ For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 2.44% for the Institutional Class shares, 2.54% for the Class P shares, 2.79% for the Class D shares, 2.79% for the Class A shares, and 3.54% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	Class P - PMHBX	Class D - PMHDX	Class A - PMHAX	Class C - PMHCX

Top 10 Holdings as of 12/31/20161§

IHS Markit Ltd.	3.7%
First Data Corp. ‘A’	3.5%
Williams Partners LP	3.3%
Energy Transfer Partners LP	3.0%
Enterprise Products Partners LP	3.0%
Nestle S.A.	2.9%
NVR, Inc.	2.9%
CSX Corp.	2.5%
Bank of the Ozarks, Inc.	2.3%
KAR Auction Services, Inc.	2.2%

Sector Breakdown as of 12/31/20162§

Energy	11.4%
Consumer Discretionary	10.2%
Industrials	10.2%
Information Technology	8.7%
Materials	4.5%
Consumer Staples	4.4%
Financials	2.6%
Real Estate	1.7%
Utilities	1.5%
Health Care	1.3%
U.S. Treasury Floating Rate Notes	0.6%

1 % of Investments, at value.

2 % of net exposure (Investments, at value less Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown, and % of investments exclude securities sold short, financial derivative instruments, and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Long equity positions contributed to absolute returns, as the prices of these securities generally rose.

»	A long position in First Data Corporation contributed to absolute returns, as the price of this security rose.

»	A long position in Bank of the Ozarks contributed to absolute returns, as the price of this security rose.

»	The Fund’s cash holdings contributed to absolute returns, as the prices of these holdings generally rose.

»	Short equity positions detracted from absolute returns, as the prices of these securities generally rose.

»	A long position in Nestlé detracted from absolute returns, as the price of this security declined.

SEMIANNUAL REPORT	DECEMBER 31, 2016	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$1,072.30	$4.17	$1,000.00	$1,021.45	$4.07	0.79%
Class P	1,000.00	1,071.40	4.70	1,000.00	1,020.94	4.58	0.89
Class D	1,000.00	1,070.10	6.01	1,000.00	1,019.67	5.87	1.14
Class A	1,000.00	1,070.40	6.01	1,000.00	1,019.67	5.87	1.14
Class C	1,000.00	1,066.30	9.95	1,000.00	1,015.85	9.71	1.89
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,017.40	$9.15	$1,000.00	$1,016.41	$9.15	1.78%
Class P	1,000.00	1,016.80	9.66	1,000.00	1,015.90	9.66	1.88
Class D	1,000.00	1,015.50	10.94	1,000.00	1,014.63	10.93	2.13
Class A	1,000.00	1,014.90	10.94	1,000.00	1,014.63	10.93	2.13
Class C	1,000.00	1,011.10	14.76	1,000.00	1,010.80	14.76	2.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2016	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Dividend and Income Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.94	$0.14	$0.58	$0.72	$(0.14)	$0.00	$(0.14)
06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	(1.20)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	(0.25)
Class P
07/01/2016 - 12/31/2016+	9.96	0.13	0.58	0.71	(0.13)	0.00	(0.13)
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	(1.19)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
07/01/2016 - 12/31/2016+	9.94	0.12	0.58	0.70	(0.12)	0.00	(0.12)
06/30/2016	12.29	0.36	(1.54)	(1.18)	(0.41)	(0.76)	(1.17)
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
07/01/2016 - 12/31/2016+	9.94	0.12	0.58	0.70	(0.12)	0.00	(0.12)
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	(1.17)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
07/01/2016 - 12/31/2016+	9.92	0.08	0.58	0.66	(0.08)	0.00	(0.08)
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	(1.09)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2016 - 12/31/2016+	$11.69	$(0.04)	$0.24	$0.20	$(0.36)	$(0.23)	$(0.59)
06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
07/01/2016 - 12/31/2016+	11.63	(0.04)	0.23	0.19	(0.35)	(0.23)	(0.58)
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Expenses Net Investment Income (Loss)		Portfolio Turnover Rate

$10.52	7.23%	$24,326	0.79	%*	0.81	%*	0.79	%*	0.81	%*	2.61	%*	49%
9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.02		114
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70		98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56		79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66		75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

10.54	7.14	22,113	0.89	*	0.91	*	0.89	*	0.91	*	2.49	*	49
9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.52		114
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64		98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53		79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62		75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

10.52	7.01	8,807	1.14	*	1.16	*	1.14	*	1.16	*	2.24	*	49
9.94	(9.38)	10,623	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.36		114
12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59		98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19		79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00		75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

10.52	7.04	142,081	1.14	*	1.16	*	1.14	*	1.16	*	2.24	*	49
9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.66		114
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39		98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34		79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18		75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

10.50	6.63	164,552	1.89	*	1.91	*	1.89	*	1.91	*	1.49	*	49
9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.90		114
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67		98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67		79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42		75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

$11.30	1.74%	$160,553	1.78	%*	1.80	%*	1.49	%*	1.51	%*	(0.61	)%*	117%
11.69	(2.02)	243,341	2.42		2.43		1.50		1.51		(1.45)		672
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20		450	(d)
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)		522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45		528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30	)*	113

11.24	1.68	153,785	1.88	*	1.90	*	1.59	*	1.61	*	(0.73	)*	117
11.63	(2.11)	249,973	2.53		2.54		1.60		1.61		(1.50)		672
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16		450	(d)
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)		522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)		528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

SEMIANNUAL REPORT	DECEMBER 31, 2016	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO EqS® Long/Short Fund (Cont.)
Class D
07/01/2016 - 12/31/2016+	$11.53	$(0.06)	$0.24	$0.18	$(0.33)	$(0.23)	$(0.56)
06/30/2016	11.95	(0.20)	(0.08)	(0.28)	0.00	(0.14)	(0.14)
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class A
07/01/2016 - 12/31/2016+	11.52	(0.06)	0.23	0.17	(0.34)	(0.23)	(0.57)
06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.00)^	1.38	1.38	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
07/01/2016 - 12/31/2016+	11.20	(0.10)	0.22	0.12	(0.29)	(0.23)	(0.52)
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s advisory fee wad decreased by 0.20% to an annual rate of 0.49%
(d)	The amount previously reported as 763% in the Fund’s annual report has been restated, as above.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Expenses Net Investment Income (Loss)		Portfolio Turnover Rate

$11.15	1.55%	$36,606	2.13	% *	2.15	% *	1.84	% *	1.86	% *	(0.94	) % *	117%
11.53	(2.37)	62,130	2.77		2.78		1.85		1.86		(1.73)		672
11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)		450	(d)
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)		522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)		528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

11.12	1.49	105,993	2.13	*	2.15	*	1.84	*	1.86	*	(0.95	)*	117
11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)		672
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)		450	(d)
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)		522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)		528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70	)*	113

10.80	1.11	109,816	2.88	*	2.90	*	2.59	*	2.61	*	(1.69	)*	117
11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.51)		672
11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)		450	(d)
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)		522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13		528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

SEMIANNUAL REPORT	DECEMBER 31, 2016	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$372,211	$549,623
Investments in Affiliates	1,485	24,585
Financial Derivative Instruments
Exchange-traded or centrally cleared	75	167
Over the counter	979	705
Cash	499	1
Deposits with counterparty	1,043	72,633
Foreign currency, at value	551	481
Receivable for investments sold	10,401	20,975
Receivable for TBA investments sold	17,899	0
Receivable for Fund shares sold	156	804
Interest and/or dividends receivable	1,935	293
Dividends receivable from Affiliates	1	53
Reimbursement receivable from PIMCO	215	289
Other assets	1	1
Total Assets	407,451	670,610

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,563	$0
Payable for short sales	97	74,472
Financial Derivative Instruments
Exchange-traded or centrally cleared	80	44
Over the counter	558	206
Payable for investments purchased	10,865	21,549
Payable for investments in Affiliates purchased	1	53
Payable for TBA investments purchased	29,990	0
Deposits from counterparty	580	540
Payable for Fund shares redeemed	1,108	5,787
Accrued investment advisory fees	163	560
Accrued supervisory and administrative fees	131	281
Accrued distribution fees	115	87
Accrued servicing fees	70	51
Other liabilities	251	227
Total Liabilities	45,572	103,857

Net Assets	$361,879	$566,753

Net Assets Consist of:
Paid in capital	$476,378	$560,053
(Overdistributed) net investment income	(980)	(19,683)
Accumulated undistributed net realized gain (loss)	(126,629)	5,920
Net unrealized appreciation	13,110	20,463

Net Assets	$361,879	$566,753

Cost of investments in securities	$359,982	$530,924
Cost of investments in Affiliates	$1,485	$24,580
Cost of foreign currency held	$550	$484
Proceeds received on short sales	$96	$75,127
Cost or premiums of financial derivative instruments, net	$(454)	$0

* Includes repurchase agreements of:	$0	$2,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$24,326	$160,553
Class P	22,113	153,785
Class D	8,807	36,606
Class A	142,081	105,993
Class C	164,552	109,816

Shares Issued and Outstanding:
Institutional Class	2,311	14,210
Class P	2,097	13,683
Class D	837	3,284
Class A	13,507	9,527
Class C	15,673	10,169

Net Asset Value Per Share Outstanding:
Institutional Class	$10.52	$11.30
Class P	10.54	11.24
Class D	10.52	11.15
Class A	10.52	11.12
Class C	10.50	10.80

SEMIANNUAL REPORT	DECEMBER 31, 2016	17

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2016
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$2,031	$494
Dividends, net of foreign taxes*	4,807	3,006
Dividends from Investments in Affiliates	12	750
Total Income	6,850	4,250

Expenses:
Investment advisory fees	991	3,768
Supervisory and administrative fees	795	1,891
Distribution and/or servicing fees - Class D	13	68
Distribution fees - Class C	683	505
Servicing fees - Class A	195	164
Servicing fees - Class C	228	168
Dividends on short sales	0	813
Trustee fees	35	63
Interest expense	4	219
Miscellaneous expense	10	18
Total Expenses	2,954	7,677
Waiver and/or Reimbursement by PIMCO	(35)	(63)
Net Expenses	2,919	7,614

Net Investment Income (Loss)	3,931	(3,364)

Net Realized Gain (Loss):
Investments in securities	2,834	41,436
Investments in Affiliates	(1)	69
Exchange-traded or centrally cleared financial derivative instruments	859	(3,194)
Over the counter financial derivative instruments	815	1,753
Short sales	0	(3,855)
Foreign currency	(43)	(103)

Net Realized Gain	4,464	36,106

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	18,174	(23,165)
Investments in Affiliates	(1)	(27)
Exchange-traded or centrally cleared financial derivative instruments	(426)	620
Over the counter financial derivative instruments	474	1,228
Short sales	0	2,211
Foreign currency assets and liabilities	6	(110)

Net Change in Unrealized Appreciation (Depreciation)	18,227	(19,243)

Net Increase in Net Assets Resulting from Operations	$26,622	$13,499

* Foreign tax withholdings - Dividends	$197	$41

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,931	$21,611	$(3,364)	$(15,129)
Net realized gain (loss)	4,464	(132,213)	36,106	4,258
Net change in unrealized appreciation (depreciation)	18,227	12,518	(19,243)	(10,199)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,622	(98,084)	13,499	(21,070)

Distributions to Shareholders:
From net investment income
Institutional Class	(318)	(1,746)	(5,009)	0
Class P	(275)	(3,101)	(4,771)	0
Class D	(98)	(848)	(1,056)	0
Class A	(1,604)	(8,671)	(3,239)	0
Class C	(1,206)	(8,146)	(2,934)	0
Class R	NA	(4)^	NA	NA
From net realized capital gains
Institutional Class	0	(2,576)	(3,352)	(2,579)
Class P	0	(5,302)	(3,145)	(3,075)
Class D	0	(1,876)	(852)	(641)
Class A	0	(16,603)	(2,245)	(1,768)
Class C	0	(19,121)	(2,370)	(1,826)
Class R	NA	(18)^	NA	NA

Total Distributions(a)	(3,501)	(68,012)	(28,973)	(9,889)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(101,075)	(328,333)	(266,157)	14,235

Total (Decrease) in Net Assets	(77,954)	(494,429)	(281,631)	(16,724)

Net Assets:
Beginning of year or period	439,833	934,262	848,384	865,108
End of year or period*	$361,879	$439,833	$566,753	$848,384

* Including undistributed (overdistributed) net investment income of:	$(980)	$(1,410)	$(19,683)	$690

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2016	19

Statement of Cash Flows

Six Months Ended December 31,2016 (Unaudited)
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$13,499

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(468,097)
Proceeds from sales of long-term securities	708,524
Proceeds from sales of short-term portfolio investments, net	110,154
(Increase) in deposits with counterparty	(8,295)
Decrease in receivable for investments sold	4,029
Decrease in interest and/or dividends receivable	336
Decrease in dividends receivable from Affiliates	144
Payments on exchange-traded or centrally cleared financial derivative instruments	(2,697)
Proceeds from over the counter financial derivative instruments	1,752
(Increase) in other assets	(1)
(Decrease) in payable for investments purchased	(56,730)
Increase in deposits from counterparty	120
(Decrease) in accrued investment advisory fees	(185)
(Decrease) in accrued supervisory and administrative fees	(92)
(Decrease) in accrued distribution fees	(17)
(Decrease) in accrued servicing fees	(10)
(Increase) in reimbursement receivable from PIMCO	(138)
Payments on short sales transactions, net	7,426
Payments on foreign currency transactions	(213)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	(41,436)
Investments in Affiliates	(69)
Exchange-traded or centrally cleared financial derivative instruments	3,194
Over the counter financial derivative instruments	(1,753)
Short sales	3,855
Foreign currency	103
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	23,165
Investments in Affiliates	27
Exchange-traded or centrally cleared financial derivative instruments	(620)
Over the counter financial derivative instruments	(1,228)
Short sales	(2,211)
Foreign currency assets and liabilities	110
Net amortization (accretion) on investments	(392)

Net Cash Provided by Operating Activities	292,251

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	66,978
Payments on shares redeemed	(358,683)
Cash distributions paid*	(66)

Net Cash (Used for) Financing Activities	(291,771)

Net Increase in Cash and Foreign Currency	480

Cash and Foreign Currency:
Beginning of period	2
End of period	$482

* Reinvestment of distributions	$28,907

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$15

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.9%

ASSET-BACKED SECURITIES 7.2%

CAYMAN ISLANDS 1.5%
ACAS CLO Ltd.
2.332% due 10/25/2025	$750	$750
Mariner CLO LLC
2.221% due 07/23/2026	700	702
NewMark Capital Funding CLO Ltd.
2.054% due 06/02/2025	1,100	1,096
OZLM Ltd.
2.430% due 04/17/2026	1,000	1,001
Palmer Square CLO Ltd.
2.280% due 10/17/2025	700	699
TICP CLO Ltd.
2.384% due 04/26/2026	1,100	1,099
Trainer Wortham First Republic CBO Ltd.
2.081% due 11/06/2038	63	63

Total Cayman Islands		5,410

UNITED STATES 5.7%
Conseco Financial Corp.
6.280% due 09/01/2030	586	621
Credit Suisse First Boston Mortgage Securities Corp.
1.376% due 01/25/2032	1,545	1,371
EMC Mortgage Loan Trust
1.884% due 02/25/2041	39	39
HSI Asset Securitization Corp. Trust
0.926% due 12/25/2036	5,494	2,312
Morgan Stanley Home Equity Loan Trust
0.856% due 12/25/2036	2,081	1,176
1.176% due 12/25/2035	3,600	3,174
Progress Residential Trust
2.236% due 09/17/2033	998	1,008
Residential Asset Securities Corp. Trust
1.469% due 01/25/2034	2,097	1,924
Structured Asset Investment Loan Trust
0.906% due 09/25/2036	6,696	5,893
VOLT LLC
3.500% due 07/25/2046	3,143	3,139

Total United States		20,657

Total Asset-Backed Securities (Cost $25,453)		26,067

BANK LOAN OBLIGATIONS 0.9%

UNITED STATES 0.9%
Diamond Resorts Corp.
7.000% due 08/11/2023	100	99
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017	1,988	2,003
Hilton Worldwide Finance LLC
3.256% due 10/25/2023	272	276
3.500% due 10/26/2020	20	20
iHeartCommunications, Inc.
7.520% due 01/30/2019	300	245
Las Vegas Sands LLC
3.020% due 12/19/2020	398	401
OGX
13.000% due 04/10/2049 ^	15	7
TEX Operations Co. LLC
5.000% due 08/04/2023	29	29

Total Bank Loan Obligations (Cost $3,117)		3,080

	SHARES
COMMON STOCKS 74.7%

AUSTRALIA 1.3%

CONSUMER DISCRETIONARY 0.1%
Myer Holdings Ltd.	281,645	280

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%
Coca-Cola Amatil Ltd.	29,460	$215
Metcash Ltd. (a)	192,964	317

		532

ENERGY 0.3%
Woodside Petroleum Ltd.	20,949	469
WorleyParsons Ltd.	96,551	672

		1,141

FINANCIALS 0.3%
AMP Ltd.	49,686	180
Australia & New Zealand Banking Group Ltd.	27,691	606
Genworth Mortgage Insurance Australia Ltd.	74,034	175

		961

HEALTH CARE 0.1%
Primary Health Care Ltd.	71,068	209

MATERIALS 0.4%
CSR Ltd.	86,598	288
Fortescue Metals Group Ltd.	164,104	686
Mineral Resources Ltd.	7,109	62
Orica Ltd.	22,774	289
OZ Minerals Ltd.	53,509	302

		1,627

Total Australia		4,750

AUSTRIA 0.4%

ENERGY 0.2%
OMV AG	18,086	638

FINANCIALS 0.1%
Raiffeisen Bank International AG	34,067	621

MATERIALS 0.1%
voestalpine AG	8,316	325

Total Austria		1,584

BELGIUM 0.1%

CONSUMER DISCRETIONARY 0.0%
D’ieteren S.A.	2,093	93

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	9,512	273

Total Belgium		366

BRAZIL 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	6,334	0

Total Brazil		0

CANADA 2.3%

ENERGY 0.6%
Baytex Energy Corp. (a)	43,503	213
Bonavista Energy Corp.	77,676	278
Encana Corp.	16,407	193

	SHARES	MARKET VALUE (000S)
Enerplus Corp.	70,052	$665
Husky Energy, Inc. (a)	40,809	495
Pengrowth Energy Corp.	44,043	63
Penn West Petroleum Ltd. (a)	86,645	153

		2,060

FINANCIALS 0.7%
Canadian Imperial Bank of Commerce	16,944	1,383
Genworth MI Canada, Inc.	5,796	145
IGM Financial, Inc.	5,938	169
National Bank of Canada	11,992	487
Power Corp. of Canada	15,599	349
Power Financial Corp.	6,854	171

		2,704

INDUSTRIALS 0.1%
Bombardier, Inc. ‘B’ (a)	60,937	106
Russel Metals, Inc.	6,424	122

		228

MATERIALS 0.6%
IAMGOLD Corp. (a)	46,790	180
Teck Resources Ltd. ‘B’	111,489	2,231

		2,411

TELECOMMUNICATION SERVICES 0.1%
Manitoba Telecom Services, Inc.	7,513	213

UTILITIES 0.2%
Atco Ltd. ‘I’	10,020	333
TransAlta Corp.	68,446	379

		712

Total Canada		8,328

DENMARK 0.4%

INDUSTRIALS 0.3%
AP Moller - Maersk A/S	774	1,234

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	66,750	342

Total Denmark		1,576

FINLAND 0.3%

INDUSTRIALS 0.0%
Metso OYJ	2,106	60

MATERIALS 0.1%
Stora Enso OYJ ‘R’	36,657	392

UTILITIES 0.2%
Fortum OYJ	33,941	519

Total Finland		971

FRANCE 5.4%

CONSUMER DISCRETIONARY 0.8%
Cie Generale des Etablissements Michelin	7,874	875
Lagardere S.C.A.	23,997	666

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Television Francaise 1	3,069	$31
Vivendi S.A.	65,443	1,241

		2,813

CONSUMER STAPLES 0.1%
Casino Guichard Perrachon S.A.	9,413	451

ENERGY 0.9%
Total S.A.	60,976	3,127
Vallourec S.A.	29,230	201

		3,328

FINANCIALS 0.9%
CNP Assurances	9,413	174
Societe Generale S.A.	60,296	2,966

		3,140

HEALTH CARE 1.0%
Sanofi	44,655	3,611

INDUSTRIALS 0.6%
Bouygues S.A.	22,890	819
Rexel S.A.	8,267	136
Vinci S.A.	17,149	1,167

		2,122

TELECOMMUNICATION SERVICES 0.4%
Orange S.A.	108,006	1,638

UTILITIES 0.7%
Electricite de France S.A.	73,337	746
Engie S.A.	137,793	1,754

		2,500

Total France		19,603

GERMANY 3.2%

CONSUMER DISCRETIONARY 0.4%
Bayerische Motoren Werke AG	13,637	1,270

CONSUMER STAPLES 0.4%
METRO AG	30,887	1,027
Suedzucker AG	10,499	250

		1,277

FINANCIALS 0.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,367	1,203

HEALTH CARE 0.0%
Rhoen Klinikum AG	5,465	147

INDUSTRIALS 0.5%
Bilfinger SE	7,729	298
Deutsche Lufthansa AG	104,259	1,344
Deutsche Post AG	6,390	209

		1,851

	SHARES	MARKET VALUE (000S)
MATERIALS 0.6%
BASF SE	18,912	$1,753
Evonik Industries AG	5,379	160
K+S AG	11,711	279

		2,192

UTILITIES 1.0%
E.ON SE	263,260	1,852
RWE AG	122,194	1,516
Uniper SE (a)	6,736	93

		3,461

Total Germany		11,401

HONG KONG 0.5%

CONSUMER DISCRETIONARY 0.1%
SJM Holdings Ltd.	369,000	288

INDUSTRIALS 0.1%
Noble Group Ltd.	1,984,000	231

INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	84,000	254

REAL ESTATE 0.2%
Kerry Properties Ltd.	70,000	189
Shimao Property Holdings Ltd.	191,000	249
Swire Pacific Ltd. ‘A’	39,500	376
Wheelock & Co. Ltd.	43,000	241

		1,055

Total Hong Kong		1,828

ISRAEL 0.3%

FINANCIALS 0.1%
Bank Leumi Le-Israel BM (a)	117,738	484

MATERIALS 0.1%
Israel Chemicals Ltd.	65,432	267

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	217,650	413

Total Israel		1,164

ITALY 1.4%

ENERGY 0.7%
Eni SpA	149,407	2,422
Snam SpA	42,566	175

		2,597

FINANCIALS 0.2%
Poste Italiane SpA	77,417	514

UTILITIES 0.5%
Enel SpA	417,597	1,836

Total Italy		4,947

	SHARES	MARKET VALUE (000S)
JAPAN 8.7%

CONSUMER DISCRETIONARY 0.9%
Aisin Seiki Co. Ltd.	7,400	$320
Benesse Holdings, Inc.	11,600	319
DCM Holdings Co. Ltd.	3,500	31
EDION Corp.	3,600	34
Fuji Media Holdings, Inc.	20,700	289
Isuzu Motors Ltd.	4,900	62
Nikon Corp.	27,500	427
Nissan Motor Co. Ltd.	100,300	1,006
Onward Holdings Co. Ltd.	22,000	154
Sega Sammy Holdings, Inc.	4,100	61
Sumitomo Rubber Industries Ltd.	16,500	261
Yamada Denki Co. Ltd.	31,400	169
Yokohama Rubber Co. Ltd.	1,600	29

		3,162

CONSUMER STAPLES 0.1%
Coca-Cola West Co. Ltd.	9,500	280
Kirin Holdings Co. Ltd.	15,400	250

		530

ENERGY 0.2%
Idemitsu Kosan Co. Ltd.	11,600	308
JX Holdings, Inc.	137,300	580

		888

FINANCIALS 1.8%
Mitsubishi UFJ Financial Group, Inc.	370,000	2,282
Mizuho Financial Group, Inc.	716,000	1,285
Nishi-Nippon Financial Holdings, Inc. (a)	15,500	162
North Pacific Bank Ltd.	15,500	64
Resona Holdings, Inc.	124,100	636
Sumitomo Mitsui Financial Group, Inc.	39,800	1,516
Sumitomo Mitsui Trust Holdings, Inc.	13,500	483

		6,428

HEALTH CARE 0.4%
Daiichi Sankyo Co. Ltd.	22,300	455
Hoya Corp.	3,700	155
Takeda Pharmaceutical Co. Ltd.	15,800	656

		1,266

INDUSTRIALS 2.1%
Asahi Glass Co. Ltd.	84,000	570
Dai Nippon Printing Co. Ltd.	7,000	69
Hitachi Construction Machinery Co. Ltd.	15,700	339
ITOCHU Corp.	42,200	559
Japan Airlines Co. Ltd.	12,700	371
Komatsu Ltd.	32,800	743
Marubeni Corp.	144,300	816
Mitsubishi Corp.	39,700	843
Mitsui & Co. Ltd.	81,200	1,113
Mitsui Engineering & Shipbuilding Co. Ltd.	55,000	85
Nippon Yusen KK	226,000	418
Sumitomo Corp.	72,500	851
Sumitomo Heavy Industries Ltd.	6,000	39
Toshiba Corp.	297,000	717

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
West Japan Railway Co.	3,100	$190

		7,723

INFORMATION TECHNOLOGY 1.8%
Brother Industries Ltd.	9,900	178
Canon, Inc.	54,800	1,543
DeNA Co. Ltd.	900	20
Fujitsu Ltd.	220,000	1,218
Gree, Inc.	10,800	57
Hitachi Ltd.	421,000	2,270
Ibiden Co. Ltd.	18,000	241
Nippon Electric Glass Co. Ltd.	64,000	345
Ricoh Co. Ltd.	95,000	803

		6,675

MATERIALS 0.7%
Asahi Kasei Corp.	16,000	139
Denka Co. Ltd.	32,000	141
DIC Corp.	8,600	261
Kobe Steel Ltd.	25,900	246
Mitsubishi Chemical Holdings Corp.	72,900	471
Mitsui Mining & Smelting Co. Ltd.	100,000	252
Nippon Light Metal Holdings Co. Ltd.	14,300	30
Rengo Co. Ltd.	29,000	158
Showa Denko KK	27,300	390
Sumitomo Metal Mining Co. Ltd.	15,000	191
Ube Industries Ltd.	88,000	184

		2,463

REAL ESTATE 0.1%
Daito Trust Construction Co. Ltd.	1,300	195

TELECOMMUNICATION SERVICES 0.5%
Nippon Telegraph & Telephone Corp.	29,000	1,221
NTT DOCOMO, Inc.	30,100	684

		1,905

UTILITIES 0.1%
Chugoku Electric Power Co., Inc.	18,300	214
Hokuriku Electric Power Co.	18,600	208

		422

Total Japan		31,657

LUXEMBOURG 0.5%

CONSUMER DISCRETIONARY 0.0%
RTL Group S.A.	1,850	136

MATERIALS 0.5%
ArcelorMittal	230,178	1,691

Total Luxembourg		1,827

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Wynn Macau Ltd.	19,200	30

Total Macau		30

	SHARES	MARKET VALUE (000S)
MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (a)	41,996	$2

Total Mexico		2

NETHERLANDS 2.7%

CONSUMER STAPLES 0.3%
Koninklijke Ahold Delhaize NV	55,347	1,166

ENERGY 1.8%
Fugro NV	13,142	201
Royal Dutch Shell PLC ‘A’	237,003	6,464

		6,665

FINANCIALS 0.1%
Aegon NV	30,256	166
Delta Lloyd NV	32,149	180

		346

INDUSTRIALS 0.4%
Koninklijke Philips NV	43,254	1,322

TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	60,259	178
VimpelCom Ltd. SP - ADR	39,936	154

		332

Total Netherlands		9,831

NEW ZEALAND 0.1%

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	90,106	213

Total New Zealand		213

NORWAY 0.7%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	18,920	342

ENERGY 0.6%
Aker Solutions ASA	13,572	65
Statoil ASA	114,885	2,097

		2,162

FINANCIALS 0.0%
Gjensidige Forsikring ASA	9,451	150

Total Norway		2,654

PORTUGAL 0.1%

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	113,258	345

Total Portugal		345

SINGAPORE 0.1%

INDUSTRIALS 0.1%
Keppel Corp. Ltd.	86,900	346

Total Singapore		346

	SHARES	MARKET VALUE (000S)
SPAIN 2.4%

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	39,565	$194

FINANCIALS 1.4%
Banco Santander S.A.	944,033	4,911
Mapfre S.A.	86,120	263

		5,174

INDUSTRIALS 0.3%
Abertis Infraestructuras S.A.	12,961	181
ACS Actividades de Construccion y Servicios S.A.	19,001	600
Obrascon Huarte Lain S.A.	62,178	215

		996

TELECOMMUNICATION SERVICES 0.3%
Telefonica S.A.	101,831	940

UTILITIES 0.3%
Endesa S.A.	60,110	1,271

Total Spain		8,575

SWEDEN 0.4%

FINANCIALS 0.0%
Ratos AB ‘B’	35,288	167

HEALTH CARE 0.0%
Getinge AB ‘B’	8,880	142

INDUSTRIALS 0.1%
Skanska AB ‘B’	8,609	203

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	75,467	603
Telia Co. AB	109,707	441

		1,044

Total Sweden		1,556

SWITZERLAND 2.0%

CONSUMER DISCRETIONARY 0.1%
Garmin Ltd.	4,370	212

ENERGY 0.0%
Transocean Ltd.	10,721	158

FINANCIALS 1.2%
Baloise Holding AG	1,502	189
Swiss Life Holding AG	2,935	829
Swiss Re AG	14,742	1,395
Zurich Insurance Group AG	7,060	1,940

		4,353

HEALTH CARE 0.6%
Novartis AG	9,043	658
Roche Holding AG	6,859	1,563

		2,221

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	683	$305

Total Switzerland		7,249

UNITED KINGDOM 7.7%

CONSUMER DISCRETIONARY 0.3%
Kingfisher PLC	114,278	492
Marks & Spencer Group PLC	112,113	483
Pearson PLC	19,915	200

		1,175

CONSUMER STAPLES 0.7%
British American Tobacco PLC	21,539	1,221
J Sainsbury PLC	147,206	452
Tate & Lyle PLC	18,638	162
WM Morrison Supermarkets PLC	263,674	749

		2,584

ENERGY 1.4%
BP PLC	760,627	4,764
Subsea 7 S.A.	9,755	123

		4,887

FINANCIALS 3.1%
Barclays PLC	1,085,878	2,980
HSBC Holdings PLC	794,179	6,408
Old Mutual PLC	128,765	328
Standard Chartered PLC	190,022	1,550

		11,266

HEALTH CARE 0.5%
GlaxoSmithKline PLC	103,237	1,983

INDUSTRIALS 0.4%
Aggreko PLC	5,168	58
BAE Systems PLC	128,721	936
Firstgroup PLC (a)	126,140	161
IMI PLC	2,363	30
Smiths Group PLC	1,709	30
Stagecoach Group PLC	44,625	119

		1,334

MATERIALS 0.3%
Anglo American PLC (a)	40,932	579
Rio Tinto PLC	12,207	466

		1,045

TELECOMMUNICATION SERVICES 0.4%
Vodafone Group PLC	577,630	1,422

UTILITIES 0.6%
Centrica PLC	296,148	853
Drax Group PLC	58,086	270
National Grid PLC	65,874	770
Severn Trent PLC	5,765	157

		2,050

Total United Kingdom		27,746

	SHARES	MARKET VALUE (000S)
UNITED STATES 33.7%

CONSUMER DISCRETIONARY 2.0%
Abercrombie & Fitch Co. ‘A’	23,530	$282
Coach, Inc.	4,938	173
Dillard’s, Inc. ‘A’	6,029	378
Ford Motor Co.	51,448	624
Gap, Inc.	32,080	720
Goodyear Tire & Rubber Co.	4,337	134
Guess?, Inc.	14,432	175
Kohl’s Corp.	26,642	1,315
Macy’s, Inc.	17,368	622
Mattel, Inc.	7,980	220
Regal Entertainment Group ‘A’	7,282	150
Rent-A-Center, Inc.	14,971	168
Staples, Inc.	22,236	201
Time, Inc.	16,461	294
Tupperware Brands Corp.	3,967	209
Viacom, Inc. ‘B’	29,232	1,026
Weight Watchers International, Inc. (a)	18,666	214
Wynn Resorts Ltd.	3,612	312

		7,217

CONSUMER STAPLES 2.5%
Altria Group, Inc.	9,902	670
Avon Products, Inc.	152,506	769
Bunge Ltd.	3,745	270
Herbalife Ltd. (a)	8,374	403
Kimberly-Clark Corp.	1,977	226
PepsiCo, Inc.	3,796	397
Philip Morris International, Inc.	28,672	2,623
Procter & Gamble Co.	9,393	790
Wal-Mart Stores, Inc.	42,713	2,952

		9,100

ENERGY 7.7%
Apache Corp.	15,485	983
California Resources Corp. (a)	26,123	556
Chesapeake Energy Corp. (a)	268,191	1,883
Chevron Corp.	53,168	6,258
ConocoPhillips	55,043	2,760
CONSOL Energy, Inc.	6,172	113
Denbury Resources, Inc. (a)	98,194	361
Devon Energy Corp.	1,703	78
Diamond Offshore Drilling, Inc.	12,225	216
Exxon Mobil Corp.	90,025	8,126
Hess Corp.	15,700	978
HollyFrontier Corp.	13,899	455
Marathon Oil Corp.	61,723	1,069
Marathon Petroleum Corp.	12,675	638
Murphy Oil Corp.	23,440	730
National Oilwell Varco, Inc.	20,997	786
Occidental Petroleum Corp.	15,051	1,072
ONEOK, Inc.	520	30
Patterson-UTI Energy, Inc.	1,121	30
Spectra Energy Corp.	8,014	329
Superior Energy Services, Inc.	4,288	72
Valero Energy Corp.	6,957	475

		27,998

FINANCIALS 3.6%
Aflac, Inc.	6,119	426
American International Group, Inc.	44,999	2,939

	SHARES	MARKET VALUE (000S)
American National Insurance Co.	662	$82
Assurant, Inc.	5,024	466
Capital One Financial Corp.	9,712	847
Discover Financial Services	8,665	625
Donnelley Financial Solutions, Inc. (a)	1,921	44
Fifth Third Bancorp	5,942	160
Franklin Resources, Inc.	1,319	52
Goldman Sachs Group, Inc.	1,180	283
JPMorgan Chase & Co.	28,202	2,434
Loews Corp.	9,070	425
Navient Corp.	45,686	751
People’s United Financial, Inc.	11,231	217
Progressive Corp.	3,959	140
Reinsurance Group of America, Inc.	1,118	141
Santander Consumer USA Holdings, Inc. (a)	17,830	241
SLM Corp. (a)	55,119	607
Travelers Cos., Inc.	16,923	2,072

		12,952

HEALTH CARE 4.0%
Anthem, Inc.	16,606	2,387
Baxter International, Inc.	9,850	437
HCA Holdings, Inc. (a)	20,954	1,551
Johnson & Johnson	15,944	1,837
Merck & Co., Inc.	25,848	1,522
Pfizer, Inc.	195,380	6,346
Quest Diagnostics, Inc.	5,779	531

		14,611

INDUSTRIALS 2.0%
AGCO Corp.	517	30
Armstrong World Industries, Inc. (a)	7,645	320
Caterpillar, Inc.	14,827	1,375
Deere & Co.	14,511	1,495
Dun & Bradstreet Corp.	1,025	124
Emerson Electric Co.	17,208	959
Joy Global, Inc.	17,288	484
L3 Technologies, Inc.	4,064	618
LSC Communications, Inc.	1,921	57
Norfolk Southern Corp.	6,613	715
Oshkosh Corp.	455	29
Pitney Bowes, Inc.	18,136	275
RR Donnelley & Sons Co.	5,123	84
Ryder System, Inc.	399	30
Waste Management, Inc.	6,933	492

		7,087

INFORMATION TECHNOLOGY 4.6%
Booz Allen Hamilton Holding Corp.	12,574	454
CA, Inc.	12,948	411
Corning, Inc.	35,517	862
HP, Inc.	58,806	873
Intel Corp.	126,580	4,591
International Business Machines Corp.	41,172	6,834
Jabil Circuit, Inc.	6,162	146
Seagate Technology PLC	35,978	1,373
Western Union Co.	20,403	443
Xerox Corp.	68,575	599

		16,586

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 1.5%
CF Industries Holdings, Inc.	14,070	$443
Domtar Corp.	9,896	386
Freeport-McMoRan, Inc. (a)	160,757	2,120
Huntsman Corp.	6,757	129
LyondellBasell Industries NV ‘A’	10,229	877
Mosaic Co.	31,191	915
Newmont Mining Corp.	13,994	477
Reliance Steel & Aluminum Co.	1,719	137

		5,484

TELECOMMUNICATION SERVICES 3.3%
AT&T, Inc.	159,578	6,787
CenturyLink, Inc.	47,764	1,136
Frontier Communications Corp.	74,639	252
Telephone & Data Systems, Inc.	3,029	88
Verizon Communications, Inc.	67,014	3,577

		11,840

UTILITIES 2.5%
Ameren Corp.	6,211	326
American Electric Power Co., Inc.	14,300	900
CenterPoint Energy, Inc.	19,261	475
Consolidated Edison, Inc.	11,277	831
Entergy Corp.	18,578	1,365
Exelon Corp.	35,243	1,251
FirstEnergy Corp.	34,130	1,057
Great Plains Energy, Inc.	6,903	189
Pinnacle West Capital Corp.	4,205	328
PPL Corp.	15,981	544
Public Service Enterprise Group, Inc.	15,726	690
Southern Co.	12,956	637
Vectren Corp.	2,808	146
Xcel Energy, Inc.	6,140	250

		8,989

Total United States		121,864

Total Common Stocks (Cost $255,604)		270,413

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 7.9%

AUSTRALIA 0.1%

BANKING & FINANCE 0.1%
National Australia Bank Ltd.
1.375% due 07/12/2019	$400	393

Total Australia		393

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^	200	0
8.500% due 06/01/2018 ^	200	0

		0

Total Austria		0

BRAZIL 0.4%

UTILITIES 0.4%
Petrobras Global Finance BV
5.375% due 01/27/2021	483	473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 05/20/2023		$57	$50
4.875% due 03/17/2020		273	271
3.873% due 03/17/2020		37	36
6.250% due 12/14/2026	GBP	100	116
6.850% due 06/05/2115		$108	88
6.875% due 01/20/2040		2	2
8.375% due 05/23/2021		485	524

			1,560

Total Brazil			1,560

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		143	65

Total Cayman Islands			65

DENMARK 0.7%

BANKING & FINANCE 0.7%
Nykredit Realkredit A/S
3.000% due 10/01/2047	DKK	9,529	1,403
Realkredit Danmark A/S
2.000% due 04/01/2017		8,800	1,254

			2,657

Total Denmark			2,657

FRANCE 0.7%

BANKING & FINANCE 0.4%
BPCE S.A.
12.500% due 09/30/2019 (f)		$100	122
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		500	507
RCI Banque S.A.
3.500% due 04/03/2018		1,000	1,019

			1,648

INDUSTRIALS 0.3%
SFR Group S.A.
7.375% due 05/01/2026		1,000	1,025

Total France			2,673

GERMANY 0.2%

BANKING & FINANCE 0.2%
Deutsche Bank AG
4.250% due 10/14/2021		590	592

Total Germany			592

IRELAND 0.2%

BANKING & FINANCE 0.1%
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		100	108

INDUSTRIALS 0.1%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	420

Total Ireland			528

ITALY 0.1%

UTILITIES 0.1%
Telecom Italia SpA
7.375% due 12/15/2017		250	325

Total Italy			325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.6%

BANKING & FINANCE 0.2%
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	200	$222
6.125% due 02/07/2022		$400	436

			658

UTILITIES 0.4%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	298
6.000% due 11/27/2023		300	319
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	681
5.999% due 01/23/2021		30	32
6.605% due 02/13/2018	EUR	50	56

			1,386

Total Luxembourg			2,044

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	0
9.250% due 06/30/2020 ^		100	0
Petroleos Mexicanos
4.607% due 03/11/2022		20	21
5.375% due 03/13/2022		10	10
6.500% due 03/13/2027		40	41

			72

Total Mexico			72

NETHERLANDS 0.1%

BANKING & FINANCE 0.1%
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (f)	EUR	200	226

Total Netherlands			226

UNITED KINGDOM 2.0%

BANKING & FINANCE 1.7%
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	300	455
7.625% due 11/21/2022		$830	912
HSBC Holdings PLC
3.600% due 05/25/2023		200	201
6.000% due 09/29/2023 (f)	EUR	520	567
Lloyds Banking Group PLC
7.875% due 06/27/2029 (f)	GBP	400	523
7.625% due 06/27/2023 (f)		200	259
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$360	342
8.000% due 08/10/2025 (f)		450	432
2.500% due 03/22/2023	EUR	350	376
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$200	203
Santander UK Group Holdings PLC
4.750% due 09/15/2025		760	746
Santander UK PLC
5.000% due 11/07/2023		200	204
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	778	996
TIG FinCo PLC
8.500% due 03/02/2020		60	76

			6,292

INDUSTRIALS 0.3%
Enterprise Inns PLC
6.875% due 02/15/2021		200	269

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marstons Issuer PLC
5.641% due 07/15/2035	GBP	200	$224
Mitchells & Butlers Finance PLC
0.823% due 12/15/2030		149	160
Spirit Issuer PLC
6.582% due 12/28/2027		200	270
3.067% due 12/28/2031		22	25
Unique Pub Finance Co. PLC
5.659% due 06/30/2027		48	63

			1,011

Total United Kingdom			7,303

UNITED STATES 2.8%

BANKING & FINANCE 1.3%
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$321	324
Cantor Fitzgerald LP
7.875% due 10/15/2019		280	311
CIT Group, Inc.
3.875% due 02/19/2019		378	387
International Lease Finance Corp.
7.125% due 09/01/2018		325	351
6.250% due 05/15/2019		1,110	1,196
Navient Corp.
8.000% due 03/25/2020		600	667
Springleaf Finance Corp.
6.900% due 12/15/2017		200	209
8.250% due 12/15/2020		980	1,068

			4,513

INDUSTRIALS 1.3%
Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046		17	18
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		286	300
9.000% due 02/15/2020 ^(g)		240	250
11.250% due 06/01/2017 ^(g)		304	311
CVS Pass-Through Trust
8.353% due 07/10/2031		696	898
Diamond Resorts International, Inc.
7.750% due 09/01/2023		103	105
iHeartCommunications, Inc.
9.000% due 03/01/2021		3	2
9.000% due 12/15/2019		54	44
9.000% due 09/15/2022		697	515
Time Warner Cable LLC
6.750% due 07/01/2018		500	534
5.000% due 02/01/2020		600	637
Time Warner, Inc.
3.800% due 02/15/2027		14	14
Tyson Foods, Inc.
4.875% due 08/15/2034		500	510
Viacom, Inc.
2.200% due 04/01/2019		450	446

			4,584

UTILITIES 0.2%
AT&T, Inc.
5.650% due 02/15/2047		8	9
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		800	833

			842

Total United States			9,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.0%

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017		$200	$159

Total Venezuela			159

Total Corporate Bonds & Notes (Cost $29,444)			28,536

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

UNITED KINGDOM 0.7%
Eurosail PLC
1.325% due 06/13/2045	GBP	1,241	1,398
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	445	355
Juno Eclipse Ltd.
0.000% due 11/20/2022		453	473
RMAC PLC
0.616% due 06/12/2036	GBP	322	365

Total United Kingdom			2,591

UNITED STATES 3.3%
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$63	55
6.000% due 07/25/2046 ^		132	116
Banc of America Funding Trust
3.096% due 05/20/2036 ^		30	27
Banc of America Mortgage Trust
3.439% due 11/20/2046 ^		12	10
6.000% due 10/25/2036 ^		36	31
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		168	162
Chase Mortgage Finance Trust
3.210% due 09/25/2036 ^		74	66
Countrywide Alternative Loan Trust
1.456% due 10/25/2037 ^		6,097	1,872
5.500% due 09/25/2035		2,028	1,911
6.000% due 06/25/2036 ^		191	158
6.000% due 02/25/2037 ^		89	61
6.000% due 06/25/2037 ^		595	456
6.250% due 12/25/2036 ^		37	27
Countrywide Home Loan Mortgage Pass-Through Trust
1.256% due 07/25/2037 ^		31	19
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		23	13
6.000% due 01/25/2036		53	41
Credit Suisse Mortgage Capital Certificates
2.448% due 12/29/2037		202	140
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^		3	3
First Horizon Alternative Mortgage Securities Trust
3.129% due 06/25/2036		593	486
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		16	14
JPMorgan Alternative Loan Trust
1.852% due 05/26/2037		118	104
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		133	108
Merrill Lynch Mortgage Investors Trust
3.243% due 03/25/2036 ^		20	14
Residential Accredit Loans, Inc. Trust
1.156% due 10/25/2045		144	110
5.500% due 03/25/2037		696	559
6.250% due 03/25/2037 ^		51	41
Structured Adjustable Rate Mortgage Loan Trust
3.086% due 10/25/2036 ^		3,334	2,465
Wells Fargo Alternative Loan Trust
3.139% due 07/25/2037 ^		2,039	1,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	$1,156	$1,190

Total United States		11,996

Total Non-Agency Mortgage-Backed Securities (Cost $16,177)		14,587

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	750	813

Total California		813

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	106

Total Illinois		122

MICHIGAN 0.1%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	220	203

Total Michigan		203

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	308

Total Virginia		308

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	365	330

Total West Virginia		330

Total Municipal Bonds & Notes (Cost $1,752)		1,776

	SHARES
PREFERRED STOCKS 0.4%

GERMANY 0.4%

INDUSTRIALS 0.4%
Volkswagen AG	9,979	1,396

Total Preferred Stocks (Cost $1,366)		1,396

REAL ESTATE INVESTMENT TRUSTS 0.3%

CANADA 0.1%

REAL ESTATE 0.1%
Dream Office Real Estate Investment Trust	14,726	214

Total Canada		214

UNITED STATES 0.2%

FINANCIALS 0.1%
Annaly Capital Management, Inc.	38,864	387
Chimera Investment Corp.	7,095	121

		508

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

		SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%
Hospitality Properties Trust		4,299	$137
Iron Mountain, Inc.		7,604	247

			384

Total United States			892

Total Real Estate Investment Trusts (Cost $1,145)			1,106

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.4%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (e)	BRL	1,477	469

Total Brazil			469

GREECE 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	39,000	327
4.500% due 07/03/2017		10,000	85
4.750% due 04/17/2019	EUR	100	100

Total Greece			512

SAUDI ARABIA 0.1%
Saudi Government International Bond
4.500% due 10/26/2046		$200	192

Total Saudi Arabia			192

SPAIN 0.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	57

Total Spain			57

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.1%
Venezuela Government International Bond
7.650% due 04/21/2025	$100	$46
7.750% due 10/13/2019	200	112

Total Venezuela		158

Total Sovereign Issues (Cost $1,713)		1,388

U.S. GOVERNMENT AGENCIES 3.8%

UNITED STATES 3.8%
Fannie Mae
3.000% due 11/01/2029	35	36
3.500% due 02/01/2046 (h)	1,766	1,811
Fannie Mae, TBA
2.500% due 02/01/2032	1,000	1,000
3.000% due 02/01/2047	4,900	4,857
3.500% due 02/01/2047	4,000	4,092
Freddie Mac, TBA
3.000% due 01/01/2047	2,000	1,985

Total U.S. Government Agencies (Cost $13,826)		13,781

U.S. TREASURY OBLIGATIONS 2.2%

UNITED STATES 2.2%
U.S. Treasury Bonds
2.875% due 11/15/2046	1,000	963
U.S. Treasury Notes
1.125% due 06/30/2021	1,100	1,064
1.750% due 11/30/2021	900	893
2.000% due 11/15/2026 (h)	700	672
2.125% due 11/30/2023	1,400	1,389
2.250% due 12/31/2023	3,000	2,998

Total U.S. Treasury Obligations (Cost $8,027)		7,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

JAPAN TREASURY BILLS 0.6%
(0.255)% due 01/30/2017 (b)(c)	JPY	240,000	$2,054

MEXICO TREASURY BILLS 0.0%
5.789% due 02/02/2017 (c)(d)	MXN	1,000	48

Total Short-Term Instruments (Cost $2,358)			2,102

Total Investments in Securities (Cost $359,982)			372,211

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio III		150,182	1,485

Total Short-Term Instruments (Cost $1,485)			1,485

Total Investments in Affiliates (Cost $1,485)			1,485

Total Investments 103.3% (Cost $361,467)			$373,696

Financial Derivative Instruments (i)(j) 0.1% (Cost or Premiums, net $(454))			416

Other Assets and Liabilities, net (3.4)%			(12,233)

Net Assets 100.0%			$361,879

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.400)%	01/03/2017	01/09/2017	$(674)	$(674)
	1.030	12/14/2016	01/18/2017	(889)	(889)

Total Reverse Repurchase Agreements					$(1,563)

(1)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(319) at a weighted average interest rate of 0.725%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

SHORT SALES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Notes	1.125%	09/30/2021	$ 100	$(96)	$(97)

Total Short Sales				$(96)	$(97)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $1,592 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(1,563)	$0	$0	$(1,563)	$1,592	$29

Master Securities Forward Transaction Agreement
BPS	0	0	0	(97)	(97)	0	(97)

Total Borrowings and Other Financing Transactions	$0	$(1,563)	$0	$(97)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(889)	$0	$0	$(889)

Total Borrowings	$0	$(889)	$0	$0	$(889)

Gross amount of recognized liabilities for reverse repurchase agreements(3)					$(889)

(3)	Unsettled reverse repurchase agreements liability of $(674) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British pound currency March Futures	Short	03/2017	56	$134	$0	$(30)
Euro currency March Futures	Short	03/2017	11	18	0	(7)
Japanese yen currency March Futures	Short	03/2017	3	5	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	16	(10)	6	0

Total Futures Contracts				$147	$6	$(37)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	0.000%	06/20/2021	$600	$(43)	$(1)	$0	$(1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2023	$	1,700	$47	$4	$0	$(3)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		7,200	385	475	0	(24)
Receive	3-Month USD-LIBOR	1.500	06/21/2027		200	17	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		600	49	127	0	(5)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2022	ZAR	31,900	37	32	6	0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	9,300	(121)	(469)	48	0
Pay	6-Month JPY-LIBOR	0.000	09/20/2026	JPY	20,000	3	0	0	0
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		80,000	63	20	0	(9)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	700	(3)	(1)	0	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		2,000	(3)	(2)	0	0
Pay	28-Day MXN-TIIE	5.797	09/06/2021		1,200	(4)	(1)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		2,400	(3)	(2)	0	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		600	0	0	0	0
Pay	28-Day MXN-TIIE	7.387	11/17/2021		500	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		500	0	0	0	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		4,300	(27)	(23)	1	0
Pay	28-Day MXN-TIIE	6.080	03/10/2026		14,100	(84)	(77)	4	0
Pay	28-Day MXN-TIIE	6.490	09/08/2026		30,000	(145)	(158)	10	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		100	0	0	0	0

						$211	$(76)	$69	$(42)

Total Swap Agreements						$168	$(77)	$69	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $1,007 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$6	$69	$75	$0	$(37)		$(43)	$(80)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017	AUD	86		$62	$0	$0
	02/2017		$1,142	GBP	924	0	(2)
BOA	01/2017	DKK	10,500		$1,587	100	0
	01/2017	JPY	48,365		420	6	0
	01/2017		$1,954	EUR	1,879	24	0
	02/2017	EUR	1,879		$1,957	0	(24)
	02/2017		$967	MXN	18,552	0	(77)
	04/2017	DKK	8,976		$1,362	85	0
BPS	01/2017	BRL	5,071		1,467	0	(91)
	01/2017	EUR	2,835		3,007	22	0
	01/2017		$1,544	BRL	5,071	14	0
	02/2017	GBP	2,373		$2,961	33	0
	02/2017		$106	MXN	2,174	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2017	AUD	139		$103	$3	$0
	01/2017	JPY	240,000		2,326	269	0
	01/2017		$112	EUR	107	1	0
DUB	01/2017	BRL	3,976		$1,208	0	(13)
	01/2017		$1,167	BRL	3,976	54	0
	02/2017	BRL	2,948		$860	0	(39)
	02/2017		$414	BRL	1,398	13	0
GLM	01/2017	BRL	205		$63	0	0
	01/2017	EUR	17		18	0	0
	01/2017		$169	AUD	226	0	(6)
	01/2017		60	BRL	205	3	0
	01/2017		117	DKK	780	0	(7)
	01/2017		2,564	JPY	293,300	0	(54)
	02/2017	ZAR	415		$30	0	0
HUS	01/2017	AUD	1,269		945	29	0
IND	02/2017	JPY	104,219		991	97	0
JPM	01/2017	BRL	68		21	0	0
	01/2017		$20	BRL	68	1	0
	01/2017		1,442	JPY	169,473	9	0
	02/2017	JPY	169,473		$1,443	0	(9)
	02/2017		$543	RUB	35,977	37	0
MSB	01/2017		70	AUD	94	0	(2)
SCX	01/2017	BRL	1,398		$429	0	(1)
	01/2017	JPY	414,408		3,709	163	0
	01/2017		$414	BRL	1,398	15	0
	01/2017		924	EUR	866	0	(12)
	02/2017	MXN	992		$48	1	0

Total Forward Foreign Currency Contracts						$979	$(339)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Petrobras Global Finance BV	1.000%	12/20/2021	4.729%	$ 200	$(37)	$5	$0	$(32)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$2,300	$ (128)	$78	$0	$(50)
FBF	CMBX.NA.AAA.9 Index	0.500	09/17/2058	600	(24)	11	0	(13)
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	3,200	(132)	62	0	(70)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,400	(133)	81	0	(52)

					$ (417)	$232	$0	$(185)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	3-Month USD-LIBOR	2.100%	02/21/2022	$4,500	$0	$(2)	$0	$(2)
GLM	Pay	3-Month USD-LIBOR	2.100	02/21/2022	40	0	0	0	0

						$0	$(2)	$0	$(2)

Total Swap Agreements						$(454)	$235	$0	$(219)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	215	0	0	215	(101)	0	0	(101)	114	0	114
BPS	69	0	0	69	(93)	0	0	(93)	(24)	0	(24)
CBK	273	0	0	273	0	0	0	0	273	(300)	(27)
DUB	67	0	0	67	(52)	0	(52)	(104)	(37)	0	(37)
FBF	0	0	0	0	0	0	(13)	(13)	(13)	0	(13)
GLM	3	0	0	3	(67)	0	0	(67)	(64)	0	(64)
GST	0	0	0	0	0	0	(102)	(102)	(102)	0	(102)
HUS	29	0	0	29	0	0	0	0	29	0	29
IND	97	0	0	97	0	0	0	0	97	0	97
JPM	47	0	0	47	(9)	0	0	(9)	38	0	38
MSB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYC	0	0	0	0	0	0	(52)	(52)	(52)	0	(52)
SCX	179	0	0	179	(13)	0	0	(13)	166	(280)	(114)

Total Over the Counter	$979	$0	$0	$979	$(339)	$0	$(219)	$(558)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	69	69

	$0	$0	$0	$0	$75	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$979	$0	$979

	$0	$0	$0	$979	$75	$1,054

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$37	$0	$37
Swap Agreements	0	1	0	0	42	43

	$0	$1	$0	$37	$42	$80

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$339	$0	$339
Swap Agreements	0	217	0	0	2	219

	$0	$217	$0	$339	$2	$558

	$0	$218	$0	$376	$44	$638

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(36)	$783	$747
Swap Agreements	0	62	0	0	50	112

	$0	$62	$0	$(36)	$833	$859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$794	$0	$794
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$794	$0	$815

	$0	$83	$0	$758	$833	$1,674

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(326)	$(10)	$(336)
Swap Agreements	0	(14)	0	0	(76)	(90)

	$0	$(14)	$0	$(326)	$(86)	$(426)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$261	$0	$261
Swap Agreements	0	215	0	0	(2)	213

	$0	$215	$0	$261	$(2)	$474

	$0	$201	$0	$(65)	$(88)	$48

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$5,410	$0	$5,410
United States	0	20,657	0	20,657
Bank Loan Obligations
United States	0	3,073	7	3,080
Common Stocks
Australia
Consumer Discretionary	0	280	0	280
Consumer Staples	0	532	0	532
Energy	0	1,141	0	1,141
Financials	0	961	0	961
Health Care	0	209	0	209
Materials	0	1,627	0	1,627
Austria
Energy	0	638	0	638
Financials	0	621	0	621
Materials	0	325	0	325
Belgium
Consumer Discretionary	0	93	0	93
Telecommunication Services	0	273	0	273
Canada
Energy	2,060	0	0	2,060
Financials	2,704	0	0	2,704
Industrials	228	0	0	228
Materials	2,411	0	0	2,411
Telecommunication Services	213	0	0	213
Utilities	712	0	0	712
Denmark
Industrials	0	1,234	0	1,234
Telecommunication Services	0	342	0	342
Finland
Industrials	0	60	0	60
Materials	0	392	0	392
Utilities	0	519	0	519

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
France
Consumer Discretionary	$0	$2,813	$0	$2,813
Consumer Staples	0	451	0	451
Energy	0	3,328	0	3,328
Financials	0	3,140	0	3,140
Health Care	0	3,611	0	3,611
Industrials	0	2,122	0	2,122
Telecommunication Services	0	1,638	0	1,638
Utilities	0	2,500	0	2,500
Germany
Consumer Discretionary	0	1,270	0	1,270
Consumer Staples	0	1,277	0	1,277
Financials	0	1,203	0	1,203
Health Care	0	147	0	147
Industrials	0	1,851	0	1,851
Materials	0	2,192	0	2,192
Utilities	0	3,461	0	3,461
Hong Kong
Consumer Discretionary	0	288	0	288
Industrials	0	231	0	231
Information Technology	0	254	0	254
Real Estate	0	1,055	0	1,055
Israel
Financials	0	484	0	484
Materials	0	267	0	267
Telecommunication Services	0	413	0	413
Italy
Energy	0	2,597	0	2,597
Financials	514	0	0	514
Utilities	0	1,836	0	1,836
Japan
Consumer Discretionary	0	3,162	0	3,162
Consumer Staples	0	530	0	530
Energy	0	888	0	888
Financials	162	6,266	0	6,428

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Health Care	$0	$1,266	$0	$1,266
Industrials	0	7,723	0	7,723
Information Technology	0	6,675	0	6,675
Materials	0	2,463	0	2,463
Real Estate	0	195	0	195
Telecommunication Services	0	1,905	0	1,905
Utilities	0	422	0	422
Luxembourg
Consumer Discretionary	0	136	0	136
Materials	0	1,691	0	1,691
Macau
Consumer Discretionary	0	30	0	30
Mexico
Consumer Discretionary	2	0	0	2
Netherlands
Consumer Staples	0	1,166	0	1,166
Energy	0	6,665	0	6,665
Financials	0	346	0	346
Industrials	0	1,322	0	1,322
Telecommunication Services	154	178	0	332
New Zealand
Telecommunication Services	0	213	0	213
Norway
Consumer Staples	0	342	0	342
Energy	0	2,162	0	2,162
Financials	0	150	0	150
Portugal
Utilities	0	345	0	345
Singapore
Industrials	0	346	0	346
Spain
Consumer Staples	0	194	0	194
Financials	0	5,174	0	5,174
Industrials	0	996	0	996
Telecommunication Services	0	940	0	940
Utilities	0	1,271	0	1,271
Sweden
Financials	0	167	0	167
Health Care	0	142	0	142
Industrials	0	203	0	203
Telecommunication Services	0	1,044	0	1,044
Switzerland
Consumer Discretionary	212	0	0	212
Energy	158	0	0	158
Financials	0	4,353	0	4,353
Health Care	0	2,221	0	2,221
Telecommunication Services	0	305	0	305
United Kingdom
Consumer Discretionary	0	1,175	0	1,175
Consumer Staples	0	2,584	0	2,584
Energy	0	4,887	0	4,887
Financials	0	11,266	0	11,266
Health Care	0	1,983	0	1,983
Industrials	0	1,334	0	1,334
Materials	0	1,045	0	1,045
Telecommunication Services	0	1,422	0	1,422
Utilities	0	2,050	0	2,050
United States
Consumer Discretionary	7,217	0	0	7,217
Consumer Staples	9,100	0	0	9,100
Energy	27,998	0	0	27,998
Financials	12,952	0	0	12,952
Health Care	14,611	0	0	14,611
Industrials	7,087	0	0	7,087
Information Technology	16,586	0	0	16,586
Materials	5,484	0	0	5,484
Telecommunication Services	11,840	0	0	11,840
Utilities	8,989	0	0	8,989
Corporate Bonds & Notes
Australia
Banking & Finance	0	393	0	393
Brazil
Utilities	0	1,560	0	1,560

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Cayman Islands
Utilities	$0	$65	$0	$65
Denmark
Banking & Finance	0	2,657	0	2,657
France
Banking & Finance	0	1,648	0	1,648
Industrials	0	1,025	0	1,025
Germany
Banking & Finance	0	592	0	592
Ireland
Banking & Finance	0	108	0	108
Industrials	0	420	0	420
Italy
Utilities	0	325	0	325
Luxembourg
Banking & Finance	0	658	0	658
Utilities	0	1,386	0	1,386
Mexico
Industrials	0	72	0	72
Netherlands
Banking & Finance	0	226	0	226
United Kingdom
Banking & Finance	0	6,292	0	6,292
Industrials	0	1,011	0	1,011
United States
Banking & Finance	0	4,513	0	4,513
Industrials	0	4,584	0	4,584
Utilities	0	842	0	842
Venezuela
Industrials	0	159	0	159
Non-Agency Mortgage-Backed Securities
United Kingdom	0	2,591	0	2,591
United States	0	11,996	0	11,996
Municipal Bonds & Notes
California	0	813	0	813
Illinois	0	122	0	122
Michigan	0	203	0	203
Virginia	0	308	0	308
West Virginia	0	330	0	330
Preferred Stocks
Germany
Industrials	0	1,396	0	1,396
Real Estate Investment Trusts
Canada
Real Estate	214	0	0	214
United States
Financials	508	0	0	508
Real Estate	384	0	0	384
Sovereign Issues
Brazil	0	469	0	469
Greece	0	512	0	512
Saudi Arabia	0	192	0	192
Spain	0	57	0	57
Venezuela	0	158	0	158
U.S. Government Agencies
United States	0	13,781	0	13,781
U.S. Treasury Obligations
United States	0	7,979	0	7,979
Short-Term Instruments
Japan Treasury Bills	0	2,054	0	2,054
Mexico Treasury Bills	0	48	0	48

	$132,500	$239,704	$7	$372,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,485	$0	$0	$1,485

Total Investments	$133,985	$239,704	$7	$373,696

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(97)	$0	$(97)

	$0	$(97)	$0	$(97)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	69	0	75
Over the counter	0	979	0	979

	$6	$1,048	$0	$1,054

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(37)	$(43)	$0	$(80)
Over the counter	0	(558)	0	(558)

	$(37)	$(601)	$0	$(638)

Total Financial Derivative Instruments	$(31)	$447	$0	$416

Totals	$133,954	$240,054	$7	$374,015

There were assets and liabilities valued at $1,452 transferred from Level 1 to Level 2 during the period ended December 31, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended December 31, 2016. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2016.

34	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.0%

COMMON STOCKS 59.2%

AUSTRALIA 2.2%

MATERIALS 2.2%
BHP Billiton Ltd. ADR	347,000	$12,416

Total Australia		12,416

CANADA 1.7%

ENERGY 0.4%
Enbridge, Inc.	50,000	2,104

UTILITIES 1.3%
Fortis, Inc.	250,000	7,720

Total Canada		9,824

SWITZERLAND 3.0%

CONSUMER STAPLES 3.0%
Nestle S.A.	235,000	16,835

Total Switzerland		16,835

UNITED KINGDOM 5.4%

CONSUMER DISCRETIONARY 1.6%
Delphi Automotive PLC	135,000	9,092

INDUSTRIALS 3.8%
IHS Markit Ltd. (a)	600,000	21,246

Total United Kingdom		30,338

UNITED STATES 46.9%

CONSUMER DISCRETIONARY 7.9%
Carnival Corp.	180,000	9,371
DR Horton, Inc.	200,000	5,466
Lowe’s Cos., Inc.	85,000	6,045
NVR, Inc. (a)(g)	10,000	16,690
Royal Caribbean Cruises Ltd.	90,000	7,384

		44,956

CONSUMER STAPLES 3.1%
Kroger Co.	350,000	12,079
Sanderson Farms, Inc. (g)	60,000	5,654

		17,733

	SHARES	MARKET VALUE (000S)
ENERGY 13.0%
Arch Coal, Inc. (a)(g)	35,000	$2,732
Enable Midstream Partners LP (g)	311,000	4,892
Energy Transfer Partners LP	490,000	17,547
Enterprise Products Partners LP	630,000	17,035
Plains All American Pipeline LP	390,000	12,593
Williams Partners LP	500,000	19,015

		73,814

FINANCIALS 2.3%
Bank of the Ozarks, Inc. (g)	250,000	13,147

HEALTH CARE 2.3%
Laboratory Corp. of America Holdings (a)	78,000	10,014
Merck & Co., Inc.	50,000	2,943

		12,957

INDUSTRIALS 8.8%
CSX Corp. (g)	395,000	14,192
KAR Auction Services, Inc.	300,000	12,786
Norfolk Southern Corp.	106,000	11,456
Union Pacific Corp.	110,000	11,405

		49,839

INFORMATION TECHNOLOGY 7.7%
DST Systems, Inc.	110,000	11,786
eBay, Inc. (a)	400,000	11,876
First Data Corp. ‘A’ (a)	1,400,000	19,866

		43,528

MATERIALS 1.8%
Sealed Air Corp.	220,000	9,975

Total United States		265,949

Total Common Stocks (Cost $317,431)		335,362

REAL ESTATE INVESTMENT TRUSTS 1.4%

UNITED STATES 1.4%

REAL ESTATE 1.4%
Iron Mountain, Inc.	255,000	8,282

Total Real Estate Investment Trusts (Cost $7,519)		8,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.6%

UNITED STATES 0.6%
U.S. Treasury Floating Rate Notes
0.730% due 07/31/2018	$3,200	$3,203

Total U.S. Treasury Obligations (Cost $3,200)		3,203

SHORT-TERM INSTRUMENTS 35.8%

REPURCHASE AGREEMENTS (d) 0.5%
		2,840

U.S. TREASURY BILLS 35.3%
0.488% due 03/02/2017 - 03/16/2017 (b)(c)(h)	200,100	199,936

Total Short-Term Instruments (Cost $202,774)		202,776

Total Investments in Securities (Cost $530,924)		549,623

	SHARES
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%
PIMCO Short-Term Floating NAV Portfolio III	2,487,075	24,585

Total Short-Term Instruments (Cost $24,580)		24,585

Total Investments in Affiliates (Cost $24,580)		24,585

Total Investments 101.3% (Cost $555,504)		$574,208

Securities Sold Short (e) (13.1)% (Proceeds $75,127)		(74,472)

Financial Derivative Instruments (f)(i) 0.1% (Cost or Premiums, net $0)		622

Other Assets and Liabilities, net 11.7%		66,395

Net Assets 100.0%		$566,753

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$2,840	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(2,897)	$2,840	$2,840

Total Repurchase Agreements						$(5,794)	$2,840	$2,840

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

(e)  SECURITIES SOLD SHORT:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(3)
	Common Stocks
	Canada
	Energy
GSC	TransCanada Corp.	75,000	$(3,287)	$(3,413)
	Industrials
FOB	Canadian Pacific Railway Ltd.	41,000	(3,036)	(5,864)
GSC	Canadian Pacific Railway Ltd.	20,000	(5,942)	(2,861)
	United Kingdom
	Industrials
GSC	Rolls-Royce Holdings PLC	14,250,000	(4,134)	(3,713)
	United States
	Consumer Discretionary
FOB	Buckle, Inc.	130,430	(4,040)	(2,974)
	Consumer Staples
GSC	Mead Johnson Nutrition Co.	60,000	(4,706)	(4,266)
FOB	Procter & Gamble Co.	100,000	(8,356)	(8,408)
	Energy
GSC	Exxon Mobil Corp.	170,000	(14,826)	(15,344)
	Health Care
FOB	Merck & Co., Inc.	50,000	(3,184)	(2,967)
	Quest Diagnostics, Inc.	40,000	(3,082)	(3,676)
	Industrials
GSC	Swift Transportation Co.	100,000	(2,435)	(2,436)
FOB	Emerson Electric Co.	60,000	(3,397)	(3,345)
GSC	JB Hunt Transport Services, Inc.	20,000	(1,945)	(1,942)
	Exchange-Traded Funds
	United States
FOB	Consumer Staples Select Sector SPDR Fund	71,000	(3,687)	(3,672)
GSC	Technology Select Sector SPDR Fund	65,000	(3,036)	(3,143)
FOB	VanEck Vectors Semiconductor ETF	90,000	(6,034)	(6,448)

Total Short Sales			$(75,127)	$(74,472)

(3)	Payable for short sales includes $92 of dividends payable.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SSB	$2,840	$0	$0	$0	$2,840	$(2,897)	$(57)

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Prime Brokerage Agreement
FOB	$0	$0	$0	$(37,354)	$(37,354)	$44,968	$7,614
GSC	0	0	0	(37,118)	(37,118)	54,050	16,932

Total Borrowings and Other Financing Transactions	$2,840	$0	$0	$(74,472)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro STOXX 50 March Futures	Long	03/2017	593	$346	$100	$(44)
Russell 2000 Mini Index March Futures	Short	03/2017	234	274	67	0

Total Futures Contracts				$620	$167	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(g)	Securities with an aggregate market value of $23,703 and cash of $75,315 have been pledged as collateral as of December 31, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $1,920 and cash of $734 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$167	$0	$167	$0	$(44)	$0	$(44)

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017		$11,847	AUD	16,458	$30	$0
	02/2017	AUD	16,458		$11,839	0	(29)
BOA	01/2017		$15,645	CHF	16,010	80	0
	02/2017	CHF	16,011		$15,671	0	(84)
CBK	01/2017		16,010		15,836	111	0
GLM	01/2017	AUD	1,937		1,445	47	0
	01/2017	CAD	22,162		16,478	0	(30)
HUS	01/2017	AUD	12,864		9,577	294	0
JPM	01/2017	GBP	1,128		1,429	38	0
TOR	01/2017	AUD	1,657		1,236	41	0
	01/2017		$16,443	CAD	22,162	64	0
	02/2017	CAD	22,162		$16,449	0	(63)

Total Forward Foreign Currency Contracts						$705	$(206)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
AZD	$30	$0	$0	$30	$(29)	$0	$0	$(29)	$1	$0	$1
BOA	80	0	0	80	(84)	0	0	(84)	(4)	0	(4)
CBK	111	0	0	111	0	0	0	0	111	(280)	(169)
GLM	47	0	0	47	(30)	0	0	(30)	17	0	17
HUS	294	0	0	294	0	0	0	0	294	(260)	34
JPM	38	0	0	38	0	0	0	0	38	0	38
TOR	105	0	0	105	(63)	0	0	(63)	42	0	42

Total Over the Counter	$705	$0	$0	$705	$(206)	$0	$0	$(206)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$167	$0	$0	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$705	$0	$705

	$0	$0	$167	$705	$0	$872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$44	$0	$0	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$206	$0	$206

	$0	$0	$44	$206	$0	$250

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,194)	$0	$0	$(3,194)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,753	$0	$1,753

	$0	$0	$(3,194)	$1,753	$0	$(1,441)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$620	$0	$0	$620

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,228	$0	$1,228

	$0	$0	$620	$1,228	$0	$1,848

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Common Stocks
Australia
Materials	$12,416	$0	$0	$12,416
Canada
Energy	2,104	0	0	2,104
Utilities	7,720	0	0	7,720
Switzerland
Consumer Staples	0	16,835	0	16,835
United Kingdom
Consumer Discretionary	9,092	0	0	9,092
Industrials	21,246	0	0	21,246
United States
Consumer Discretionary	44,956	0	0	44,956
Consumer Staples	17,733	0	0	17,733
Energy	73,814	0	0	73,814
Financials	13,147	0	0	13,147
Health Care	12,957	0	0	12,957
Industrials	49,839	0	0	49,839
Information Technology	43,528	0	0	43,528
Materials	9,975	0	0	9,975
Real Estate Investment Trusts
United States
Real Estate	8,282	0	0	8,282
U.S. Treasury Obligations
United States	0	3,203	0	3,203
Short-Term Instruments
Repurchase Agreements	0	2,840	0	2,840
U.S. Treasury Bills	0	199,936	0	199,936

	$326,809	$222,814	$0	$549,623

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,585	$0	$0	$24,585

Total Investments	$351,394	$222,814	$0	$574,208

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
Common Stocks
Canada
Energy	$(3,413)	$0	$0	$(3,413)
Industrials	(8,725)	0	0	(8,725)
United Kingdom
Industrials	(17)	(3,696)	0	(3,713)
United States
Consumer Discretionary	(2,974)	0	0	(2,974)
Consumer Staples	(12,674)	0	0	(12,674)
Energy	(15,344)	0	0	(15,344)
Health Care	(6,643)	0	0	(6,643)
Industrials	(7,723)	0	0	(7,723)
Exchange-Traded Funds
United States	(13,263)	0	0	(13,263)

	$(70,776)	$(3,696)	$0	$(74,472)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	167	0	0	167
Over the counter	0	705	0	705

	$167	$705	$0	$872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(44)	0	0	(44)
Over the counter	0	(206)	0	(206)

	$(44)	$(206)	$0	$(250)

Total Financial Derivative Instruments	$123	$499	$0	$622

Totals	$280,741	$219,617	$0	$500,358

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series® (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Effective June 16, 2016, Research Affiliates, LLC (“Research Affiliates”) serves as the interim sub-adviser with respect to the equity portion of the PIMCO Dividend and Income Fund. Effective June 16, 2016, PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) on an interim basis to implement the equity portion of the PIMCO Dividend and Income Fund’s investment strategies. On August 26, 2016, the Fund’s shareholders approved definitive agreements retaining Research Affiliates and Parametric as sub-adviser and portfolio implementer, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

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Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Dividend and Income Fund	Quarterly	Quarterly
PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The

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Notes to Financial Statements (Cont.)

Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading

(“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Funds’ investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may

42	PIMCO EQUITY SERIES

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determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those

SEMIANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dividend and Income Fund	$7,674	$61,013	$(67,200)	$(1)	$(1)	$1,485	$12	$0
PIMCO EqS® Long/Short Fund	252,193	241,151	(468,801)	69	(27)	24,585	750	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs

46	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In

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Notes to Financial Statements (Cont.)

periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

48	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual

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Notes to Financial Statements (Cont.)

terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when

50	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of

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December 31, 2016 (Unaudited)

such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

SEMIANNUAL REPORT	DECEMBER 31, 2016	53

Notes to Financial Statements (Cont.)

determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	N/A	0.40%	0.40%	0.40%	N/A
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%	0.55%	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

54	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2016, the Distributor retained $44,078 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual funds operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO contractually agreed to reduce its Advisory Fee for the PIMCO Dividend and Income Fund. Effective June 16, 2016, this contractual agreement has been terminated. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	DECEMBER 31, 2016	55

Notes to Financial Statements (Cont.)

Amounts waived (under the Expense Limitation Agreement and Fee Waiver Agreement) may be reimbursed to PIMCO, provided that (1) the Fund’s annualized organizational expenses and pro rata share of Trustee Fees plus the amount reimbursed does not exceed the Expense Limit; (2) such amount paid to PIMCO will not exceed the total Reimbursement Amount, which is the portion of the Supervisory and Administrative Fee or Advisory Fee that was waived, reduced or reimbursed by PIMCO; and (3) such amount will not include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2016, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Dividend and Income Fund	$1,981	$1,407	$427	$3,815
PIMCO EqS® Long/Short Fund	71	68	114	253

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Fund	$1,760	$6,240

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Fund	$135,770	$112,317	$56,436	$147,927
PIMCO EqS® Long/Short Fund	3,200	3,203	647,193	894,911

56	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Funds may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund				PIMCO EqS® Long/Short Fund
	Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	245	$2,519	1,999	$19,199	1,977	$23,367	18,899	$220,296
Class P	425	4,387	2,499	27,174	2,142	25,217	20,667	242,511
Class D	188	1,958	702	7,868	573	6,718	3,190	37,157
Class A	702	7,226	4,205	46,505	527	6,153	5,433	63,329
Class C	647	6,697	4,077	44,242	423	4,792	4,981	56,809
Class R	0	0	2 ^	15 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	30	318	426	4,233	729	8,346	218	2,550
Class P	17	183	564	5,610	694	7,896	263	3,072
Class D	9	95	271	2,689	169	1,907	55	640
Class A	128	1,348	2,181	21,595	485	5,471	152	1,763
Class C	94	984	2,223	21,928	484	5,287	161	1,820
Class R	0	0	2 ^	22 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,167)	(11,979)	(4,804)	(50,731)	(9,310)	(110,540)	(23,144)	(271,801)
Class P	(1,771)	(18,210)	(13,443)	(141,787)	(10,642)	(125,690)	(16,702)	(193,796)
Class D	(429)	(4,473)	(3,248)	(33,913)	(2,847)	(33,103)	(1,558)	(18,122)
Class A	(4,216)	(43,266)	(13,604)	(140,011)	(4,296)	(49,993)	(7,254)	(84,522)
Class C	(4,773)	(48,862)	(15,791)	(162,722)	(3,721)	(41,985)	(4,195)	(47,471)
Class R	0	0	(27)^	(249)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(9,871)	$(101,075)	(31,766)	$(328,333)	(22,613)	$(266,157)	1,166	$14,235

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	DECEMBER 31, 2016	57

Notes to Financial Statements (Cont.)

December 31, 2016 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Dividend and Income Fund	$73,130	$55,301
PIMCO EqS® Long/Short Fund	6,058	1,758

As of December 31, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO Dividend and Income Fund	$361,583	$25,700	$(13,587)	$12,113
PIMCO EqS® Long/Short Fund	558,390	20,065	(4,247)	15,818

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

58	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	RUB	Russian Ruble
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	ZAR	South African Rand

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ADR	American Depositary Receipt	CBO	Collateralized Bond Obligation	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	SPDR	Standard & Poor’s Depositary Receipts
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	DECEMBER 31, 2016	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 17, 2016, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund (the “RAE Fundamental Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) between PIMCO, on behalf of the RAE Fundamental Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 17, 2016 meeting.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

60	PIMCO EQUITY SERIES

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Fundamental Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Fundamental Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Fundamental Funds by, among other things, effecting portfolio transactions on behalf of the RAE Fundamental Funds. The Board also considered information about Parametric’s personnel responsible for providing services under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements, by Research Affiliates under the Sub-Advisory Agreement, and by Parametric under

SEMIANNUAL REPORT	DECEMBER 31, 2016	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 17, 2016 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2016, to reduce its advisory fee by amounts shown in the table below:

PIMCO Dividend and Income Fund	0.16%
PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board further noted that the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund, PIMCO U.S. Dividend Fund and PIMCO International Dividend Fund are expected to liquidate on August 26, 2016.

62	PIMCO EQUITY SERIES

(Unaudited)

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO did not derive any profit from the Funds during the calendar year ended December 31, 2015, and does not expect to derive any profit from the Funds during the calendar year ended December 31, 2016. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	DECEMBER 31, 2016	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

64	PIMCO EQUITY SERIES

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on August 26, 2016, PIMCO sought approval from shareholders of the PIMCO Dividend and Income Fund to enter into a sub-advisory agreement with Research Affiliates, LLC and a portfolio implementation agreement with Research Affiliates, LLC and Parametric Portfolio Associations, LLC.

The results of the proxy solicitation on the preceding matters were as follows:

PIMCO Equity Series

Proposal 1: To approve a sub-advisory agreement for the Fund

For*	Against*	Abstain*
15,360,763	855,024	944,023

Proposal 2: To approve a portfolio implementation agreement for the Fund

For*	Against*	Abstain*
15,324,472	909,160	956,177

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

SEMIANNUAL REPORT	DECEMBER 31, 2016	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4001SAR_123116

PIMCO Equity Series®

Semiannual Report

December 31, 2016

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Share Classes

∎	Institutional
∎	P
∎	A
∎	C

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	8	31
PIMCO RAE Fundamental Global Fund	10	39
PIMCO RAE Fundamental Global ex-US Fund	12	40
PIMCO RAE Fundamental International Fund	14	41
PIMCO RAE Fundamental US Fund	16	51
PIMCO RAE Fundamental US Small Fund	18	55

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed”) interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads tightened and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged, and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the six-month reporting period include:

∎

Global developed market equities experienced strong performance amid a period marked by unconventional central bank policy, the continued recovery in commodity prices and higher sovereign yields. U.S. equities, as represented by the S&P 500 Index, returned 7.82% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Index returned 5.67%, and 14.06% on a USD-hedged basis over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, returned 23.83% over the reporting period, and European equities, as represented by the MSCI Europe Index in EUR, returned 10.58% over the reporting period. Following the surprise outcome of the U.K.’s referendum to leave the European Union and accompanying market volatility in June, developed market equities posted strong gains. Global central banks continued down the path of unconventional monetary policy, as the Bank of Japan adopted a yield-curve targeting framework and the ECB extended its asset purchase program. The rally in developed market equities was further supported by the result of the U.S. presidential election, and the possibility of a new paradigm of stronger growth, higher inflation and higher natural interest rates.

∎

Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 4.49% over the reporting period. Benefits from improving internal and external conditions for many emerging markets economies and the continued recovery in commodity prices offset negative implications of the potential for fiscal stimulus in the U.S., a more hawkish Fed and protectionist trade policies.

2	PIMCO EQUITY SERIES

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 4.11% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increase, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.53% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, market risk, issuer risk, credit risk, distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small company risk, arbitrage risk, derivatives risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and a Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO EQUITY SERIES

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental Global Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental International Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental US Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified
PIMCO RAE Fundamental US Small Fund	06/05/15	06/05/15	06/05/15	—	—	06/05/15	06/05/15	—	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a

SEMIANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the Funds (Cont.)

party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2016	7

PIMCO RAE Fundamental Emerging Markets Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016§
	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	13.98%	32.50%	2.64%	3.67%	5.55%
PIMCO RAE Fundamental Emerging Markets Fund Class P	13.99%	32.40%	2.61%	3.65%	5.53%
PIMCO RAE Fundamental Emerging Markets Fund Class A	13.77%	32.08%	2.55%	3.63%	5.51%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	9.51%	27.18%	1.77%	3.23%	5.13%
PIMCO RAE Fundamental Emerging Markets Fund Class C	13.35%	31.03%	2.29%	3.49%	5.38%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	12.35%	30.03%	2.29%	3.49%	5.38%
MSCI Emerging Markets Index±	4.49%	11.19%	1.28%	1.84%	3.74%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

§ For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class A shares and 2.05% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	Class P - PEPFX	Class A - PEAFX	Class C - PECFX

Top 10 Holdings as of 12/31/20161§

Petroleo Brasileiro S.A. SP — ADR	3.4%
Vale S.A.	3.3%
Samsung Electronics Co. Ltd.	3.2%
China Construction Bank Corp. ‘H’	3.1%
Gazprom PJSC SP — ADR	2.7%
Lukoil PJSC SP — ADR	2.6%
Itau Unibanco Holding S.A. SP — ADR ‘H’	2.2%
Industrial & Commercial Bank of China Ltd. ‘H’	1.9%
Banco do Brasil S.A.	1.9%
Banco Bradesco S.A. ADR	1.6%

Geographic Breakdown as of 12/31/20161§

Brazil	22.6%
China	15.9%
Russia	14.0%
South Korea	13.7%
South Africa	7.5%
Taiwan	7.2%
India	5.4%
Hong Kong	2.9%
Thailand	2.6%
Poland	2.5%
Indonesia	1.5%
Mexico	1.3%
Greece	1.2%
Turkey	1.1%
Other	0.6%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to and positioning in the metals & mining industry positively contributed to relative performance, as the industry outperformed the MSCI Emerging Markets Index.

»	Overweight exposure to and positioning in the banking industry positively contributed to relative performance, as the industry outperformed the MSCI Emerging Markets Index.

»	Overweight exposure to and positioning in the oil gas & consumable fuels industry positively contributed to relative performance, as the industry outperformed the MSCI Emerging Markets Index.

»	Positioning in the electric utilities industry positively contributed to relative performance, as portfolio holdings in this industry outperformed the MSCI Emerging Markets Index.

»	Underweight exposure to and positioning in the consumer staples sector positively contributed to relative performance, as the sector underperformed the MSCI Emerging Markets Index.

»	Underweight exposure to and positioning in the industrials sector positively contributed to relative performance, as the sector underperformed the MSCI Emerging Markets Index.

»	Underweight exposure to the information technology sector detracted from relative performance, as the sector outperformed the MSCI Emerging Markets Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	9

PIMCO RAE Fundamental Global Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental US Fund (“US Fund”), the PIMCO RAE Fundamental International Fund (“International Fund”), and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	9.62%	14.40%	2.12%
PIMCO RAE Fundamental Global Fund Class P	9.49%	14.15%	1.94%
PIMCO RAE Fundamental Global Fund Class A	9.40%	13.93%	1.76%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	5.31%	9.63%	(0.68)%
PIMCO RAE Fundamental Global Fund Class C	9.03%	13.08%	1.02%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	8.03%	12.08%	1.02%
MSCI All Country World Index±	6.55%	7.86%	0.84%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying Fund Expenses), as supplemented, is 1.16% for the Institutional Class shares, 1.26% for the Class P shares, 1.51% for the Class A shares and 2.26% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	Class P - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings as of 12/31/20161§

PIMCO RAE Fundamental International Fund	45.9%
PIMCO RAE Fundamental U.S. Fund	41.2%
PIMCO RAE Fundamental Emerging Markets Fund	12.9%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to and positioning in the financials sector positively contributed to relative performance, as the sector outperformed the MSCI All Country World Index.

»	Overweight exposure to and positioning in the materials sector positively contributed to relative performance, as the sector outperformed the MSCI All Country World Index.

»	Overweight exposure to and positioning in the oil gas & consumable fuels industry positively contributed to relative performance, as the industry outperformed the MSCI All Country World Index.

»	Positioning in the industrials sector positively contributed to relative performance, as portfolio holdings outperformed the MSCI All Country World Index.

»	Overweight exposure to and positioning in the telecommunication services sector detracted from relative performance, as the sector underperformed the MSCI All Country World Index.

»	Positioning in the information technology sector detracted from relative performance, as portfolio holdings underperformed the MSCI All Country World Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	11

PIMCO RAE Fundamental Global ex-US Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental International Fund (“International Fund”) and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	10.39%	12.99%	(1.95)%
PIMCO RAE Fundamental Global ex-US Fund Class P	10.38%	12.85%	(2.06)%
PIMCO RAE Fundamental Global ex-US Fund Class A	10.27%	12.61%	(2.27)%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	6.10%	8.39%	(4.62)%
PIMCO RAE Fundamental Global ex-US Fund Class C	9.74%	11.69%	(3.06)%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	8.74%	10.69%	(3.06)%
MSCI All Country World ex US Index±	5.57%	4.50%	(4.05)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying Fund Expenses), as supplemented, is 1.31% for the Institutional Class shares, 1.41% for the Class P shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	Class P - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings as of 12/31/20161§

PIMCO RAE Fundamental International Fund	78.0%
PIMCO RAE Fundamental Emerging Markets Fund	22.0%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to and positioning in the banking industry positively contributed to relative performance, as the industry outperformed the MSCI All Country World ex-USA Index.

»	Positioning in the industrials sector positively contributed to relative performance, as portfolio holdings outperformed the MSCI All Country World ex-USA Index.

»	Positioning in the consumer discretionary sector positively contributed to relative performance, as portfolio holdings outperformed the MSCI All Country World ex-USA Index.

»	Overweight exposure to and positioning in the telecommunication services sector detracted from relative performance, as the sector underperformed the MSCI All Country World ex-USA Index.

»	Positioning in the consumer staples sector detracted from relative performance, as portfolio holdings underperformed the MSCI All Country World ex-USA Index.

»	Positioning in the oil gas & consumable fuels industry detracted from relative performance, as portfolio holdings underperformed the MSCI All Country World ex-USA Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	13

PIMCO RAE Fundamental International Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by obtaining under normal circumstances exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	9.37%	8.23%	(2.49)%
PIMCO RAE Fundamental International Fund Class P	9.37%	8.11%	(2.56)%
PIMCO RAE Fundamental International Fund Class A	9.20%	7.81%	(2.83)%
PIMCO RAE Fundamental International Fund Class A (adjusted)	5.14%	3.74%	(5.17)%
PIMCO RAE Fundamental International Fund Class C	8.77%	7.00%	(3.59)%
PIMCO RAE Fundamental International Fund Class C (adjusted)	7.77%	6.00%	(3.59)%
MSCI EAFE Index±	5.67%	1.00%	(3.95)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. It is not possible to invest directly in the index.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 0.95% for the Class A shares and 1.70% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	Class P - PPYPX	Class A - PPYAX	Class C - PPYCX

Top 10 Holdings as of 12/31/20161§

HSBC Holdings PLC	2.3%
Royal Dutch Shell PLC ‘A’	2.1%
BP PLC	1.6%
BHP Billiton Ltd.	1.6%
Banco Santander S.A.	1.5%
Total S.A.	1.1%
Barclays PLC	1.1%
BNP Paribas S.A.	1.1%
Societe Generale S.A.	1.0%
Eni SpA	1.0%

Geographic Breakdown as of 12/31/20161§

Japan	18.2%
United Kingdom	15.9%
France	11.7%
Canada	10.6%
Germany	9.6%
Australia	6.8%
Switzerland	5.5%
Netherlands	4.4%
Spain	3.8%
Italy	3.2%
Sweden	2.0%
Norway	1.3%
Hong Kong	1.0%
Other	6.0%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Overweight exposure to and positioning in the banking industry positively contributed to relative performance, as the industry outperformed the MSCI EAFE Index.

»	Overweight exposure to the metals & mining industry positively contributed to relative performance, as the industry outperformed the MSCI EAFE Index.

»	Underweight exposure to the health care sector positively contributed to relative performance, as the sector underperformed the MSCI EAFE Index.

»	Overweight exposure to the utilities sector detracted from relative performance, as the sector underperformed the MSCI EAFE Index.

»	Overweight exposure to the telecommunications services sector detracted from relative performance, as the sector underperformed the MSCI EAFE Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	15

PIMCO RAE Fundamental US Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016§
	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	8.82%	15.41%	14.76%	7.08%	7.96%
PIMCO RAE Fundamental US Fund Class P	8.74%	15.33%	14.73%	7.06%	7.95%
PIMCO RAE Fundamental US Fund Class A	8.53%	14.87%	14.61%	7.01%	7.90%
PIMCO RAE Fundamental US Fund Class A (adjusted)	4.48%	10.57%	13.74%	6.60%	7.56%
PIMCO RAE Fundamental US Fund Class C	8.15%	14.14%	14.33%	6.88%	7.79%
PIMCO RAE Fundamental US Fund Class C (adjusted)	7.15%	13.14%	14.33%	6.88%	7.79%
S&P 500 Index±	7.82%	11.96%	14.66%	6.95%	7.48%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

§ For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.90% for the Class A shares and 1.65% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	Class P - PKAPX	Class A - PKAAX	Class C - PKACX

Top 10 Holdings as of 12/31/20161§

Exxon Mobil Corp.	3.0%
AT&T, Inc.	2.8%
Chevron Corp.	2.6%
International Business Machines Corp.	2.5%
Pfizer, Inc.	2.2%
JPMorgan Chase & Co.	1.9%
Apple, Inc.	1.8%
Intel Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.5%

Sector Breakdown as of 12/31/20161§

Information Technology	18.5%
Financials	14.1%
Energy	13.3%
Consumer Discretionary	10.8%
Health Care	10.6%
Industrials	9.2%
Consumer Staples	8.1%
Utilities	6.1%
Telecommunication Services	4.7%
Materials	4.1%
Other	0.5%

1 % of Investments, at value.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Underweight exposure and positioning in the information technology sector positively contributed to relative performance, as portfolio holdings outperformed the S&P 500 Index holdings.

»	Overweight exposure to and positioning in the oil gas & consumable fuels industry contributed to relative performance, as portfolio holdings outperformed the S&P 500 Index holdings.

»	Underweight exposure to the healthcare sector positively contributed to relative performance, as the sector underperformed the S&P 500 Index.

»	Underweight exposure to the real estate sector positively contributed to relative performance, as the sector underperformed the S&P 500 Index.

»	Overweight exposure and positioning in the diversified telecommunication services industry detracted from relative performance, as the industry underperformed the S&P 500 Index.

»	Overweight exposure to the utilities sector detracted from relative performance, as the sector underperformed the S&P 500 Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	17

PIMCO RAE Fundamental US Small Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. small companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016§
	6 Months*	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	21.13%	27.14%	16.09%	7.97%	8.83%
PIMCO RAE Fundamental US Small Fund Class P	21.14%	27.02%	16.04%	7.95%	8.81%
PIMCO RAE Fundamental US Small Fund Class A	20.97%	26.70%	15.93%	7.89%	8.76%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	16.46%	21.89%	15.05%	7.48%	8.39%
PIMCO RAE Fundamental US Small Fund Class C	20.47%	25.66%	15.67%	7.77%	8.65%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	19.47%	24.66%	15.67%	7.77%	8.65%
Russell 2000® Index±	18.68%	21.31%	14.46%	7.07%	7.96% ♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

§ For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 1.00% for the Class A shares and 1.75% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	Class P - PMJPX	Class A - PMJAX	Class C - PMJCX

Top 10 Holdings as of 12/31/20161§

Unit Corp.	0.5%
SkyWest, Inc.	0.5%
Cliffs Natural Resources, Inc.	0.4%
Tronox Ltd. ‘A’	0.4%
World Acceptance Corp.	0.4%
PNM Resources, Inc.	0.4%
American Equity Investment Life Holding Co.	0.4%
Central Garden & Pet Co. ‘A’	0.4%
Unisys Corp.	0.3%
DeVry Education Group, Inc.	0.3%
Pier 1 Imports, Inc.	0.3%

Sector Breakdown as of 12/31/20161§

Industrials	19.1%
Financials	17.5%
Consumer Discretionary	16.6%
Information Technology	13.6%
Materials	6.9%
Energy	6.5%
Real Estate	6.3%
Health Care	5.7%
Consumer Staples	3.2%
Utilities	2.9%
Telecommunication Services	1.7%

1 % of Investments, at value.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Positioning within the information technology sector positively contributed to relative performance, as portfolio holdings outperformed the Russell 2000 Index.

»	Overweight exposure to and positioning in the industrials sector positively contributed to relative performance, as the sector and portfolio holdings outperformed the Russell 2000 Index.

»	Underweight exposure to and positioning in the Equity Real Estate Investment Trusts industry positively contributed to relative performance, as the industry underperformed the Russell 2000 Index.

»	Underweight exposure to the banking industry detracted from relative performance, as the industry outperformed the Russell 2000 Index.

»	Overweight exposure to the telecommunication services sector detracted from relative performance, as the sector underperformed the Russell 2000 Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class	$1,000.00	$1,139.80	$4.09	$1,000.00	$1,021.66	$3.86	0.75%
Class P	1,000.00	1,139.90	4.63	1,000.00	1,021.15	4.38	0.85
Class A	1,000.00	1,137.70	5.99	1,000.00	1,019.87	5.66	1.10
Class C	1,000.00	1,133.50	10.06	1,000.00	1,016.05	9.50	1.85
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$1,096.20	$0.11	$1,000.00	$1,025.38	$0.10	0.02%
Class P	1,000.00	1,094.90	0.64	1,000.00	1,024.87	0.62	0.12
Class A	1,000.00	1,094.00	1.97	1,000.00	1,023.59	1.91	0.37
Class C	1,000.00	1,090.30	5.97	1,000.00	1,019.77	5.76	1.12
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$1,103.90	$0.00	$1,000.00	$1,025.48	$0.00	0.00%
Class P	1,000.00	1,103.80	0.54	1,000.00	1,024.97	0.52	0.10
Class A	1,000.00	1,102.70	1.88	1,000.00	1,023.70	1.80	0.35
Class C	1,000.00	1,097.40	5.88	1,000.00	1,019.87	5.66	1.10

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$1,093.70	$2.67	$1,000.00	$1,022.93	$2.58	0.50%
Class P	1,000.00	1,093.70	3.20	1,000.00	1,022.42	3.09	0.60
Class A	1,000.00	1,092.00	4.53	1,000.00	1,021.15	4.38	0.85
Class C	1,000.00	1,087.70	8.51	1,000.00	1,017.33	8.22	1.60
PIMCO RAE Fundamental US Fund
Institutional Class	$1,000.00	$1,088.20	$2.13	$1,000.00	$1,023.44	$2.06	0.40%
Class P	1,000.00	1,087.40	2.66	1,000.00	1,022.93	2.58	0.50
Class A	1,000.00	1,085.30	4.25	1,000.00	1,021.40	4.12	0.80
Class C	1,000.00	1,081.50	8.22	1,000.00	1,017.58	7.97	1.55
PIMCO RAE Fundamental US Small Fund
Institutional Class	$1,000.00	$1,211.30	$2.82	$1,000.00	$1,022.93	$2.58	0.50%
Class P	1,000.00	1,211.40	3.38	1,000.00	1,022.42	3.09	0.60
Class A	1,000.00	1,209.70	5.07	1,000.00	1,020.89	4.63	0.90
Class C	1,000.00	1,204.70	9.27	1,000.00	1,017.07	8.48	1.65

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2016	21

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital		Total

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
07/01/2016 - 12/31/2016+	$8.73	$0.10		$1.12	$1.22	$(0.27)	$0.00	$0.00		$(0.27)
06/30/2016	9.95	0.32		(1.37)	(1.05)	(0.17)	0.00	0.00		(0.17)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00
Class P
07/01/2016 - 12/31/2016+	8.70	0.08		1.13	1.21	(0.26)	0.00	0.00		(0.26)
06/30/2016	9.96	0.25		(1.33)	(1.08)	(0.18)	0.00	0.00		(0.18)
06/05/2015 - 06/30/2015	10.00	0.06		(0.10)	(0.04)	0.00	0.00	0.00		0.00
Class A
07/01/2016 - 12/31/2016+	8.73	0.06		1.14	1.20	(0.25)	0.00	0.00		(0.25)
06/30/2016	9.96	0.22		(1.30)	(1.08)	(0.15)	0.00	0.00		(0.15)
06/05/2015 - 06/30/2015	10.00	0.08		(0.12)	(0.04)	0.00	0.00	0.00		0.00
Class C
07/01/2016 - 12/31/2016+	8.67	0.04		1.12	1.16	(0.25)	0.00	0.00		(0.25)
06/30/2016	9.95	0.21		(1.36)	(1.15)	(0.13)	0.00	0.00		(0.13)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.32	$0.25		$0.64	$0.89	$(0.24)	$(0.09)	$0.00		$(0.33)
06/30/2016	9.86	0.14		(0.58)	(0.44)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
07/01/2016 - 12/31/2016+	9.31	0.42		0.46	0.88	(0.24)	(0.09)	0.00		(0.33)
06/30/2016	9.85	0.08		(0.52)	(0.44)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class A
07/01/2016 - 12/31/2016+	9.29	0.27		0.60	0.87	(0.23)	(0.09)	0.00		(0.32)
06/30/2016	9.85	0.02		(0.48)	(0.46)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class C
07/01/2016 - 12/31/2016+	9.22	0.22		0.61	0.83	(0.20)	(0.09)	0.00		(0.29)
06/30/2016	9.84	(0.00)		(0.52)	(0.52)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.15)	(0.16)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
07/01/2016 - 12/31/2016+	$8.68	$0.22		$0.68	$0.90	$(0.24)	$0.00	$0.00		$(0.24)
06/30/2016	9.86	0.10		(1.18)	(1.08)	(0.10)	0.00	(0.00	)^	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
07/01/2016 - 12/31/2016+	8.67	0.63		0.27	0.90	(0.24)	0.00	0.00		(0.24)
06/30/2016	9.86	0.09		(1.18)	(1.09)	(0.10)	0.00	(0.00	)^	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class A
07/01/2016 - 12/31/2016+	8.66	1.23		(0.34)	0.89	(0.24)	0.00	0.00		(0.24)
06/30/2016	9.86	(0.00)		(1.11)	(1.11)	(0.09)	0.00	(0.00	)^	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class C
07/01/2016 - 12/31/2016+	8.61	0.21		0.63	0.84	(0.20)	0.00	0.00		(0.20)
06/30/2016	9.85	(0.06)		(1.11)	(1.17)	(0.07)	0.00	(0.00	)^	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.14)	(0.15)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental International Fund
Institutional Class
07/01/2016 - 12/31/2016+	$8.56	$0.09		$0.71	$0.80	$(0.21)	$0.00	$0.00		$(0.21)
06/30/2016	9.83	0.28		(1.32)	(1.04)	(0.08)	(0.15)	0.00		(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00		0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.68	13.98%	$1,495,546	0.75	%*	0.96	%*	2.09	%*	18%
8.73	(10.32)	1,379,204	0.76		0.96		3.92		30
9.95	(0.50)	199,378	0.75	*	0.98	*	10.11	*	7

9.65	13.99	3,278	0.85	*	1.06	*	1.63	*	18
8.70	(10.54)	1,827	0.86		1.06		3.25		30
9.96	(0.40)	10	0.85	*	1.08	*	10.09	*	7

9.68	13.77	1,516	1.10	*	1.31	*	1.21	*	18
8.73	(10.61)	146	1.11		1.31		2.64		30
9.96	(0.40)	19	1.10	*	1.33	*	13.46	*	7

9.58	13.35	361	1.85	*	2.06	*	0.79	*	18
8.67	(11.33)	95	1.86		2.06		2.56		30
9.95	(0.50)	10	1.85	*	2.08	*	9.08	*	7

$9.88	9.62%	$381,930	0.02	%*	0.71	%*	5.01	%*	12%
9.32	(4.38)	282,274	0.04		0.71		1.59		13
9.86	(1.40)	38,160	0.04	*	0.86	*	(0.04	)*	2

9.86	9.49	158	0.12	*	0.81	*	8.46	*	12
9.31	(4.44)	57	0.14		0.81		0.92		13
9.85	(1.50)	10	0.14	*	0.96	*	(0.14	)*	2

9.84	9.40	504	0.37	*	1.06	*	5.45	*	12
9.29	(4.61)	286	0.39		1.06		0.23		13
9.85	(1.50)	10	0.39	*	1.21	*	(0.40	)*	2

9.76	9.03	1,067	1.12	*	1.81	*	4.45	*	12
9.22	(5.29)	667	1.14		1.81		(0.04)		13
9.84	(1.60)	17	1.14	*	1.96	*	(1.06	)*	2

$9.34	10.39%	$67,631	0.00	%*†	0.76	%*	4.75	%*	5%
8.68	(10.93)	62,809	0.00	†	0.76		1.10		8
9.86	(1.40)	70,077	0.01	*	0.84	*	(0.02	)*	2

9.33	10.38	38	0.10	*	0.86	*	13.22	*	5
8.67	(11.07)	9	0.10		0.86		1.01		8
9.86	(1.40)	10	0.11	*	0.94	*	(0.11	)*	2

9.31	10.27	187	0.35	*	1.11	*	25.99	*	5
8.66	(11.29)	9	0.35		1.11		(0.02)		8
9.86	(1.40)	10	0.36	*	1.19	*	(0.37	)*	2

9.25	9.74	560	1.10	*	1.86	*	4.40	*	5
8.61	(11.90)	354	1.10		1.86		(0.67)		8
9.85	(1.50)	10	1.11	*	1.94	*	(1.12	)*	2

$9.15	9.37%	$329,255	0.50	%*	0.61	%*	1.99	%*	9%
8.56	(10.60)	247,182	0.50		0.61		3.25		39
9.83	(1.70)	151,532	0.50	*	0.64	*	2.68	*	7

SEMIANNUAL REPORT	DECEMBER 31, 2016	23

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental International Fund (Cont.)
Class P
07/01/2016 - 12/31/2016+	$8.55	$0.09		$0.71	$0.80	$(0.22)	$0.00	$0.00	$(0.22)
06/30/2016	9.83	0.28		(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A
07/01/2016 - 12/31/2016+	8.55	0.08		0.71	0.79	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.83	0.34		(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00	0.00
Class C
07/01/2016 - 12/31/2016+	8.45	0.04		0.70	0.74	(0.17)	0.00	0.00	(0.17)
06/30/2016	9.83	0.28		(1.43)	(1.15)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.82	$0.11		$0.76	$0.87	$(0.22)	$(0.32)	$0.00	$(0.54)
06/30/2016	9.85	0.22		0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class P
07/01/2016 - 12/31/2016+	9.81	0.11		0.75	0.86	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.21		0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A
07/01/2016 - 12/31/2016+	9.79	0.09		0.75	0.84	(0.21)	(0.32)	0.00	(0.53)
06/30/2016	9.86	0.18		0.07	0.25	(0.10)	(0.22)	0.00	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01		(0.15)	(0.14)	0.00	0.00	0.00	0.00
Class C
07/01/2016 - 12/31/2016+	9.71	0.05		0.75	0.80	(0.20)	(0.32)	0.00	(0.52)
06/30/2016	9.85	0.11		0.06	0.17	(0.09)	(0.22)	0.00	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Small Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.31	$0.07		$1.90	$1.97	$(0.14)	$0.00	$0.00	$(0.14)
06/30/2016	9.93	0.10		(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.08)	(0.07)	0.00	0.00	0.00	0.00
Class P
07/01/2016 - 12/31/2016+	9.29	0.06		1.90	1.96	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.11		(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A
07/01/2016 - 12/31/2016+	9.29	0.05		1.90	1.95	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.08		(0.60)	(0.52)	(0.00)^	(0.11)	0.00	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class C
07/01/2016 - 12/31/2016+	9.19	0.01		1.87	1.88	(0.10)	0.00	0.00	(0.10)
06/30/2016	9.91	0.01		(0.58)	(0.57)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	^	(0.09)	(0.09)	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.13	9.37%	$6,450	0.60	%*	0.71	%*	1.98	%*	9%
8.55	(10.70)	1,041	0.60		0.71		3.24		39
9.83	(1.70)	10	0.60	*	0.74	*	2.57	*	7

9.14	9.20	191	0.85	*	0.96	*	1.68	*	9
8.55	(10.95)	46	0.85		0.96		3.94		39
9.83	(1.70)	10	0.85	*	0.99	*	2.32	*	7

9.02	8.77	460	1.60	*	1.71	*	0.86	*	9
8.45	(11.69)	300	1.60		1.71		3.28		39
9.83	(1.70)	10	1.60	*	1.74	*	1.56	*	7

$10.15	8.82%	$558,501	0.40	%*	0.51	%*	2.17	%*	17%
9.82	3.16	511,838	0.40		0.51		2.29		42
9.85	(1.50)	447,755	0.40	*	0.51	*	2.03	*	5

10.13	8.74	6,289	0.50	*	0.61	*	2.05	*	17
9.81	3.09	3,372	0.50		0.61		2.22		42
9.85	(1.50)	10	0.50	*	0.61	*	1.92	*	5

10.10	8.53	5,139	0.80	*	0.91	*	1.76	*	17
9.79	2.67	2,982	0.80		0.91		1.88		42
9.86	(1.40)	14	0.80	*	0.91	*	1.67	*	5

9.99	8.15	4,840	1.55	*	1.66	*	0.99	*	17
9.71	1.89	1,765	1.55		1.66		1.15		42
9.85	(1.50)	10	1.55	*	1.66	*	0.86	*	5

$11.14	21.13%	$96,624	0.50	%*	0.61	%*	1.32	%*	26%
9.31	(4.68)	81,226	0.50		0.61		1.10		85
9.93	(0.70)	46,426	0.50	*	0.73	*	1.44	*	9

11.12	21.14	1,918	0.60	*	0.71	*	1.23	*	26
9.29	(4.79)	1,456	0.60		0.71		1.26		85
9.92	(0.80)	10	0.60	*	0.83	*	1.33	*	9

11.11	20.97	4,536	0.90	*	1.01	*	1.00	*	26
9.29	(5.11)	1,699	0.90		1.01		0.85		85
9.92	(0.80)	10	0.90	*	1.13	*	1.04	*	9

10.97	20.47	453	1.65	*	1.76	*	0.25	*	26
9.19	(5.69)	247	1.65		1.76		0.08		85
9.91	(0.90)	10	1.65	*	1.88	*	0.28	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$1,492,598	$0	$0	$335,380	$572,356	$101,919
Investments in Affiliates	0	383,109	67,522	0	0	0
Cash	0	563	246	735	7,101	640
Foreign currency, at value	295	0	0	156	0	0
Receivable for investments sold	22,111	0	0	4	1	1
Receivable for investments in Affiliates sold	0	0	0	0	0	0
Receivable for Fund shares sold	75	0	830	436	150	1,166
Interest and/or dividends receivable	7,642	0	0	578	854	174
Reimbursement receivable from PIMCO	72	24	10	27	70	12
Other assets	0	0	0	13	0	0
Total Assets	1,522,793	383,696	68,608	337,329	580,532	103,912

Liabilities:
Payable for investments purchased	$0	$0	$0	$0	$0	$317
Payable for investments in Affiliates purchased	0	0	180	0	0	0
Payable for Fund shares redeemed	527	0	0	744	5,461	1
Overdraft due to custodian	18,718	0	0	0	0	0
Accrued investment advisory fees	415	0	0	60	78	23
Accrued supervisory and administrative fees	622	2	0	91	132	24
Accrued distribution fees	0	1	1	0	3	0
Accrued servicing fees	0	0	0	0	2	1
Accrued taxes payable	680	0	0	0	0	0
Other liabilities	1,130	34	11	78	87	15
Total Liabilities	22,092	37	192	973	5,763	381

Net Assets	$1,500,701	$383,659	$68,416	$336,356	$574,769	$103,531

Net Assets Consist of:
Paid in capital	$1,275,221	$365,523	$73,085	$317,884	$451,005	$83,924
(Overdistributed) net investment income	(11,565)	(382)	(124)	(608)	(865)	(195)
Accumulated undistributed net realized gain (loss)	(23,275)	3,855	(795)	(15,864)	2,026	(3,856)
Net unrealized appreciation (depreciation)	260,320	14,663	(3,750)	34,944	122,603	23,658

Net Assets	$1,500,701	$383,659	$68,416	$336,356	$574,769	$103,531

Cost of investments in securities	$1,231,615	$0	$0	$300,426	$449,753	$78,261
Cost of investments in Affiliates	$0	$368,446	$71,272	$0	$0	$0
Cost of foreign currency held	$294	$0	$0	$156	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$1,495,546	$381,930	$67,631	$329,255	$558,501	$96,624
Class P	3,278	158	38	6,450	6,289	1,918
Class A	1,516	504	187	191	5,139	4,536
Class C	361	1,067	560	460	4,840	453

Shares Issued and Outstanding:
Institutional Class	154,419	38,657	7,241	35,985	55,028	8,674
Class P	340	16	4	707	621	173
Class A	157	51	20	21	509	408
Class C	38	109	61	51	485	41

Net Asset Value Per Share Outstanding:
Institutional Class	$9.68	$9.88	$9.34	$9.15	$10.15	$11.14
Class P	9.65	9.86	9.33	9.13	10.13	11.12
Class A	9.68	9.84	9.31	9.14	10.10	11.11
Class C	9.58	9.76	9.25	9.02	9.99	10.97

SEMIANNUAL REPORT	DECEMBER 31, 2016	27

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2016
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Investment Income:
Dividends, net of foreign taxes*	$22,522	$0	$0	$3,732	$7,272	$857
Dividends from Investments in Affiliates	0	9,109	1,584	0	0	0
Total Income	22,522	9,109	1,584	3,732	7,272	857

Expenses:
Investment advisory fees	3,955	722	133	448	704	164
Supervisory and administrative fees	3,563	542	116	448	711	120
Distribution fees - Class C	1	3	2	1	10	1
Servicing fees - Class A	2	1	0	0	5	3
Servicing fees - Class C	0	1	1	1	3	1
Trustee fees	91	22	5	19	41	7
Interest expense	4	0	0	2	0	0
Miscellaneous expense	39	9	2	7	14	2
Total Expenses	7,655	1,300	259	926	1,488	298
Waiver and/or Reimbursement by PIMCO	(1,673)	(1,257)	(254)	(168)	(322)	(54)
Net Expenses	5,982	43	5	758	1,166	244

Net Investment Income	16,540	9,066	1,579	2,974	6,106	613

Net Realized Gain (Loss):
Investments in securities	17,089	0	0	426	11,753	4,036
Investments in Affiliates	0	655	(392)	0	0	0
Net capital gain distributions received from Affiliate investments	0	4,600	0	0	0	0
Over the counter financial derivative instruments	521	0	0	(7)	0	0
Foreign currency	(1,201)	0	0	(193)	0	0

Net Realized Gain (Loss)	16,409	5,255	(392)	226	11,753	4,036

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	165,424	0	0	22,869	29,169	13,097
Investments in Affiliates	0	17,429	5,217	0	0	0
Over the counter financial derivative instruments	(408)	0	0	0	0	0
Foreign currency assets and liabilities	538	0	0	37	0	0

Net Change in Unrealized Appreciation	165,554	17,429	5,217	22,906	29,169	13,097

Net Increase in Net Assets Resulting from Operations	$198,503	$31,750	$6,404	$26,106	$47,028	$17,746

* Foreign tax withholdings - Dividends	$3,313	$0	$0	$285	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund		PIMCO RAE Fundamental Global Fund		PIMCO RAE Fundamental Global ex-US Fund

(Amount in thousands†)	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,540	$16,472	$9,066	$2,268	$1,579	$689
Net realized gain (loss)	16,409	(37,135)	5,255	2,243	(392)	(381)
Net change in unrealized appreciation (depreciation)	165,554	100,046	17,429	(2,222)	5,217	(8,010)

Net Increase (Decrease) in Net Assets Resulting from Operations	198,503	79,383	31,750	2,289	6,404	(7,702)

Distributions to Shareholders:
From net investment income
Institutional Class	(40,860)	(3,853)	(9,363)	(2,395)	(1,683)	(692)
Class P	(92)	(61)	(4)	(0)	(1)	0
Class A	(40)	(1)	(12)	(2)	(4)	0
Class C	(9)	(0)	(21)	(3)	(12)	0
From net realized capital gains
Institutional Class	0	0	(3,530)	0	0	0
Class P	0	0	(1)	0	0	0
Class A	0	0	(5)	0	0	0
Class C	0	0	(10)	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	(28)
Class P	0	0	0	0	0	(0)
Class A	0	0	0	0	0	(0)
Class C	0	0	0	0	0	(0)

Total Distributions(a)	(41,001)	(3,915)	(12,946)	(2,400)	(1,700)	(720)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(38,073)	1,106,387	81,571	245,198	531	1,496

Total Increase (Decrease) in Net Assets	119,429	1,181,855	100,375	245,087	5,235	(6,926)

Net Assets:
Beginning of year or period	1,381,272	199,417	283,284	38,197	63,181	70,107
End of year or period*	$1,500,701	$1,381,272	$383,659	$283,284	$68,416	$63,181

* Including undistributed (overdistributed) net investment income of:	$(11,565)	$12,896	$(382)	$(48)	$(124)	$(3)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2016	29

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Fundamental International Fund		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund

(Amount in thousands†)	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Increase in Net Assets from:

Operations:
Net investment income	$2,974	$5,793	$6,106	$10,617	$613	$934
Net realized gain (loss)	226	(14,145)	11,753	15,976	4,036	(7,337)
Net change in unrealized appreciation (depreciation)	22,906	(10,831)	29,169	(13,066)	13,097	3,050

Net Increase (Decrease) in Net Assets Resulting from Operations	26,106	(19,183)	47,028	13,527	17,746	(3,353)

Distributions to Shareholders:
From net investment income
Institutional Class	(7,439)	(1,748)	(12,165)	(5,444)	(1,184)	(518)
Class P	(152)	(9)	(138)	(21)	(22)	(1)
Class A	(1)	(0)	(103)	(15)	(39)	(0)
Class C	(9)	(2)	(94)	(3)	(4)	(1)
From net realized capital gains
Institutional Class	0	(3,508)	(16,709)	(11,342)	0	(1,268)
Class P	0	(17)	(167)	(43)	0	(2)
Class A	0	(0)	(137)	(32)	0	(5)
Class C	0	(1)	(133)	(6)	0	(0)

Total Distributions(a)	(7,601)	(5,285)	(29,646)	(16,906)	(1,249)	(1,795)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	69,282	121,475	37,430	75,547	2,406	43,320

Total Increase in Net Assets	87,787	97,007	54,812	72,168	18,903	38,172

Net Assets:
Beginning of year or period	248,569	151,562	519,957	447,789	84,628	46,456
End of year or period*	$336,356	$248,569	$574,769	$519,957	$103,531	$84,628

* Including undistributed (overdistributed) net investment income of:	$(608)	$4,019	$(865)	$5,529	$(195)	$441

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 92.0%

BRAZIL 15.4%

CONSUMER DISCRETIONARY 0.4%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	558,200	$1,755
Grendene S.A.	28,300	153
Lojas Renner S.A.	57,700	410
MRV Engenharia e Participacoes S.A.	394,300	1,322
Via Varejo S.A.	629,300	2,074

		5,714

CONSUMER STAPLES 0.8%
Ambev S.A. ADR	405,357	1,990
BRF S.A.	50,800	752
JBS S.A.	836,000	2,924
Marfrig Global Foods S.A. (a)	1,638,900	3,323
Natura Cosmeticos S.A.	522,400	3,690

		12,679

ENERGY 3.5%
Cosan S.A. Industria e Comercio	142,100	1,662
Petroleo Brasileiro S.A. SP - ADR (a)	5,043,794	50,993

		52,655

FINANCIALS 6.2%
Banco Bradesco S.A. ADR	2,834,008	24,684
Banco do Brasil S.A.	3,325,600	28,632
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	760,200	3,846
Grupo BTG Pactual	87,886	393
Itau Unibanco Holding S.A. SP - ADR ‘H’	3,184,394	32,736
Porto Seguro S.A.	18,800	155
Sul America S.A.	440,859	2,436

		92,882

HEALTH CARE 0.0%
Hypermarcas S.A.	67,200	538

INDUSTRIALS 0.2%
CCR S.A.	175,300	857
EcoRodovias Infraestrutura e Logistica S.A.	544,600	1,377
Embraer S.A. SP - ADR	24,676	475
Localiza Rent a Car S.A.	14,900	156

		2,865

MATERIALS 1.3%
Cia Siderurgica Nacional S.A. SP - ADR (a)	2,432,015	7,856
Duratex S.A. (a)	478,000	998
Fibria Celulose S.A. SP - ADR	150,984	1,451
Gerdau S.A. SP - ADR	3,023,015	9,492

		19,797

REAL ESTATE 0.2%
BR Malls Participacoes S.A. (a)	442,020	1,621

	SHARES	MARKET VALUE (000S)
BR Properties S.A.	307,000	$706

		2,327

TELECOMMUNICATION SERVICES 0.5%
Telefonica Brasil S.A. ADR	373,238	4,994
TIM Participacoes S.A. ADR	261,486	3,086

		8,080

UTILITIES 2.3%
AES Tiete Energia S.A.	339,700	1,461
Alupar Investimento S.A.	66,625	350
Cia de Saneamento Basico do Estado de Sao Paulo ADR	567,601	4,927
Cia de Saneamento de Minas Gerais-COPASA	107,400	1,203
Cia Energetica de Minas Gerais SP - ADR	5,027,184	11,462
CPFL Energia S.A. ADR	298,002	4,589
EDP - Energias do Brasil S.A.	899,300	3,695
Engie Brasil Energia S.A.	178,800	1,918
Light S.A.	611,400	3,256
Transmissora Alianca de Energia Eletrica S.A.	159,200	1,014

		33,875

Total Brazil		231,412

CHILE 0.6%

CONSUMER STAPLES 0.1%
Cencosud S.A.	741,840	2,082

ENERGY 0.0%
Empresas COPEC S.A.	16,750	161

FINANCIALS 0.1%
Banco de Chile	2,707,060	315
Banco de Credito e Inversiones	6,430	325
Banco Santander Chile ADR	14,439	316
Sociedad Matriz del Banco de Chile S.A.	628,000	205

		1,161

INDUSTRIALS 0.1%
Latam Airlines Group S.A. SP - ADR (a)	123,006	1,006

MATERIALS 0.2%
Antofagasta PLC	222,343	1,841
CAP S.A.	151,380	1,080
Sociedad Quimica y Minera de Chile S.A. SP - ADR	16,317	468

		3,389

TELECOMMUNICATION SERVICES 0.0%
Empresa Nacional de Telecomunicaciones S.A. (a)	43,850	466

UTILITIES 0.1%
Colbun S.A.	859,160	169
Enel Generacion Chile S.A. ADR	8,362	163
Enersis Americas S.A.	121,453	997

	SHARES	MARKET VALUE (000S)
Inversiones Aguas Metropolitanas S.A.	78,867	$114

		1,443

Total Chile		9,708

CHINA 15.8%

CONSUMER DISCRETIONARY 0.3%
Belle International Holdings Ltd.	5,274,000	2,954
Dongfeng Motor Group Co. Ltd. ‘H’	270,000	262
GOME Electrical Appliances Holding Ltd.	5,771,000	698
Zhongsheng Group Holdings Ltd.	736,500	656

		4,570

CONSUMER STAPLES 0.1%
Tingyi Cayman Islands Holding Corp.	784,000	950

ENERGY 3.4%
China Coal Energy Co. Ltd. ‘H’	907,000	428
China Oilfield Services Ltd.‘H’	164,000	151
China Petroleum & Chemical Corp. ‘H’	22,018,400	15,507
China Shenhua Energy Co. Ltd. ‘H’	3,734,000	6,980
CNOOC Ltd.	15,309,000	19,025
Inner Mongolia Yitai Coal Co. Ltd. ‘B’	2,229,194	2,066
PetroChina Co. Ltd. ‘H’	8,802,000	6,537
Yanzhou Coal Mining Co. Ltd. ‘H’	684,000	464

		51,158

FINANCIALS 8.6%
Agricultural Bank of China Ltd. ‘H’	29,160,000	11,901
Bank of China Ltd. ‘H’	53,087,000	23,407
Bank of Communications Co. Ltd. ‘H’	8,397,000	6,039
China CITIC Bank Corp. Ltd. ‘H’	4,126,000	2,611
China Construction Bank Corp. ‘H’	59,799,000	45,796
China Everbright Bank Co. Ltd. ‘H’	2,600,000	1,180
China Huarong Asset Management Co. Ltd. (a)	388,000	139
China Life Insurance Co. Ltd. ‘H’	155,000	401
China Merchants Bank Co. Ltd. ‘H’	1,377,000	3,211
China Minsheng Banking Corp. Ltd. ‘H’	2,098,600	2,233
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	2,970,000	1,737
Industrial & Commercial Bank of China Ltd. ‘H’	48,521,000	28,930
People’s Insurance Co. Group of China Ltd. ‘H’	1,163,000	456
PICC Property & Casualty Co. Ltd. ‘H’	108,000	167
Ping An Insurance Group Co. of China Ltd. ‘H’	356,000	1,769

		129,977

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	31

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%
Air China Ltd. ‘H’	206,000	$131
Beijing Capital International Airport Co. Ltd. ‘H’	604,000	609
China Communications Construction Co. Ltd. ‘H’	147,000	168
China Energy Engineering Corp. Ltd.	1,058,000	188
China Railway Construction Corp. Ltd. ‘H’	228,000	292
China Railway Group Ltd. ‘H’	176,000	144
Guangshen Railway Co. Ltd. ‘H’	628,000	378
Harbin Electric Co. Ltd. ‘H’	378,000	175
Shenzhen Expressway Co. Ltd. ‘H’	146,000	124
Sinopec Engineering Group Co. Ltd. ‘H’	681,500	567
Sinotruk Hong Kong Ltd.	236,500	168
Weichai Power Co. Ltd. ‘H’	217,000	333
Yangzijiang Shipbuilding Holdings Ltd.	720,000	404
Zhejiang Expressway Co. Ltd. ‘H’	756,000	720

		4,401

INFORMATION TECHNOLOGY 0.4%
China Railway Signal & Communication Corp. Ltd. ‘H’	258,000	185
Legend Holdings Corp. ‘H’	464,000	1,027
Lenovo Group Ltd.	582,000	351
NetEase, Inc. ADR	5,100	1,098
Sohu.com, Inc. (a)	4,896	166
Tencent Holdings Ltd.	150,000	3,637

		6,464

MATERIALS 0.7%
Angang Steel Co. Ltd. ‘H’	580,000	343
Anhui Conch Cement Co. Ltd. ‘H’	362,500	981
China BlueChemical Ltd. ‘H’	1,142,000	315
China Hongqiao Group Ltd.	896,000	787
China National Building Material Co. Ltd. ‘H’	14,438,000	6,992
China National Materials Co. Ltd. ‘H’	1,261,000	293
China Zhongwang Holdings Ltd.	316,800	134
Jiangxi Copper Co. Ltd. ‘H’	135,000	187
Shandong Chenming Paper Holdings Ltd. ‘B’	194,800	193

		10,225

REAL ESTATE 1.4%
Agile Property Holdings Ltd.	4,108,000	2,086
China Evergrande Group	4,440,000	2,752
CIFI Holdings Group Co. Ltd.	1,326,000	356
Country Garden Holdings Co. Ltd.	7,524,000	4,194
Greentown China Holdings Ltd. (a)	1,369,500	1,104
Guangzhou R&F Properties Co. Ltd. ‘H’	3,045,800	3,668
KWG Property Holding Ltd.	1,429,000	808
Longfor Properties Co. Ltd.	119,000	150
Red Star Macalline Group Corp. Ltd. ‘H’	346,800	357
Shui On Land Ltd.	2,991,000	643

	SHARES	MARKET VALUE (000S)
Sino-Ocean Land Holdings Ltd.	3,807,000	$1,696
SOHO China Ltd.	4,805,000	2,359
Sunac China Holdings Ltd.	492,000	408

		20,581

TELECOMMUNICATION SERVICES 0.5%
China Communications Services Corp. Ltd. ‘H’	2,140,000	1,360
China Telecom Corp. Ltd. ‘H’	12,400,000	5,688

		7,048

UTILITIES 0.1%
CGN Power Co. Ltd. ‘H’	440,000	120
Datang International Power Generation Co. Ltd. ‘H’	2,942,000	768
Huaneng Power International, Inc. ‘H’	1,244,000	821

		1,709

Total China		237,083

GREECE 1.2%

CONSUMER DISCRETIONARY 0.2%
FF Group (a)	20,220	409
OPAP S.A.	302,405	2,673

		3,082

FINANCIALS 0.8%
Alpha Bank AE (a)	2,352,197	4,695
Eurobank Ergasias S.A. (a)	706,769	479
National Bank of Greece S.A. (a)	17,618,201	4,598
Piraeus Bank S.A. (a)	12,919,343	2,834

		12,606

TELECOMMUNICATION SERVICES 0.2%
Hellenic Telecommunications Organization S.A.	232,197	2,181

UTILITIES 0.0%
Public Power Corp. S.A.	66,634	203

Total Greece		18,072

HONG KONG 2.9%

CONSUMER STAPLES 0.4%
China Agri-Industries Holdings Ltd. (a)	2,123,000	826
China Resources Beer Holdings Co. Ltd. (a)	2,692,000	5,333

		6,159

ENERGY 0.1%
Kunlun Energy Co. Ltd.	1,702,000	1,268

FINANCIALS 0.3%
BOC Hong Kong Holdings Ltd.	921,500	3,282
China Taiping Insurance Holdings Co. Ltd. (a)	481,400	987

		4,269

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%
China Merchants Holdings International Co. Ltd.	54,000	$133
CITIC Ltd.	377,000	537
COSCO SHIPPING Ports Ltd.	702,000	704
Shanghai Industrial Holdings Ltd.	780,000	2,103

		3,477

MATERIALS 0.2%
China Resources Cement Holdings Ltd.	2,826,000	1,093
Shougang Fushan Resources Group Ltd.	5,148,000	1,003

		2,096

REAL ESTATE 0.5%
China Jinmao Holdings Group Ltd.	5,120,000	1,375
China Overseas Land & Investment Ltd.	324,000	852
China Resources Land Ltd.	268,000	600
Poly Property Group Co. Ltd.	8,195,000	2,702
Yuexiu Property Co. Ltd.	9,724,000	1,325

		6,854

TELECOMMUNICATION SERVICES 1.0%
China Mobile Ltd.	696,500	7,343
China Unicom Hong Kong Ltd.	6,718,000	7,775

		15,118

UTILITIES 0.2%
China Power International Development Ltd.	2,734,000	987
China Resources Power Holdings Co. Ltd.	1,632,000	2,582

		3,569

Total Hong Kong		42,810

INDIA 5.4%

CONSUMER DISCRETIONARY 0.2%
Tata Motors Ltd.	434,249	2,996

CONSUMER STAPLES 0.1%
Hindustan Unilever Ltd.	24,484	298
ITC Ltd.	242,760	859

		1,157

ENERGY 0.8%
Bharat Petroleum Corp. Ltd.	44,474	415
Cairn India Ltd.	1,244,377	4,422
Coal India Ltd.	93,874	414
Hindustan Petroleum Corp. Ltd.	176,200	1,146
Indian Oil Corp. Ltd.	251,570	1,195
Oil & Natural Gas Corp. Ltd.	872,304	2,445
Oil India Ltd.	80,480	535
Reliance Industries Ltd.	60,654	963
Reliance Industries Ltd. SP - GDR	3,194	101

		11,636

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.5%
Allahabad Bank (a)	1,321,580	$1,170
Andhra Bank	1,652,432	1,152
Bank of Baroda (a)	609,836	1,372
Bank of India	1,286,370	2,022
Canara Bank (a)	490,500	1,888
ICICI Bank Ltd.	293,753	1,099
IDBI Bank Ltd. (a)	489,630	500
Indian Bank	194,920	632
Oriental Bank of Commerce	997,185	1,547
Power Finance Corp. Ltd.	437,630	782
Punjab National Bank (a)	1,601,286	2,698
Rural Electrification Corp. Ltd.	847,840	1,550
State Bank of India	755,419	2,772
State Bank of India SP - GDR	23,639	863
Syndicate Bank (a)	954,209	864
UCO Bank (a)	542,251	266
Union Bank of India	1,008,550	1,811

		22,988

HEALTH CARE 0.0%
Piramal Enterprises Ltd.	29,603	705

INDUSTRIALS 0.3%
Adani Enterprises Ltd.	431,180	486
Bharat Heavy Electricals Ltd.	802,201	1,424
Jaiprakash Associates Ltd. (a)	18,388,364	2,186

		4,096

INFORMATION TECHNOLOGY 0.1%
Infosys Ltd. SP - ADR	72,260	1,072
Tata Consultancy Services Ltd.	10,870	378

		1,450

MATERIALS 2.0%
Hindalco Industries Ltd.	2,351,630	5,314
Hindustan Zinc Ltd.	45,740	171
Jindal Steel & Power Ltd.	2,818,910	2,836
JSW Steel Ltd.	106,360	2,531
National Aluminium Co. Ltd.	457,840	442
NMDC Ltd.	375,570	680
Steel Authority of India Ltd. (a)	2,275,660	1,634
Tata Chemicals Ltd.	79,873	589
Tata Steel Ltd.	1,579,529	9,051
Vedanta Ltd.	825,300	2,605
Vedanta Resources PLC	377,012	4,046

		29,899

REAL ESTATE 0.0%
DLF Ltd.	284,460	464

TELECOMMUNICATION SERVICES 0.1%
Bharti Airtel Ltd.	28,520	128
Reliance Communications Ltd.	2,871,312	1,433

		1,561

UTILITIES 0.3%
Adani Power Ltd. (a)	509,410	224
NHPC Ltd.	1,740,670	679
NTPC Ltd.	174,337	423
Reliance Infrastructure Ltd.	153,230	1,049

	SHARES	MARKET VALUE (000S)
Tata Power Co. Ltd.	1,510,539	$1,681

		4,056

Total India		81,008

INDONESIA 1.5%

CONSUMER DISCRETIONARY 0.1%
Astra International Tbk PT	2,353,900	1,439

CONSUMER STAPLES 0.1%
Indofood Sukses Makmur Tbk PT	2,463,800	1,443

ENERGY 0.5%
Adaro Energy Tbk PT	25,865,700	3,229
Bumi Resources Tbk PT (a)	47,896,000	988
Indo Tambangraya Megah Tbk PT	947,000	1,181
Tambang Batubara Bukit Asam Persero Tbk PT	1,407,000	1,298
United Tractors Tbk PT	982,500	1,546

		8,242

FINANCIALS 0.3%
Bank Central Asia Tbk PT	340,700	391
Bank Mandiri Persero Tbk PT	1,791,100	1,533
Bank Negara Indonesia Persero Tbk PT	3,317,400	1,354
Bank Rakyat Indonesia Persero Tbk PT	1,247,700	1,078

		4,356

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT (a)	707,200	0

MATERIALS 0.1%
Semen Indonesia Persero Tbk PT	435,900	296
Vale Indonesia Tbk PT (a)	5,549,000	1,150

		1,446

TELECOMMUNICATION SERVICES 0.2%
Telekomunikasi Indonesia Persero Tbk PT	10,443,000	3,072
XL Axiata Tbk PT	694,000	119

		3,191

UTILITIES 0.2%
Perusahaan Gas Negara Persero Tbk	12,044,000	2,403

Total Indonesia		22,520

MEXICO 1.3%

CONSUMER STAPLES 0.3%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	7,560	480
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	14,859	1,132
Grupo Bimbo S.A.B. de C.V. ‘A’	417,800	945
Grupo Comercial Chedraui S.A. de C.V.	53,000	95
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	419,900	756

	SHARES	MARKET VALUE (000S)
Wal-Mart de Mexico S.A.B. de C.V.	389,700	$698

		4,106

FINANCIALS 0.2%
Grupo Elektra S.A.B. de C.V.	42,290	531
Grupo Financiero Banorte S.A.B. de C.V. ‘O’	98,700	486
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	310,646	2,233

		3,250

INDUSTRIALS 0.1%
Grupo Aeromexico S.A.B. de C.V. (a)	302,322	569
OHL Mexico S.A.B. de C.V.	1,438,600	1,415

		1,984

MATERIALS 0.5%
Cemex S.A.B. de C.V. SP - ADR (a)	542,077	4,353
Fresnillo PLC	23,328	346
Grupo Mexico S.A.B. de C.V. ‘B’	186,199	506
Industrias Penoles S.A.B. de C.V.	71,080	1,318

		6,523

TELECOMMUNICATION SERVICES 0.2%
America Movil S.A.B. de C.V. SP - ADR ‘L’	261,107	3,282

Total Mexico		19,145

POLAND 2.5%

ENERGY 0.3%
Grupa Lotos S.A. (a)	108,575	991
Polski Koncern Naftowy Orlen S.A.	122,376	2,492
Polskie Gornictwo Naftowe i Gazownictwo S.A.	912,759	1,227

		4,710

FINANCIALS 0.6%
Bank Handlowy w Warszawie S.A.	8,120	148
Bank Pekao S.A.	49,422	1,484
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	443,383	2,979
Powszechny Zaklad Ubezpieczen S.A.	487,962	3,869

		8,480

INDUSTRIALS 0.0%
PKP Cargo S.A.	28,606	321

INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	82,969	1,069

MATERIALS 0.8%
Jastrzebska Spolka Weglowa S.A.	154,580	2,471
KGHM Polska Miedz S.A.	411,912	9,058
Synthos S.A.	297,099	324

		11,853

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	33

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Orange Polska S.A.	1,689,928	$2,223

UTILITIES 0.6%
Enea S.A.	412,388	935
Energa S.A.	865,597	1,881
PGE Polska Grupa Energetyczna S.A.	1,710,292	4,266
Tauron Polska Energia S.A. (a)	3,367,869	2,293

		9,375

Total Poland		38,031

RUSSIA 13.5%

CONSUMER STAPLES 0.5%
X5 Retail Group NV SP - GDR (a)	221,568	7,190

ENERGY 7.9%
Gazprom Neft PJSC SP - ADR	62,665	1,099
Gazprom PJSC SP - ADR	8,103,010	40,881
Lukoil PJSC SP - ADR	684,378	38,336
Rosneft Oil, Co. PJSC	1,921,054	12,476
Surgutneftegas OJSC SP - ADR	4,656,402	23,475
Tatneft PJSC SP - ADR	78,791	3,242

		119,509

FINANCIALS 0.6%
Sberbank of Russia PJSC SP - ADR	632,333	7,281
VTB Bank PJSC SP - GDR	669,046	1,592

		8,873

INDUSTRIALS 0.5%
Aeroflot PJSC	2,939,760	7,348

INFORMATION TECHNOLOGY 0.0%
Mail.Ru Group Ltd. GDR (a)	5,120	94

MATERIALS 1.5%
Alrosa PJSC	111,221	176
Evraz PLC (a)	1,457,926	3,985
Magnitogorsk Iron & Steel Works OJSC	1,771,000	955
Mechel PJSC SP - ADR	294,903	1,690
MMC Norilsk Nickel PJSC ADR	699,304	11,639
Novolipetsk Steel PJSC GDR	53,070	987
PhosAgro PJSC SP - GDR	140,418	2,141
Severstal PJSC SP - GDR	82,223	1,239

		22,812

TELECOMMUNICATION SERVICES 1.4%
MegaFon PJSC SP - GDR	304,423	2,877
Mobile TeleSystems PJSC	2,761,160	11,613
Rostelecom PJSC	1,781,450	2,441
Sistema PJSC FC SP - GDR	464,854	4,184

		21,115

UTILITIES 1.1%
Federal Grid Co. Unified Energy System PJSC	1,677,080,000	5,552

	SHARES	MARKET VALUE (000S)
Inter RAO UES PJSC	49,690,000	$3,096
Mosenergo PJSC	6,070,000	246
Rosseti PJSC	153,696,000	2,866
RusHydro PJSC	289,167,000	4,355

		16,115

Total Russia		203,056

SOUTH AFRICA 7.4%

CONSUMER DISCRETIONARY 0.2%
Imperial Holdings Ltd.	229,613	3,038
Truworths International Ltd.	68,000	394
Tsogo Sun Holdings Ltd.	149,481	300

		3,732

CONSUMER STAPLES 0.1%
Bid Corp. Ltd.	50,073	887
Massmart Holdings Ltd.	67,450	620
Pick n Pay Stores Ltd.	32,260	150
Tiger Brands Ltd.	9,241	267

		1,924

ENERGY 0.1%
Exxaro Resources Ltd.	231,410	1,494

FINANCIALS 2.5%
Barclays Africa Group Ltd.	561,723	6,895
FirstRand Ltd.	535,910	2,068
Investec Ltd.	88,418	580
Liberty Holdings Ltd.	378,451	3,037
MMI Holdings Ltd.	392,941	671
Nedbank Group Ltd.	327,178	5,663
Sanlam Ltd.	808,874	3,700
Standard Bank Group Ltd.	1,304,750	14,367

		36,981

HEALTH CARE 0.1%
Life Healthcare Group Holdings Ltd.	226,620	537
Netcare Ltd.	238,566	554

		1,091

INDUSTRIALS 0.4%
Barloworld Ltd.	700,846	5,993
Bidvest Group Ltd.	62,798	827

		6,820

MATERIALS 2.5%
African Rainbow Minerals Ltd.	237,920	1,693
AngloGold Ashanti Ltd. SP - ADR (a)	308,440	3,242
Assore Ltd.	11,220	193
Gold Fields Ltd. SP - ADR	1,489,576	4,484
Harmony Gold Mining Co. Ltd. SP - ADR	160,000	354
Impala Platinum Holdings Ltd. (a)	882,181	2,714
Kumba Iron Ore Ltd. (a)	505,497	5,852
Lonmin PLC (a)	742,343	1,286
Nampak Ltd.	1,444,148	1,943
Sappi Ltd. (a)	536,192	3,498
Sasol Ltd.	390,660	11,212

	SHARES	MARKET VALUE (000S)
Sibanye Gold Ltd.	497,422	$893

		37,364

TELECOMMUNICATION SERVICES 1.5%
MTN Group Ltd.	1,784,340	16,342
Telkom S.A. SOC Ltd.	685,847	3,677
Vodacom Group Ltd.	168,588	1,868

		21,887

Total South Africa		111,293

SOUTH KOREA 13.6%

CONSUMER DISCRETIONARY 2.4%
CJ O Shopping Co. Ltd.	6,798	914
Hankook Tire Co. Ltd.	23,210	1,116
Hyundai Department Store Co. Ltd.	2,732	247
Hyundai Mobis Co. Ltd.	8,468	1,849
Hyundai Motor Co.	121,196	14,621
Kia Motors Corp.	109,733	3,561
Kumho Tire Co., Inc. (a)	278,110	1,948
LG Electronics, Inc.	194,015	8,283
Lotte Shopping Co. Ltd.	16,673	3,058
Shinsegae Ltd.	1,616	235

		35,832

CONSUMER STAPLES 0.2%
Amorepacific Corp.	335	89
E-MART Inc.	8,932	1,352
Hite Jinro Co. Ltd.	29,390	513
KT&G Corp.	10,050	841
LG Household & Health Care Ltd.	146	104

		2,899

ENERGY 0.1%
GS Holdings Corp.	8,640	386
SK Innovation Co. Ltd.	10,776	1,304

		1,690

FINANCIALS 3.2%
BNK Financial Group, Inc.	20,170	145
DGB Financial Group, Inc.	188,903	1,526
Dongbu Insurance Co. Ltd.	14,931	773
Hana Financial Group, Inc.	286,003	7,382
Hanwha Life Insurance Co. Ltd.	400,571	2,164
Hyundai Marine & Fire Insurance Co. Ltd.	63,832	1,661
Industrial Bank of Korea	300,163	3,150
KB Financial Group, Inc.	192,700	6,810
KB Insurance Co. Ltd.	50,240	1,087
Mirae Asset Life Insurance Co. Ltd.	275,343	1,173
Samsung Card Co. Ltd.	17,000	559
Samsung Fire & Marine Insurance Co. Ltd.	1,002	223
Samsung Life Insurance Co. Ltd.	52,206	4,859
Shinhan Financial Group Co. Ltd.	211,849	7,945
Tongyang Life Insurance Co. Ltd.	57,530	603
Woori Bank	693,129	7,305

		47,365

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.4%
Asiana Airlines, Inc. (a)	251,400	$876
CJ Corp.	10,817	1,673
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	110,150	204
Doosan Corp.	13,056	1,132
Doosan Heavy Industries & Construction Co. Ltd.	100,631	2,261
Doosan Infracore Co. Ltd. (a)	391,760	2,847
Hanwha Corp.	45,665	1,323
Hyundai Engineering & Construction Co. Ltd.	13,414	475
Hyundai Heavy Industries Co. Ltd.	29,220	3,510
Korean Air Lines Co. Ltd. (a)	68,642	1,549
LG Corp.	5,285	262
LS Corp.	60,266	2,956
Samsung Heavy Industries Co. Ltd.	176,820	1,350
SK Networks Co. Ltd.	211,990	1,213

		21,631

INFORMATION TECHNOLOGY 3.3%
LG Display Co. Ltd.	110,827	2,875
Samsung Electro-Mechanics Co. Ltd.	4,161	175
Samsung Electronics Co. Ltd.	31,662	47,123
SK Hynix, Inc.	4,800	177

		50,350

MATERIALS 1.5%
Dongkuk Steel Mill Co. Ltd.	218,669	1,994
Hanwha Chemical Corp.	49,160	1,002
Hyosung Corp.	3,622	435
Hyundai Steel Co.	38,531	1,813
Kolon Industries, Inc.	10,391	636
LG Chem Ltd.	1,403	303
OCI Co. Ltd.	1,672	109
POSCO	75,886	16,112

		22,404

TELECOMMUNICATION SERVICES 1.1%
KT Corp. SP - ADR (a)	548,263	7,725
LG Uplus Corp.	569,492	5,398
SK Telecom Co. Ltd. SP - ADR	142,881	2,986

		16,109

UTILITIES 0.4%
Korea Electric Power Corp.	102,778	3,749
Korea Gas Corp.	43,487	1,745

		5,494

Total South Korea		203,774

TAIWAN 7.2%

CONSUMER DISCRETIONARY 0.3%
Cheng Shin Rubber Industry Co. Ltd.	134,000	252
Far Eastern Department Stores Ltd.	383,000	190
Formosa Taffeta Co. Ltd.	360,000	329
Pou Chen Corp.	945,000	1,174
Ruentex Industries Ltd.	929,000	1,536

	SHARES	MARKET VALUE (000S)
Yulon Motor Co. Ltd.	665,000	$551

		4,032

CONSUMER STAPLES 0.1%
Uni-President Enterprises Corp.	1,277,640	2,107

FINANCIALS 0.9%
Cathay Financial Holding Co. Ltd.	345,000	513
China Development Financial Holding Corp.	2,507,000	624
China Life Insurance Co. Ltd.	4,426,632	4,377
Fubon Financial Holding Co. Ltd.	114,000	180
Hua Nan Financial Holdings Co. Ltd.	1,203,948	605
Mega Financial Holding Co. Ltd.	2,207,658	1,570
Mercuries Life Insurance Co. Ltd. (a)	877,000	461
Shanghai Commercial & Savings Bank Ltd.	556,446	466
Shin Kong Financial Holding Co. Ltd.	10,074,903	2,461
SinoPac Financial Holdings Co. Ltd.	2,928,601	823
Taishin Financial Holding Co. Ltd.	2,205,772	806
Taiwan Business Bank	2,834,750	715
Taiwan Cooperative Financial Holding Co. Ltd.	698,710	304

		13,905

INDUSTRIALS 0.2%
Far Eastern New Century Corp.	2,987,520	2,237
Taiwan High Speed Rail Corp.	263,000	150
Teco Electric and Machinery Co. Ltd.	689,000	594

		2,981

INFORMATION TECHNOLOGY 4.6%
Acer, Inc.	4,382,000	1,771
Advanced Semiconductor Engineering, Inc.	1,093,000	1,114
Asustek Computer, Inc.	354,000	2,898
AU Optronics Corp.	11,770,000	4,274
Compal Electronics, Inc.	5,171,000	2,954
Hon Hai Precision Industry Co. Ltd.	2,767,145	7,198
HTC Corp.	2,213,000	5,393
Innolux Corp.	13,807,000	4,943
Inventec Corp.	2,101,000	1,433
Lite-On Technology Corp.	2,780,035	4,181
MediaTek, Inc.	147,000	982
Novatek Microelectronics Corp.	125,000	411
Pegatron Corp.	182,000	433
Powertech Technology, Inc.	667,000	1,790
Quanta Computer, Inc.	901,000	1,679
Siliconware Precision Industries Co. Ltd.	284,000	421
Synnex Technology International Corp.	812,650	817
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	464,702	13,360
TPK Holding Co. Ltd.	1,159,000	2,124
Unimicron Technology Corp.	2,268,000	869

	SHARES	MARKET VALUE (000S)
United Microelectronics Corp.	12,413,000	$4,371
Wistron Corp.	5,047,358	3,890
WPG Holdings Ltd.	987,000	1,160
Yageo Corp.	114,036	207

		68,673

MATERIALS 0.6%
Asia Cement Corp.	1,826,000	1,485
China Steel Corp.	3,546,000	2,696
Formosa Chemicals & Fibre Corp.	350,000	1,042
Formosa Plastics Corp.	118,000	325
Nan Ya Plastics Corp.	223,000	491
Taiwan Cement Corp.	2,705,000	2,940

		8,979

REAL ESTATE 0.1%
Farglory Land Development Co. Ltd.	297,000	340
Highwealth Construction Corp.	443,000	625

		965

TELECOMMUNICATION SERVICES 0.4%
Chunghwa Telecom Co. Ltd.	1,347,000	4,230
Far EasTone Telecommunications Co. Ltd.	519,000	1,167
Taiwan Mobile Co. Ltd.	112,000	360

		5,757

Total Taiwan		107,399

THAILAND 2.6%

CONSUMER STAPLES 0.1%
Charoen Pokphand Foods PCL	943,800	775

ENERGY 1.2%
Banpu Public Co. Ltd.	5,764,200	3,070
PTT Exploration & Production PCL	2,358,400	6,317
PTT PCL	767,500	7,946

		17,333

FINANCIALS 0.8%
Bangkok Bank PCL	750,100	3,330
Kasikornbank PCL	437,500	2,161
Krung Thai Bank PCL	4,893,375	2,411
Siam Commercial Bank PCL	662,800	2,811
Thanachart Capital PCL	1,439,600	1,767

		12,480

INDUSTRIALS 0.3%
Thai Airways International PCL (a)	7,325,400	4,634

MATERIALS 0.1%
PTT Global Chemical PCL	753,900	1,322

TELECOMMUNICATION SERVICES 0.1%
Advanced Info Service PCL	58,500	239

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Total Access Communication PCL	1,670,400	$1,757

		1,996

Total Thailand		38,540

TURKEY 1.1%

CONSUMER DISCRETIONARY 0.0%
Arcelik A/S	54,550	328

CONSUMER STAPLES 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	70,130	350
Migros Ticaret A/S	138,778	691

		1,041

ENERGY 0.0%
Tupras Turkiye Petrol Rafinerileri A/S	8,010	160

FINANCIALS 0.8%
Akbank TAS	341,710	756
Haci Omer Sabanci Holding A/S	1,191,270	3,084
Turkiye Garanti Bankasi A/S	548,420	1,183
Turkiye Halk Bankasi A/S	887,350	2,345
Turkiye Is Bankasi ‘C’	1,818,390	2,667
Turkiye Vakiflar Bankasi TAO ‘D’	872,270	1,073
Yapi ve Kredi Bankasi A/S	864,370	839

		11,947

INDUSTRIALS 0.1%
KOC Holding A/S	121,880	476
Turk Hava Yollari AO (a)	410,210	582
Turkiye Sise ve Cam Fabrikalari A/S	449,610	488

		1,546

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%
Eregli Demir ve Celik Fabrikalari TAS	824,600	$1,200

TELECOMMUNICATION SERVICES 0.0%
Turk Telekomunikasyon A/S	282,560	422
Turkcell Iletisim Hizmetleri A/S (a)	99,427	275

		697

Total Turkey		16,919

Total Common Stocks (Cost $1,173,559)		1,380,770

PREFERRED STOCKS 7.5%

BRAZIL 7.1%

BANKING & FINANCE 0.2%
Banco do Estado do Rio Grande do Sul S.A.	875,800	2,774
Itausa - Investimentos Itau S.A.	116,700	296

		3,070

INDUSTRIALS 5.2%
Braskem S.A.	470,400	4,938
Cia Brasileira de Distribuicao	487,100	8,179
Metalurgica Gerdau S.A.	8,585,200	12,570
Usinas Siderurgicas de Minas Gerais S.A.	1,987,400	2,481
Vale S.A.	6,882,100	49,061

		77,229

UTILITIES 1.7%
Centrais Eletricas Brasileiras S.A.	1,881,600	14,943
Cia de Gas de Sao Paulo - COMGAS	11,900	168

	SHARES	MARKET VALUE (000S)
Cia de Saneamento do Parana	102,400	$338
Cia de Transmissao de Energia Eletrica Paulista	37,800	752
Cia Energetica de Sao Paulo	782,700	3,240
Cia Paranaense de Energia	426,600	3,574
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	708,022	2,451

		25,466

Total Brazil		105,765

RUSSIA 0.4%

UTILITIES 0.4%
Bashneft PJSC	43,723	873
Transneft PJSC	1,609	5,190

		6,063

Total Russia		6,063

Total Preferred Stocks (Cost $58,056)		111,828

Total Investments in Securities (Cost $1,231,615)		1,492,598

Total Investments 99.5% (Cost $1,231,615)		$1,492,598

Other Assets and Liabilities, net 0.5%		8,103

Net Assets 100.0%		$1,500,701

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$521	$0	$521

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(408)	$0	$(408)

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$5,714	$0	$5,714
Consumer Staples	1,990	10,689	0	12,679
Energy	50,993	1,662	0	52,655
Financials	57,420	35,462	0	92,882
Health Care	0	538	0	538
Industrials	475	2,390	0	2,865
Materials	18,799	998	0	19,797
Real Estate	0	2,327	0	2,327
Telecommunication Services	8,080	0	0	8,080
Utilities	20,978	12,897	0	33,875
Chile
Consumer Staples	2,082	0	0	2,082
Energy	161	0	0	161
Financials	1,161	0	0	1,161
Industrials	1,006	0	0	1,006
Materials	1,548	1,841	0	3,389
Telecommunication Services	466	0	0	466
Utilities	1,443	0	0	1,443
China
Consumer Discretionary	0	4,570	0	4,570
Consumer Staples	0	950	0	950
Energy	0	51,158	0	51,158
Financials	0	129,977	0	129,977
Industrials	0	4,401	0	4,401
Information Technology	1,264	5,200	0	6,464
Materials	0	10,225	0	10,225
Real Estate	0	20,581	0	20,581
Telecommunication Services	0	7,048	0	7,048
Utilities	0	1,709	0	1,709
Greece
Consumer Discretionary	0	3,082	0	3,082
Financials	0	12,606	0	12,606
Telecommunication Services	0	2,181	0	2,181
Utilities	0	203	0	203
Hong Kong
Consumer Staples	0	6,159	0	6,159
Energy	0	1,268	0	1,268
Financials	0	4,269	0	4,269
Industrials	0	3,477	0	3,477
Materials	0	2,096	0	2,096
Real Estate	0	6,854	0	6,854
Telecommunication Services	0	15,118	0	15,118
Utilities	0	3,569	0	3,569
India
Consumer Discretionary	0	2,996	0	2,996
Consumer Staples	0	1,157	0	1,157
Energy	101	11,535	0	11,636
Financials	0	22,988	0	22,988
Health Care	0	705	0	705
Industrials	0	4,096	0	4,096
Information Technology	1,072	378	0	1,450
Materials	0	29,899	0	29,899
Real Estate	0	464	0	464
Telecommunication Services	0	1,561	0	1,561
Utilities	0	4,056	0	4,056
Indonesia
Consumer Discretionary	0	1,439	0	1,439
Consumer Staples	0	1,443	0	1,443
Energy	988	7,254	0	8,242
Financials	0	4,356	0	4,356
Materials	0	1,446	0	1,446
Telecommunication Services	0	3,191	0	3,191
Utilities	0	2,403	0	2,403

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Mexico
Consumer Staples	$4,106	$0	$0	$4,106
Financials	3,250	0	0	3,250
Industrials	1,984	0	0	1,984
Materials	6,177	346	0	6,523
Telecommunication Services	3,282	0	0	3,282
Poland
Energy	0	4,710	0	4,710
Financials	0	8,480	0	8,480
Industrials	321	0	0	321
Information Technology	0	1,069	0	1,069
Materials	2,471	9,382	0	11,853
Telecommunication Services	0	2,223	0	2,223
Utilities	0	9,375	0	9,375
Russia
Consumer Staples	7,190	0	0	7,190
Energy	0	119,509	0	119,509
Financials	0	8,873	0	8,873
Industrials	0	7,348	0	7,348
Information Technology	94	0	0	94
Materials	8,803	14,009	0	22,812
Telecommunication Services	7,061	14,054	0	21,115
Utilities	0	16,115	0	16,115
South Africa
Consumer Discretionary	394	3,338	0	3,732
Consumer Staples	620	1,304	0	1,924
Energy	0	1,494	0	1,494
Financials	0	36,981	0	36,981
Health Care	0	1,091	0	1,091
Industrials	0	6,820	0	6,820
Materials	14,125	23,239	0	37,364
Telecommunication Services	0	21,887	0	21,887
South Korea
Consumer Discretionary	0	35,832	0	35,832
Consumer Staples	0	2,899	0	2,899
Energy	0	1,690	0	1,690
Financials	0	47,365	0	47,365
Industrials	0	21,427	204	21,631
Information Technology	0	50,350	0	50,350
Materials	0	22,404	0	22,404
Telecommunication Services	10,711	5,398	0	16,109
Utilities	0	5,494	0	5,494
Taiwan
Consumer Discretionary	0	4,032	0	4,032
Consumer Staples	0	2,107	0	2,107
Financials	466	13,439	0	13,905
Industrials	0	2,981	0	2,981
Information Technology	13,567	55,106	0	68,673
Materials	0	8,979	0	8,979
Real Estate	0	965	0	965
Telecommunication Services	0	5,757	0	5,757
Thailand
Consumer Staples	0	775	0	775
Energy	0	17,333	0	17,333
Financials	0	12,480	0	12,480
Industrials	0	4,634	0	4,634
Materials	0	1,322	0	1,322
Telecommunication Services	0	1,996	0	1,996
Turkey
Consumer Discretionary	0	328	0	328
Consumer Staples	350	691	0	1,041
Energy	0	160	0	160
Financials	0	11,947	0	11,947
Industrials	0	1,546	0	1,546
Materials	0	1,200	0	1,200
Telecommunication Services	0	697	0	697

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Preferred Stocks
Brazil
Banking & Finance	$0	$3,070	$0	$3,070
Industrials	0	77,229	0	77,229
Utilities	168	25,298	0	25,466
Russia
Utilities	0	6,063	0	6,063

Total Investments	$255,167	$1,237,227	$204	$1,492,598

There were assets and liabilities valued at $177,930 transferred from Level 1 to Level 2 during the period ended December 31, 2016. There were assets and liabilities valued at $24,384 transferred from Level 2 to Level 1 during the period ended December 31, 2016. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2016.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	5,102,263	$49,390
PIMCO RAE Fundamental International Fund	19,201,561	175,694
PIMCO RAE Fundamental U.S. Fund	15,568,922	158,025

Total Mutual Funds (Cost $368,446)		383,109

Total Investments in Affiliates (Cost $368,446)		383,109

Total Investments 99.9% (Cost $368,446)		$383,109

Other Assets and Liabilities, net 0.1%		550

Net Assets 100.0%		$383,659

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Mutual Funds
United States	$383,109	$0	$0	$383,109

Totals	$383,109	$0	$0	$383,109

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 98.7%

MUTUAL FUNDS (a) 98.7%

UNITED STATES 98.7%
PIMCO RAE Fundamental Emerging Markets Fund	1,531,918	$14,829
PIMCO RAE Fundamental International Fund	5,758,835	52,693

Total Mutual Funds (Cost $71,272)		67,522

Total Investments in Affiliates (Cost $71,272)		67,522

Total Investments 98.7% (Cost $71,272)		$67,522

Other Assets and Liabilities, net 1.3%		894

Net Assets 100.0%		$68,416

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Mutual Funds
United States	$67,522	$0	$0	$67,522

Totals	$67,522	$0	$0	$67,522

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental International Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 98.7%

AUSTRALIA 6.7%

CONSUMER DISCRETIONARY 0.1%
Myer Holdings Ltd.	157,408	$157
Star Entertainment Grp Ltd.	15,758	59
Tatts Group Ltd.	21,537	69

		285

CONSUMER STAPLES 0.6%
Coca-Cola Amatil Ltd.	20,294	148
Metcash Ltd. (a)	151,799	249
Wesfarmers Ltd.	26,188	795
Woolworths Ltd.	44,645	775

		1,967

ENERGY 0.5%
Origin Energy Ltd.	20,511	97
Santos Ltd.	65,532	189
Whitehaven Coal Ltd.	30,759	57
Woodside Petroleum Ltd.	29,407	659
WorleyParsons Ltd.	74,818	521

		1,523

FINANCIALS 2.7%
AMP Ltd.	77,485	281
Australia & New Zealand Banking Group Ltd.	91,418	2,001
Bank of Queensland Ltd.	3,116	27
Bendigo & Adelaide Bank Ltd.	33,835	310
Commonwealth Bank of Australia	24,361	1,445
Genworth Mortgage Insurance Australia Ltd.	40,911	96
Insurance Australia Group Ltd.	25,784	111
Macquarie Group Ltd.	4,902	307
National Australia Bank Ltd.	76,518	1,690
QBE Insurance Group Ltd.	22,352	200
Suncorp Group Ltd.	85,507	833
Westpac Banking Corp.	79,765	1,872

		9,173

HEALTH CARE 0.1%
CSL Ltd.	2,619	190
Primary Health Care Ltd.	49,375	145
Sonic Healthcare Ltd.	2,486	38

		373

INDUSTRIALS 0.2%
Aurizon Holdings Ltd.	37,481	136
CIMIC Group Ltd.	8,498	214
Cleanaway Waste Management Ltd.	81,072	72
Downer EDI Ltd.	64,130	281
Qantas Airways Ltd.	26,082	62

		765

MATERIALS 2.3%
BHP Billiton Ltd.	306,122	5,250
BlueScope Steel Ltd.	16,710	111
Boral Ltd.	34,887	136
CSR Ltd.	94,891	315
Fortescue Metals Group Ltd.	243,066	1,016

	SHARES	MARKET VALUE (000S)
Iluka Resources Ltd.	12,800	$67
Incitec Pivot Ltd.	45,389	117
Mineral Resources Ltd.	17,642	154
Orica Ltd.	28,916	367
OZ Minerals Ltd.	48,947	276

		7,809

REAL ESTATE 0.0%
Lend Lease Group	10,213	107

TELECOMMUNICATION SERVICES 0.1%
Telstra Corp. Ltd.	52,109	192

UTILITIES 0.1%
AGL Energy Ltd.	7,374	117
AusNet Services	75,497	86
DUET Group	21,277	42

		245

Total Australia		22,439

AUSTRIA 0.7%

ENERGY 0.2%
OMV AG	20,215	713

FINANCIALS 0.4%
Erste Group Bank AG	21,462	628
Raiffeisen Bank International AG	25,917	472
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,484	100

		1,200

INDUSTRIALS 0.0%
Oesterreichische Post AG	2,010	67

MATERIALS 0.1%
voestalpine AG	9,841	385

REAL ESTATE 0.0%
IMMOFINANZ AG	29,881	58

Total Austria		2,423

BELGIUM 0.6%

CONSUMER STAPLES 0.2%
Anheuser-Busch InBev S.A.	5,756	609

FINANCIALS 0.3%
Ageas	16,690	659
KBC Group NV	4,156	257

		916

HEALTH CARE 0.0%
UCB S.A.	545	35

INDUSTRIALS 0.0%
bpost S.A.	2,870	68

MATERIALS 0.0%
Solvay S.A.	647	75
Umicore S.A.	1,084	62

		137

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	7,954	$229

Total Belgium		1,994

CANADA 10.4%

CONSUMER DISCRETIONARY 0.3%
Canadian Tire Corp. Ltd. ‘A’	1,861	193
Hudson’s Bay Co.	6,307	62
Magna International, Inc.	13,637	592
Quebecor, Inc. ‘B’	6,356	177
Shaw Communications, Inc. ‘B’	2,784	56

		1,080

CONSUMER STAPLES 0.2%
Empire Co. Ltd. ‘A’	11,399	134
George Weston Ltd.	3,583	303

		437

ENERGY 3.3%
ARC Resources Ltd.	10,683	184
Baytex Energy Corp. (a)	109,904	537
Bonavista Energy Corp.	54,699	196
Cameco Corp.	3,558	37
Canadian Natural Resources Ltd.	24,466	780
Cenovus Energy, Inc.	79,022	1,195
Crescent Point Energy Corp.	35,997	489
Enbridge, Inc.	3,636	153
Encana Corp.	87,831	1,031
Enerplus Corp.	101,229	960
Gran Tierra Energy, Inc. (a)	22,590	68
Husky Energy, Inc. (a)	52,393	636
MEG Energy Corp. (a)	60,308	414
Pengrowth Energy Corp.	130,604	185
Penn West Petroleum Ltd. (a)	170,963	302
PrairieSky Royalty Ltd.	1,290	31
Precision Drilling Corp.	56,334	307
ShawCor Ltd.	3,629	97
Suncor Energy, Inc.	80,736	2,640
TransCanada Corp.	17,662	796
Vermilion Energy, Inc.	3,457	145

		11,183

FINANCIALS 3.3%
Bank of Montreal	20,748	1,492
Bank of Nova Scotia	33,224	1,850
Canadian Imperial Bank of Commerce	17,851	1,457
Genworth MI Canada, Inc.	4,464	112
Great-West Lifeco, Inc. (b)	6,232	163
IGM Financial, Inc.	6,056	172
Manulife Financial Corp.	21,009	374
National Bank of Canada	12,253	498
Onex Corp.	4,401	300
Power Corp. of Canada	21,353	478
Power Financial Corp.	10,058	251
Royal Bank of Canada	27,951	1,892
Sun Life Financial, Inc.	11,336	435
Toronto-Dominion Bank	33,177	1,636

		11,110

INDUSTRIALS 0.8%
Air Canada (a)	74,275	756

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Bombardier, Inc. ‘B’ (a)	245,389	$395
Canadian National Railway Co.	10,236	689
Canadian Pacific Railway Ltd.	301	43
Finning International, Inc.	16,410	321
Russel Metals, Inc.	3,857	74
SNC-Lavalin Group, Inc.	3,333	143
WestJet Airlines Ltd.	11,867	204

		2,625

INFORMATION TECHNOLOGY 0.1%
BlackBerry Ltd. (a)	50,319	347

MATERIALS 1.7%
Agrium, Inc.	3,576	359
Barrick Gold Corp.	29,976	479
First Quantum Minerals Ltd.	31,817	316
Goldcorp, Inc.	2,553	35
IAMGOLD Corp. (a)	80,254	309
Kinross Gold Corp. (a)	72,250	225
Potash Corp. of Saskatchewan, Inc.	49,348	893
Teck Resources Ltd. ‘B’	134,453	2,691
Yamana Gold, Inc.	137,184	385

		5,692

TELECOMMUNICATION SERVICES 0.4%
BCE, Inc.	6,680	289
Manitoba Telecom Services, Inc.	10,321	292
Rogers Communications, Inc. ‘B’	13,179	508
TELUS Corp.	10,391	331

		1,420

UTILITIES 0.3%
Atco Ltd. ‘I’	5,293	176
Canadian Utilities Ltd. ‘A’	2,452	66
Capital Power Corp.	10,631	184
Emera, Inc.	1,977	67
Just Energy Group, Inc.	4,994	27
Superior Plus Corp.	13,969	133
TransAlta Corp.	59,134	327

		980

Total Canada		34,874

DENMARK 0.9%

CONSUMER DISCRETIONARY 0.0%
Pandora A/S	562	73

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	3,931	339

FINANCIALS 0.1%
Danske Bank A/S	7,031	213

HEALTH CARE 0.1%
Novo Nordisk A/S ‘B’	11,054	396

INDUSTRIALS 0.5%
AP Moller - Maersk A/S	721	1,149
ISS A/S	12,460	420

	SHARES	MARKET VALUE (000S)
Vestas Wind Systems A/S	450	$29

		1,598

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	74,064	380

Total Denmark		2,999

FINLAND 0.7%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat OYJ	828	31

CONSUMER STAPLES 0.1%
Kesko OYJ ‘B’	5,227	261

ENERGY 0.0%
Neste OYJ	2,117	81

FINANCIALS 0.0%
Sampo OYJ ‘A’	2,758	123

HEALTH CARE 0.0%
Orion OYJ ‘B’	2,703	120

INDUSTRIALS 0.1%
Kone OYJ ‘B’	595	27
Metso OYJ	4,303	122

		149

INFORMATION TECHNOLOGY 0.0%
Tieto OYJ	3,471	94

MATERIALS 0.3%
Stora Enso OYJ ‘R’	32,138	344
UPM-Kymmene OYJ	21,458	525

		869

TELECOMMUNICATION SERVICES 0.0%
Elisa OYJ	2,204	71

UTILITIES 0.2%
Fortum OYJ	35,367	541

Total Finland		2,340

FRANCE 11.6%

CONSUMER DISCRETIONARY 1.5%
Accor S.A.	2,993	112
Christian Dior SE	1,584	332
Cie Generale des Etablissements Michelin	7,868	875
Elior Group	5,098	117
Kering	1,160	260
Lagardere S.C.A.	15,551	432
LVMH Moet Hennessy Louis Vuitton SE	3,099	591
Peugeot S.A. (a)	15,865	258
Publicis Groupe S.A.	2,164	149
Renault S.A.	5,733	509
Television Francaise 1	10,115	100
Valeo S.A.	2,565	147

	SHARES	MARKET VALUE (000S)
Vivendi S.A.	66,663	$1,264

		5,146

CONSUMER STAPLES 0.7%
Carrefour S.A.	36,008	867
Casino Guichard Perrachon S.A.	12,108	580
Danone S.A.	7,620	482
L’Oreal S.A.	1,180	215
Pernod-Ricard S.A.	2,053	222

		2,366

ENERGY 1.3%
CGG S.A. (a)	9,233	133
Technip S.A.	3,145	224
Total S.A.	71,431	3,664
Vallourec S.A.	65,768	452

		4,473

FINANCIALS 3.0%
AXA S.A.	66,402	1,674
BNP Paribas S.A.	55,473	3,530
CNP Assurances	13,742	254
Credit Agricole S.A.	63,615	788
Eurazeo S.A.	1,914	112
Natixis S.A.	13,919	78
SCOR SE	6,389	221
Societe Generale S.A.	68,822	3,385
Wendel S.A.	782	94

		10,136

HEALTH CARE 1.0%
Essilor International S.A.	1,195	135
Sanofi	40,481	3,273

		3,408

INDUSTRIALS 2.1%
Air France-KLM (a)	141,318	769
Airbus Group SE	4,878	322
Alstom S.A. (a)	4,873	134
Bouygues S.A.	22,275	798
Cie de Saint-Gobain	25,715	1,196
Eiffage S.A.	7,802	543
Legrand S.A.	525	30
Rexel S.A.	32,482	534
Safran S.A.	3,966	285
Schneider Electric SE	10,080	700
Teleperformance SE	1,325	133
Thales S.A.	1,332	129
Vinci S.A.	19,674	1,338

		6,911

INFORMATION TECHNOLOGY 0.2%
Atos SE	3,411	360
Capgemini S.A.	1,727	145
Neopost S.A.	4,708	147

		652

MATERIALS 0.2%
Air Liquide S.A.	3,225	359
Arkema S.A.	2,292	224

		583

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
Nexity S.A.	1,613	$75

TELECOMMUNICATION SERVICES 0.6%
Orange S.A.	134,319	2,037

UTILITIES 1.0%
Electricite de France S.A.	70,362	716
Engie S.A.	145,184	1,848
Suez	18,973	280
Veolia Environnement S.A.	25,569	434

		3,278

Total France		39,065

GERMANY 9.0%

CONSUMER DISCRETIONARY 1.3%
adidas AG	5,554	876
Bayerische Motoren Werke AG	14,569	1,357
Continental AG	1,704	328
Daimler AG	22,631	1,680
Fielmann AG	1,069	71
ProSiebenSat.1 Media SE	3,881	149

		4,461

CONSUMER STAPLES 0.4%
METRO AG	29,500	981
Suedzucker AG	15,991	381

		1,362

FINANCIALS 2.0%
Commerzbank AG	213,994	1,629
Deutsche Bank AG	172,311	3,126
Deutsche Boerse AG	1,859	149
Hannover Rueck SE	2,080	225
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,879	1,299
Talanx AG (a)	9,333	312

		6,740

HEALTH CARE 0.5%
Bayer AG	9,511	991
Fresenius Medical Care AG & Co. KGaA	1,471	124
Fresenius SE & Co. KGaA	4,428	346
Rhoen Klinikum AG	3,842	104
STADA Arzneimittel AG	2,600	134

		1,699

INDUSTRIALS 1.8%
Bilfinger SE	7,015	270
Brenntag AG	1,832	101
Deutsche Lufthansa AG	101,568	1,309
Deutsche Post AG	46,729	1,532
Fraport AG Frankfurt Airport Services Worldwide	1,874	111
GEA Group AG	1,600	64
HOCHTIEF AG	2,955	413
OSRAM Licht AG	2,427	127
Rheinmetall AG	3,811	256
Siemens AG	14,209	1,740

		5,923

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.3%
Infineon Technologies AG	7,758	$134
SAP SE	8,082	699

		833

MATERIALS 1.2%
Aurubis AG	2,430	140
BASF SE	20,670	1,916
Evonik Industries AG	5,754	171
HeidelbergCement AG	5,429	505
K+S AG	18,436	439
Lanxess AG	4,376	287
Linde AG	1,530	251
Salzgitter AG	10,783	378
ThyssenKrupp AG	2,804	67

		4,154

TELECOMMUNICATION SERVICES 0.5%
Deutsche Telekom AG	83,426	1,431
Freenet AG	5,302	149

		1,580

UTILITIES 1.0%
E.ON SE	249,781	1,757
RWE AG	132,046	1,639

		3,396

Total Germany		30,148

HONG KONG 1.1%

CONSUMER DISCRETIONARY 0.1%
Li & Fung Ltd.	152,000	66
SJM Holdings Ltd.	197,000	154

		220

FINANCIALS 0.2%
AIA Group Ltd.	49,600	278
Bank of East Asia Ltd.	17,600	67
First Pacific Co. Ltd.	58,000	40
Hang Seng Bank Ltd.	8,900	165

		550

INDUSTRIALS 0.1%
Cathay Pacific Airways Ltd.	55,000	72
MTR Corp. Ltd.	22,500	109
Noble Group Ltd.	1,884,800	220

		401

INFORMATION TECHNOLOGY 0.0%
Kingboard Chemical Holdings Ltd.	37,000	112

REAL ESTATE 0.6%
Hang Lung Group Ltd.	40,000	139
Hang Lung Properties Ltd.	22,000	46
Hongkong Land Holdings Ltd.	17,300	109
Hysan Development Co. Ltd.	14,000	58
Kerry Properties Ltd.	49,500	134
New World Development Co. Ltd.	291,000	307
Shimao Property Holdings Ltd.	105,500	137
Sino Land Co. Ltd.	18,000	27

	SHARES	MARKET VALUE (000S)
Sun Hung Kai Properties Ltd.	16,000	$201
Swire Pacific Ltd. ‘A’	36,500	347
Wharf Holdings Ltd.	35,000	232
Wheelock & Co. Ltd.	28,000	157

		1,894

TELECOMMUNICATION SERVICES 0.0%
PCCW Ltd.	90,000	49

UTILITIES 0.1%
CLP Holdings Ltd.	30,500	280

Total Hong Kong		3,506

IRELAND 0.3%

CONSUMER STAPLES 0.0%
Kerry Group PLC ‘A’	347	25

HEALTH CARE 0.1%
Medtronic PLC	2,671	190

INDUSTRIALS 0.1%
Experian PLC	10,165	197

MATERIALS 0.1%
CRH PLC	14,414	497
Smurfit Kappa Group PLC	8,973	206

		703

Total Ireland		1,115

ISRAEL 0.7%

FINANCIALS 0.3%
Bank Hapoalim BM	57,946	344
Bank Leumi Le-Israel BM (a)	93,776	385
Israel Discount Bank Ltd.‘A’ (a)	68,376	142

		871

HEALTH CARE 0.2%
Teva Pharmaceutical Industries Ltd. SP - ADR	22,977	833

MATERIALS 0.1%
Israel Chemicals Ltd.	46,811	191

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	182,753	347

Total Israel		2,242

ITALY 3.2%

CONSUMER DISCRETIONARY 0.1%
Mediaset SpA	67,489	291

ENERGY 1.0%
Eni SpA	202,758	3,287
Saipem SpA (a)	55,219	31
Snam SpA	44,425	183

		3,501

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.1%
Assicurazioni Generali SpA	34,509	$512
Banca Popolare dell’Emilia Romagna SC	22,070	117
Intesa Sanpaolo SpA	172,870	438
Poste Italiane SpA	74,953	497
UniCredit SpA	522,285	1,500
Unione di Banche Italiane SpA	127,838	350
Unipol Gruppo Finanziario SpA	46,825	168

		3,582

INDUSTRIALS 0.1%
Atlantia SpA	5,767	135
Italmobiliare SpA	1,241	58

		193

TELECOMMUNICATION SERVICES 0.2%
Telecom Italia SpA (a)	779,679	688

UTILITIES 0.7%
A2A SpA	100,720	130
Enel SpA	504,064	2,216
Hera SpA	35,558	82
Terna Rete Elettrica Nazionale SpA	10,054	46

		2,474

Total Italy		10,729

JAPAN 18.1%

CONSUMER DISCRETIONARY 3.3%
Aisin Seiki Co. Ltd.	7,200	312
Aoyama Trading Co. Ltd.	2,100	73
Asatsu-DK, Inc.	1,800	44
Bandai Namco Holdings, Inc.	1,700	47
Benesse Holdings, Inc.	7,800	214
Bridgestone Corp.	12,600	453
DCM Holdings Co. Ltd.	14,400	128
Denso Corp.	3,300	143
EDION Corp.	11,600	109
Fuji Heavy Industries Ltd.	2,000	81
Fuji Media Holdings, Inc.	15,700	220
Geo Holdings Corp.	2,100	24
Honda Motor Co. Ltd.	39,800	1,162
Isetan Mitsukoshi Holdings Ltd. ‘L’	13,700	148
Isuzu Motors Ltd.	9,400	119
JVC Kenwood Corp.	41,600	113
KYB Corp.	14,000	68
Mazda Motor Corp.	11,300	184
Mitsubishi Motors Corp.	35,300	201
Nikon Corp.	22,000	342
Nissan Motor Co. Ltd.	100,000	1,003
Onward Holdings Co. Ltd.	14,000	98
Panasonic Corp.	90,500	918
Pioneer Corp. (a)	78,900	159
Sega Sammy Holdings, Inc.	8,900	132
Seiko Holdings Corp.	34,000	120
Sekisui Chemical Co. Ltd.	14,600	232
Sekisui House Ltd.	10,800	179
Sharp Corp. (a)	202,000	467
Skylark Co. Ltd.	7,500	99
Sony Corp.	16,300	455
Sumitomo Electric Industries Ltd.	21,600	311
Sumitomo Forestry Co. Ltd.	7,400	98

	SHARES	MARKET VALUE (000S)
Sumitomo Rubber Industries Ltd.	16,400	$259
Suzuki Motor Corp.	2,000	70
Takashimaya Co. Ltd.	16,000	132
Takata Corp.	9,600	70
Toyo Tire & Rubber Co. Ltd.	5,600	70
Toyota Motor Corp.	24,600	1,442
Yamada Denki Co. Ltd.	52,000	280
Yokohama Rubber Co. Ltd.	8,100	145
Yoshinoya Holdings Co. Ltd.	7,600	104
Zensho Holdings Co. Ltd.	8,800	145

		11,173

CONSUMER STAPLES 1.1%
Aeon Co. Ltd.	54,447	769
Asahi Group Holdings Ltd.	2,300	72
Coca-Cola West Co. Ltd.	6,000	177
cocokara fine, Inc.	700	26
Ito En Ltd.	900	30
Japan Tobacco, Inc.	7,556	248
Kao Corp.	2,800	133
Kirin Holdings Co. Ltd.	44,700	726
Lion Corp.	4,000	66
Megmilk Snow Brand Co. Ltd.	1,300	36
MEIJI Holdings Co. Ltd.	1,500	117
Morinaga Milk Industry Co. Ltd.	18,000	129
NH Foods Ltd.	4,000	108
Nichirei Corp.	3,700	76
Nippon Suisan Kaisha Ltd.	24,400	117
Sapporo Holdings Ltd.	4,700	121
Seven & i Holdings Co. Ltd.	6,500	247
Shiseido Co. Ltd.	10,700	270
Yamazaki Baking Co. Ltd.	11,000	212

		3,680

ENERGY 0.4%
Idemitsu Kosan Co. Ltd.	12,300	326
Inpex Corp.	27,700	277
JX Holdings, Inc.	155,300	656

		1,259

FINANCIALS 3.0%
Aozora Bank Ltd.	24,000	85
Chiba Bank Ltd.	22,000	135
Credit Saison Co. Ltd.	1,800	32
Dai-ichi Life Insurance Co. Ltd.	36,600	609
Daiwa Securities Group, Inc.	31,000	191
Fukuoka Financial Group, Inc.	21,000	93
Hokuhoku Financial Group, Inc.	9,400	162
Japan Post Bank Co. Ltd.	21,800	261
Japan Post Holdings Co. Ltd.	12,300	153
Mebuki Financial Group, Inc.	12,800	47
Mitsubishi UFJ Financial Group, Inc.	357,800	2,207
Mizuho Financial Group, Inc.	687,100	1,233
MS&AD Insurance Group Holdings, Inc.	3,000	93
Nishi-Nippon Financial Holdings, Inc. (a)	7,200	75
Nomura Holdings, Inc.	113,000	668
North Pacific Bank Ltd.	30,600	126
ORIX Corp.	25,800	402
Resona Holdings, Inc.	113,700	583
SBI Holdings, Inc.	16,200	206
Senshu Ikeda Holdings, Inc.	14,100	65

	SHARES	MARKET VALUE (000S)
Sony Financial Holdings, Inc.	12,200	$190
Sumitomo Mitsui Financial Group, Inc.	37,100	1,413
Sumitomo Mitsui Trust Holdings, Inc.	12,500	447
T&D Holdings, Inc.	27,200	359
Tokio Marine Holdings, Inc.	2,600	106
Yamaguchi Financial Group, Inc.	7,000	76

		10,017

HEALTH CARE 0.5%
Astellas Pharma, Inc.	16,300	226
Daiichi Sankyo Co. Ltd.	21,816	446
Hoya Corp.	3,100	130
Medipal Holdings Corp.	5,000	79
Mitsubishi Tanabe Pharma Corp.	1,600	31
Nipro Corp.	2,300	25
Otsuka Holdings Co. Ltd.	5,728	250
Sumitomo Dainippon Pharma Co. Ltd.	4,200	72
Suzuken Co. Ltd.	3,400	111
Takeda Pharmaceutical Co. Ltd.	10,100	419
Tsumura & Co.	1,100	30

		1,819

INDUSTRIALS 3.7%
ANA Holdings, Inc.	68,000	183
Asahi Glass Co. Ltd.	86,000	584
Central Japan Railway Co.	1,000	164
Dai Nippon Printing Co. Ltd.	27,000	266
East Japan Railway Co.	5,100	440
Ebara Corp.	2,300	65
Fujikura Ltd.	20,700	112
Furukawa Electric Co. Ltd.	7,200	210
GS Yuasa Corp.	8,000	33
Hankyu Hanshin Holdings, Inc.	800	26
Hitachi Construction Machinery Co. Ltd.	12,400	268
IHI Corp. (a)	46,000	119
ITOCHU Corp.	35,200	466
Iwatani Corp.	6,000	32
Japan Airlines Co. Ltd.	12,500	365
JTEKT Corp.	3,800	61
Kanematsu Corp.	37,000	62
Kawasaki Heavy Industries Ltd.	50,000	157
Kawasaki Kisen Kaisha Ltd.	45,000	102
Kokuyo Co. Ltd.	2,700	31
Komatsu Ltd.	31,400	711
LIXIL Group Corp.	8,000	181
Marubeni Corp.	120,100	679
Mitsubishi Corp.	35,500	754
Mitsubishi Electric Corp.	48,200	670
Mitsubishi Heavy Industries Ltd.	105,000	477
Mitsui & Co. Ltd.	68,000	932
Mitsui Engineering & Shipbuilding Co. Ltd.	94,000	145
Mitsui OSK Lines Ltd.	90,000	248
Nippon Express Co. Ltd.	20,000	107
Nippon Sheet Glass Co. Ltd. (a)	27,600	200
Nippon Yusen KK	158,000	293
NSK Ltd.	2,900	34
NTN Corp.	31,000	125
Obayashi Corp.	2,700	26
Sojitz Corp.	142,500	345

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
Sumitomo Corp.	69,000	$810
Sumitomo Heavy Industries Ltd.	29,000	186
Tokyu Corp.	5,000	37
Toppan Printing Co. Ltd.	30,000	286
Toshiba Corp.	392,000	947
Toyota Tsusho Corp.	8,600	224
West Japan Railway Co.	3,800	233

		12,396

INFORMATION TECHNOLOGY 2.5%
Brother Industries Ltd.	15,800	284
Canon, Inc.	50,050	1,410
Citizen Holdings Co. Ltd.	16,000	95
DeNA Co. Ltd.	8,600	188
FUJIFILM Holdings Corp.	8,000	303
Fujitsu Ltd.	210,000	1,163
Gree, Inc.	17,000	89
Hitachi Ltd.	339,000	1,828
Ibiden Co. Ltd.	12,900	173
Japan Display, Inc. (a)	111,400	316
Konica Minolta, Inc.	39,500	392
Kyocera Corp.	3,300	164
NEC Corp.	296,000	783
Nippon Electric Glass Co. Ltd.	49,000	264
Omron Corp.	2,600	99
Ricoh Co. Ltd.	83,500	705
Seiko Epson Corp.	8,800	186
Tokyo Electron Ltd.	1,400	132
Toshiba TEC Corp. (a)	9,000	43
Yokogawa Electric Corp.	2,300	33

		8,650

MATERIALS 1.7%
Asahi Kasei Corp.	40,000	348
Denka Co. Ltd.	24,000	106
DIC Corp.	5,700	173
JFE Holdings, Inc.	24,500	370
JSR Corp.	2,100	33
Kaneka Corp.	12,000	98
Kobe Steel Ltd.	43,000	409
Kuraray Co. Ltd.	6,400	96
Mitsubishi Chemical Holdings Corp.	111,900	724
Mitsubishi Materials Corp.	4,200	128
Mitsui Chemicals, Inc.	39,000	175
Mitsui Mining & Smelting Co. Ltd.	69,000	173
Nippon Kayaku Co. Ltd.	4,000	49
Nippon Light Metal Holdings Co. Ltd.	51,400	108
Nippon Paper Industries Co. Ltd.	15,418	260
Nippon Steel & Sumitomo Metal Corp.	11,900	264
Nisshin Steel Co. Ltd.	7,200	88
Oji Holdings Corp.	35,000	142
Rengo Co. Ltd.	16,700	91
Shin-Etsu Chemical Co. Ltd.	2,100	163
Showa Denko KK	21,700	310
Sumitomo Chemical Co. Ltd.	91,000	431
Sumitomo Metal Mining Co. Ltd.	7,000	89
Taiheiyo Cement Corp.	26,000	82
Teijin Ltd.	10,600	214
Tokuyama Corp. (a)	58,000	220
Toyo Seikan Group Holdings Ltd. ‘L’	4,900	91

	SHARES	MARKET VALUE (000S)
Ube Industries Ltd.	96,000	$201

		5,636

REAL ESTATE 0.1%
Daito Trust Construction Co. Ltd.	1,000	150
Daiwa House Industry Co. Ltd.	6,200	169
Nomura Real Estate Holdings, Inc.	3,600	61

		380

TELECOMMUNICATION SERVICES 0.9%
KDDI Corp.	14,100	356
Nippon Telegraph & Telephone Corp.	36,500	1,537
NTT DOCOMO, Inc.	30,900	703
SoftBank Group Corp.	7,000	463

		3,059

UTILITIES 0.9%
Chubu Electric Power Co., Inc.	53,800	749
Chugoku Electric Power Co., Inc.	16,200	189
Hokkaido Electric Power Co., Inc.	12,200	95
Hokuriku Electric Power Co.	17,988	201
Kansai Electric Power Co., Inc. (a)	47,400	517
Kyushu Electric Power Co., Inc.	3,200	35
Osaka Gas Co. Ltd.	20,000	77
Shikoku Electric Power Co., Inc. (a)	7,100	72
Tohoku Electric Power Co., Inc.	35,900	452
Tokyo Electric Power Co. Holdings, Inc. (a)	126,900	511
Tokyo Gas Co. Ltd.	10,000	45

		2,943

Total Japan		61,012

LUXEMBOURG 0.5%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	1,991	146

ENERGY 0.0%
Tenaris S.A.	6,538	117

MATERIALS 0.4%
ArcelorMittal	202,260	1,486

Total Luxembourg		1,749

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Sands China Ltd.	9,600	42
Wynn Macau Ltd.	59,600	94

		136

Total Macau		136

NETHERLANDS 4.4%

CONSUMER STAPLES 0.6%
Heineken Holding NV	5,294	368
Heineken NV	3,282	246
Koninklijke Ahold Delhaize NV	70,774	1,491

		2,105

	SHARES	MARKET VALUE (000S)
ENERGY 2.2%
Fugro NV	13,670	$209
Royal Dutch Shell PLC ‘A’	264,063	7,202

		7,411

FINANCIALS 0.8%
ABN AMRO Group NV	18,250	404
Aegon NV	102,671	564
Delta Lloyd NV	56,954	318
ING Groep NV	67,098	945
NN Group NV	15,097	511

		2,742

INDUSTRIALS 0.5%
Boskalis Westminster	1,109	38
Koninklijke Philips NV	36,662	1,121
PostNL NV (a)	36,685	158
Randstad Holding NV	2,124	115
Wolters Kluwer NV	5,089	184

		1,616

INFORMATION TECHNOLOGY 0.0%
NXP Semiconductor NV (a)	785	77

MATERIALS 0.1%
Akzo Nobel NV	4,063	254
Koninklijke DSM NV	2,250	135

		389

TELECOMMUNICATION SERVICES 0.2%
Koninklijke KPN NV	102,161	302
VimpelCom Ltd. SP - ADR	66,134	255

		557

Total Netherlands		14,897

NEW ZEALAND 0.1%

MATERIALS 0.0%
Fletcher Building Ltd.	21,047	155

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	126,345	299

Total New Zealand		454

NORWAY 1.3%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	18,944	342
Orkla ASA	26,042	236

		578

ENERGY 0.8%
Aker Solutions ASA	14,586	70
Statoil ASA	139,144	2,540
TGS Nopec Geophysical Co. ASA	3,523	78

		2,688

FINANCIALS 0.2%
DNB ASA	23,749	352
Gjensidige Forsikring ASA	15,061	239

		591

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%
Norsk Hydro ASA	27,466	$131
Yara International ASA	5,571	219

		350

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	15,546	232

Total Norway		4,439

PORTUGAL 0.2%

CONSUMER STAPLES 0.1%
Jeronimo Martins SGPS S.A.	2,611	41
Sonae SGPS S.A.	94,053	86

		127

ENERGY 0.0%
Galp Energia SGPS S.A.	3,057	45

FINANCIALS 0.0%
Banco Espirito Santo S.A.	59,573	1

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	146,918	447

Total Portugal		620

SINGAPORE 0.9%

CONSUMER DISCRETIONARY 0.1%
Jardine Cycle & Carriage Ltd.	3,300	94
Singapore Press Holdings Ltd.	22,900	55

		149

CONSUMER STAPLES 0.0%
Wilmar International Ltd.	47,900	118

FINANCIALS 0.3%
DBS Group Holdings Ltd.	33,310	397
Oversea-Chinese Banking Corp. Ltd.	52,100	320
United Overseas Bank Ltd.	27,200	382

		1,099

INDUSTRIALS 0.3%
Hutchison Port Holdings Trust	220,700	96
Keppel Corp. Ltd.	112,000	446
Sembcorp Industries Ltd.	46,000	90
Singapore Airlines Ltd.	50,467	336

		968

INFORMATION TECHNOLOGY 0.1%
Broadcom Ltd.	946	167
Venture Corp. Ltd.	9,800	67

		234

REAL ESTATE 0.0%
CapitaLand Ltd.	61,900	129

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Singapore Telecommunications Ltd.	105,900	$266

Total Singapore		2,963

SOUTH AFRICA 0.1%

FINANCIALS 0.0%
Investec PLC	18,040	118

MATERIALS 0.1%
Mondi PLC	6,306	129

Total South Africa		247

SPAIN 3.8%

CONSUMER DISCRETIONARY 0.1%
Industria de Diseno Textil S.A.	8,386	286

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	44,195	217

ENERGY 0.2%
Repsol S.A.	44,852	630

FINANCIALS 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	94,395	636
Banco de Sabadell S.A.	52,690	73
Banco Santander S.A.	972,218	5,058
CaixaBank S.A.	60,747	200
Mapfre S.A.	101,293	309

		6,276

INDUSTRIALS 0.3%
Abengoa S.A. ‘B’ (a)	226,011	45
Abertis Infraestructuras S.A.	6,666	93
ACS Actividades de Construccion y Servicios S.A.	18,992	599
Ferrovial S.A.	8,028	143
Obrascon Huarte Lain S.A.	47,746	165

		1,045

INFORMATION TECHNOLOGY 0.0%
Amadeus IT Holding S.A.	1,359	62
Indra Sistemas S.A. (a)	8,686	95

		157

TELECOMMUNICATION SERVICES 0.5%
Telefonica S.A.	185,833	1,716

UTILITIES 0.7%
Acciona S.A.	2,989	219
Endesa S.A.	63,504	1,343
Gas Natural SDG S.A.	8,284	156
Iberdrola S.A.	83,703	548

		2,266

Total Spain		12,593

	SHARES	MARKET VALUE (000S)
SWEDEN 2.0%

CONSUMER DISCRETIONARY 0.1%
Bonava AB ‘B’ (a)	2,591	$40
Electrolux AB ‘B’	3,746	93
Hennes & Mauritz AB ‘B’	4,947	137

		270

CONSUMER STAPLES 0.2%
Svenska Cellulosa AB S.C.A. ‘B’	12,024	338
Swedish Match AB	5,384	171

		509

FINANCIALS 0.6%
Nordea Bank AB	73,845	819
Ratos AB ‘B’	29,811	141
Skandinaviska Enskilda Banken AB ‘A’	38,680	404
Svenska Handelsbanken AB ‘A’	25,204	349
Swedbank AB ‘A’	18,847	454

		2,167

HEALTH CARE 0.0%
Getinge AB ‘B’	3,504	56

INDUSTRIALS 0.5%
Assa Abloy AB ‘B’	6,134	114
Atlas Copco AB ‘A’	7,740	235
Sandvik AB	31,227	385
Securitas AB ‘B’	9,344	147
Skanska AB ‘B’	7,347	173
SKF AB ‘B’	6,787	124
Volvo AB ‘B’	57,663	671

		1,849

INFORMATION TECHNOLOGY 0.2%
Telefonaktiebolaget LM Ericsson ‘B’	107,258	629

MATERIALS 0.1%
Boliden AB	9,275	241
SSAB AB ‘A’ (a)	25,450	96

		337

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	69,896	559
Telia Co. AB	112,373	451

		1,010

Total Sweden		6,827

SWITZERLAND 5.5%

CONSUMER DISCRETIONARY 0.1%
Cie Financiere Richemont S.A.	4,745	314
Garmin Ltd.	2,628	127
Swatch Group AG	387	120

		561

CONSUMER STAPLES 0.5%
Coca-Cola HBC AG	3,772	82
Nestle S.A.	22,564	1,617

		1,699

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.3%
Transocean Ltd.	48,555	$716
Weatherford International PLC (a)	48,195	240

		956

FINANCIALS 1.9%
Baloise Holding AG	1,416	178
Credit Suisse Group AG	77,469	1,107
Helvetia Holding AG	123	66
Swiss Life Holding AG	3,114	880
Swiss Re AG	16,349	1,547
UBS Group AG	36,806	576
Zurich Insurance Group AG	7,188	1,975

		6,329

HEALTH CARE 1.3%
Actelion Ltd.	246	53
Lonza Group AG	245	42
Novartis AG	32,892	2,392
Roche Holding AG	7,790	1,776

		4,263

INDUSTRIALS 0.4%
ABB Ltd.	30,701	646
Adecco Group AG	4,211	275
Schindler Holding AG	749	132
SGS S.A.	31	63
Wolseley PLC	3,808	232

		1,348

INFORMATION TECHNOLOGY 0.2%
STMicroelectronics NV	34,398	390
TE Connectivity Ltd.	3,762	261

		651

MATERIALS 0.8%
Clariant AG	5,018	86
Givaudan S.A.	49	90
Glencore PLC	590,963	1,997
LafargeHolcim Ltd.	1,212	64
Syngenta AG (a)	906	359

		2,596

TELECOMMUNICATION SERVICES 0.0%
Swisscom AG	143	64

Total Switzerland		18,467

UNITED KINGDOM 15.8%

CONSUMER DISCRETIONARY 1.5%
Berkeley Group Holdings PLC	2,066	71
Compass Group PLC	26,073	482
Fiat Chrysler Automobiles NV	181,581	1,656
GKN PLC	40,337	164
Inchcape PLC	4,252	37
Informa PLC	7,438	62
InterContinental Hotels Group PLC	1,812	81
ITV PLC	33,713	86
Kingfisher PLC	113,856	490
Marks & Spencer Group PLC	115,791	499
Mitchells & Butlers PLC	9,591	30
Next PLC	2,536	156

	SHARES	MARKET VALUE (000S)
Pearson PLC	33,514	$336
Persimmon PLC	1,218	27
Sky PLC	11,575	141
Thomas Cook Group PLC (a)	184,550	198
William Hill PLC	22,682	81
WPP PLC	27,858	620

		5,217

CONSUMER STAPLES 2.2%
Associated British Foods PLC	1,939	66
British American Tobacco PLC	33,994	1,927
Diageo PLC	18,045	468
Imperial Brands PLC	20,039	873
J Sainsbury PLC	191,279	588
Reckitt Benckiser Group PLC	5,186	439
Tate & Lyle PLC	11,481	100
Tesco PLC (a)	296,636	756
Unilever NV - Dutch Certificate	18,624	765
Unilever PLC	11,847	479
WM Morrison Supermarkets PLC	273,074	776

		7,237

ENERGY 1.8%
BP PLC	882,040	5,525
John Wood Group PLC	6,771	73
Petrofac Ltd.	15,873	170
Subsea 7 S.A.	19,354	244
Tullow Oil PLC (a)	44,290	171

		6,183

FINANCIALS 5.5%
Aberdeen Asset Management PLC	7,721	24
Aviva PLC	100,206	597
Barclays PLC	1,312,365	3,602
Direct Line Insurance Group PLC	58,601	267
HSBC Holdings PLC	976,096	7,876
Lancashire Holdings Ltd.	12,283	105
Lloyds Banking Group PLC	1,814,280	1,393
Man Group PLC	90,067	131
NEX Group PLC	13,351	77
Old Mutual PLC	389,516	993
Prudential PLC	7,114	142
Royal Bank of Scotland Group PLC (a)	435,161	1,202
Standard Chartered PLC	223,448	1,822
Standard Life PLC	39,658	182
Tullett Prebon PLC	10,910	58

		18,471

HEALTH CARE 0.9%
AstraZeneca PLC	23,043	1,258
GlaxoSmithKline PLC	84,551	1,624
Smith & Nephew PLC	3,925	59

		2,941

INDUSTRIALS 1.1%
Aggreko PLC	8,973	101
BAE Systems PLC	108,285	788
Capita PLC	5,233	34
Carillion PLC	15,236	44
CNH Industrial NV	57,589	500
Firstgroup PLC (a)	83,131	106

	SHARES	MARKET VALUE (000S)
G4S PLC	42,020	$121
IMI PLC	7,645	98
International Consolidated Airlines Group S.A.	38,556	209
National Express Group PLC	21,148	92
RELX NV	7,379	124
RELX PLC	4,366	78
Rentokil Initial PLC	44,234	121
Rolls-Royce Holdings PLC	47,738	392
Royal Mail PLC	110,931	631
Smiths Group PLC	9,143	159
Stagecoach Group PLC	45,158	120
Weir Group PLC	2,443	57

		3,775

INFORMATION TECHNOLOGY 0.0%
Sage Group PLC	16,703	135

MATERIALS 1.4%
Anglo American PLC (a)	109,926	1,553
Croda International PLC	689	27
DS Smith PLC	13,520	68
KAZ Minerals PLC (a)	43,258	191
Rio Tinto Ltd.	26,029	1,115
Rio Tinto PLC	43,733	1,670

		4,624

TELECOMMUNICATION SERVICES 0.7%
BT Group PLC	91,254	412
Vodafone Group PLC	741,854	1,825

		2,237

UTILITIES 0.7%
Centrica PLC	322,444	928
Drax Group PLC	49,259	229
National Grid PLC	58,623	685
Severn Trent PLC	4,489	123
SSE PLC	17,978	343
United Utilities Group PLC	6,207	69

		2,377

Total United Kingdom		53,197

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%
Carnival PLC	3,211	163

FINANCIALS 0.1%
Thomson Reuters Corp.	6,475	283

Total United States		446

Total Common Stocks (Cost $297,207)		331,921

PREFERRED STOCKS 0.6%

GERMANY 0.6%

INDUSTRIALS 0.6%
Fuchs Petrolub SE	1,007	42
Henkel AG & Co. KGaA	1,888	225
Volkswagen AG	11,896	1,664

		1,931

Total Preferred Stocks (Cost $1,703)		1,931

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.4%

AUSTRALIA 0.1%

REAL ESTATE 0.1%
Dexus Property Group	11,084	$77
Mirvac Group	53,739	83
Scentre Group	40,307	135
Stockland	42,168	139

		434

Total Australia		434

CANADA 0.2%

REAL ESTATE 0.2%
Artis Real Estate Investment Trust	12,044	114
Cominar Real Estate Investment Trust	4,913	54
Dream Office Real Estate Investment Trust	12,283	179
H&R Real Estate Investment Trust	11,861	197

	SHARES	MARKET VALUE (000S)
RioCan Real Estate Investment Trust	4,382	$87
Smart Real Estate Investment Trust	1,264	30

		661

Total Canada		661

FRANCE 0.1%

REAL ESTATE 0.1%
Unibail-Rodamco SE	1,138	271

Total France		271

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%
Land Securities Group PLC	12,071	159

Total United Kingdom		159

Total Real Estate Investment Trusts (Cost $1,516)		1,525

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

NORWAY 0.0%

ENERGY 0.0%
Petroleum Geo Services ASA Rights - Exp. 01/05/2017	3,496	$3

Total Rights (Cost $0)		3

Total Investments in Securities (Cost $300,426)		335,380

Total Investments 99.7% (Cost $300,426)		$335,380

Other Assets and Liabilities, net 0.3%		976

Net Assets 100.0%		$336,356

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	12/18/2008 - 08/04/2016	$157	$163	0.05%

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7)	$0	$(7)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$285	$0	$285
Consumer Staples	0	1,967	0	1,967
Energy	0	1,523	0	1,523
Financials	0	9,173	0	9,173
Health Care	0	373	0	373
Industrials	0	765	0	765
Materials	0	7,809	0	7,809
Real Estate	0	107	0	107
Telecommunication Services	0	192	0	192
Utilities	0	245	0	245

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Austria
Energy	$0	$713	$0	$713
Financials	0	1,200	0	1,200
Industrials	0	67	0	67
Materials	0	385	0	385
Real Estate	0	58	0	58
Belgium
Consumer Staples	609	0	0	609
Financials	0	916	0	916
Health Care	0	35	0	35
Industrials	0	68	0	68
Materials	0	137	0	137
Telecommunication Services	0	229	0	229

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Canada
Consumer Discretionary	$1,080	$0	$0	$1,080
Consumer Staples	437	0	0	437
Energy	11,183	0	0	11,183
Financials	11,110	0	0	11,110
Industrials	2,625	0	0	2,625
Information Technology	347	0	0	347
Materials	5,692	0	0	5,692
Telecommunication Services	1,420	0	0	1,420
Utilities	980	0	0	980
Denmark
Consumer Discretionary	0	73	0	73
Consumer Staples	0	339	0	339
Financials	0	213	0	213
Health Care	0	396	0	396
Industrials	0	1,598	0	1,598
Telecommunication Services	0	380	0	380
Finland
Consumer Discretionary	0	31	0	31
Consumer Staples	0	261	0	261
Energy	0	81	0	81
Financials	0	123	0	123
Health Care	0	120	0	120
Industrials	0	149	0	149
Information Technology	0	94	0	94
Materials	0	869	0	869
Telecommunication Services	0	71	0	71
Utilities	0	541	0	541
France
Consumer Discretionary	0	5,146	0	5,146
Consumer Staples	0	2,366	0	2,366
Energy	0	4,473	0	4,473
Financials	0	10,136	0	10,136
Health Care	0	3,408	0	3,408
Industrials	0	6,911	0	6,911
Information Technology	0	652	0	652
Materials	0	583	0	583
Real Estate	0	75	0	75
Telecommunication Services	0	2,037	0	2,037
Utilities	0	3,278	0	3,278
Germany
Consumer Discretionary	0	4,461	0	4,461
Consumer Staples	0	1,362	0	1,362
Financials	0	6,740	0	6,740
Health Care	0	1,699	0	1,699
Industrials	0	5,923	0	5,923
Information Technology	0	833	0	833
Materials	0	4,154	0	4,154
Telecommunication Services	0	1,580	0	1,580
Utilities	0	3,396	0	3,396
Hong Kong
Consumer Discretionary	0	220	0	220
Financials	0	550	0	550
Industrials	0	401	0	401
Information Technology	0	112	0	112
Real Estate	0	1,894	0	1,894
Telecommunication Services	0	49	0	49
Utilities	0	280	0	280
Ireland
Consumer Staples	25	0	0	25
Health Care	190	0	0	190
Industrials	0	197	0	197
Materials	0	703	0	703
Israel
Financials	0	871	0	871
Health Care	833	0	0	833
Materials	0	191	0	191
Telecommunication Services	0	347	0	347
Italy
Consumer Discretionary	0	291	0	291
Energy	0	3,501	0	3,501

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financials	$497	$3,085	$0	$3,582
Industrials	58	135	0	193
Telecommunication Services	0	688	0	688
Utilities	0	2,474	0	2,474
Japan
Consumer Discretionary	0	11,173	0	11,173
Consumer Staples	0	3,680	0	3,680
Energy	0	1,259	0	1,259
Financials	75	9,942	0	10,017
Health Care	0	1,819	0	1,819
Industrials	0	12,396	0	12,396
Information Technology	0	8,650	0	8,650
Materials	0	5,636	0	5,636
Real Estate	0	380	0	380
Telecommunication Services	0	3,059	0	3,059
Utilities	0	2,943	0	2,943
Luxembourg
Consumer Discretionary	0	146	0	146
Energy	0	117	0	117
Materials	0	1,486	0	1,486
Macau
Consumer Discretionary	0	136	0	136
Netherlands
Consumer Staples	0	2,105	0	2,105
Energy	0	7,411	0	7,411
Financials	0	2,742	0	2,742
Industrials	0	1,616	0	1,616
Information Technology	77	0	0	77
Materials	0	389	0	389
Telecommunication Services	255	302	0	557
New Zealand
Materials	0	155	0	155
Telecommunication Services	0	299	0	299
Norway
Consumer Staples	0	578	0	578
Energy	0	2,688	0	2,688
Financials	0	591	0	591
Materials	0	350	0	350
Telecommunication Services	0	232	0	232
Portugal
Consumer Staples	0	127	0	127
Energy	0	45	0	45
Financials	0	0	1	1
Utilities	0	447	0	447
Singapore
Consumer Discretionary	0	149	0	149
Consumer Staples	0	118	0	118
Financials	0	1,099	0	1,099
Industrials	0	968	0	968
Information Technology	167	67	0	234
Real Estate	0	129	0	129
Telecommunication Services	0	266	0	266
South Africa
Financials	0	118	0	118
Materials	0	129	0	129
Spain
Consumer Discretionary	0	286	0	286
Consumer Staples	0	217	0	217
Energy	0	630	0	630
Financials	0	6,276	0	6,276
Industrials	45	1,000	0	1,045
Information Technology	0	157	0	157
Telecommunication Services	0	1,716	0	1,716
Utilities	0	2,266	0	2,266
Sweden
Consumer Discretionary	0	270	0	270
Consumer Staples	0	509	0	509
Financials	0	2,167	0	2,167
Health Care	0	56	0	56
Industrials	0	1,849	0	1,849
Information Technology	0	629	0	629

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Materials	$0	$337	$0	$337
Telecommunication Services	0	1,010	0	1,010
Switzerland
Consumer Discretionary	127	434	0	561
Consumer Staples	0	1,699	0	1,699
Energy	956	0	0	956
Financials	0	6,329	0	6,329
Health Care	0	4,263	0	4,263
Industrials	0	1,348	0	1,348
Information Technology	261	390	0	651
Materials	359	2,237	0	2,596
Telecommunication Services	0	64	0	64
United Kingdom
Consumer Discretionary	1,686	3,531	0	5,217
Consumer Staples	0	7,237	0	7,237
Energy	0	6,183	0	6,183
Financials	135	18,336	0	18,471
Health Care	0	2,941	0	2,941
Industrials	0	3,775	0	3,775
Information Technology	0	135	0	135
Materials	0	4,624	0	4,624
Telecommunication Services	0	2,237	0	2,237

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Utilities	$0	$2,377	$0	$2,377
United States
Consumer Discretionary	0	163	0	163
Financials	283	0	0	283
Preferred Stocks
Germany
Industrials	0	1,931	0	1,931
Real Estate Investment Trusts
Australia
Real Estate	0	434	0	434
Canada
Real Estate	661	0	0	661
France
Real Estate	0	271	0	271
United Kingdom
Real Estate	0	159	0	159
Rights
Norway
Energy	0	3	0	3

Total Investments	$42,173	$293,206	$1	$335,380

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 98.8%

BERMUDA 0.0%

FINANCIALS 0.0%
XL Group Ltd.	4,259	$159

Total Bermuda		159

IRELAND 0.2%

CONSUMER DISCRETIONARY 0.0%
Adient PLC (a)	405	24

INFORMATION TECHNOLOGY 0.2%
Accenture PLC ‘A’	10,966	1,284

Total Ireland		1,308

UNITED KINGDOM 0.1%

CONSUMER STAPLES 0.1%
Coca-Cola European Partners PLC	8,990	282

Total United Kingdom		282

UNITED STATES 98.5%

CONSUMER DISCRETIONARY 10.8%
Aaron’s, Inc.	4,595	147
Abercrombie & Fitch Co. ‘A’	42,864	514
Amazon.com, Inc. (a)	1,491	1,118
American Eagle Outfitters, Inc.	18,598	282
Apollo Education Group, Inc. (a)	30,769	305
AutoNation, Inc. (a)	4,781	233
AutoZone, Inc. (a)	279	220
Bed Bath & Beyond, Inc.	40,563	1,648
Best Buy Co., Inc.	30,086	1,284
Big Lots, Inc.	16,449	826
Brinker International, Inc.	4,477	222
Caesars Entertainment Corp. (a)	21,689	184
Carnival Corp.	9,488	494
Carter’s, Inc.	539	47
CBS Corp. ‘B’	25,909	1,648
Charter Communications, Inc. ‘A’ (a)	281	81
Chico’s FAS, Inc.	22,141	319
Cinemark Holdings, Inc.	2,659	102
Coach, Inc.	21,439	751
Comcast Corp. ‘A’	46,988	3,245
Dana, Inc.	9,003	171
DeVry Education Group, Inc.	3,229	101
Dick’s Sporting Goods, Inc.	2,125	113
Dillard’s, Inc. ‘A’	10,681	670
Discovery Communications, Inc. ‘A’ (a)	12,000	329
Dollar General Corp.	2,440	181
Dollar Tree, Inc. (a)	1,325	102
Expedia, Inc.	557	63
Foot Locker, Inc.	1,321	94
Ford Motor Co.	104,389	1,266
Fossil Group, Inc. (a)	27,544	712
GameStop Corp. ‘A’	32,184	813
Gannett Co., Inc.	6,562	64
Gap, Inc.	56,832	1,275
General Motors Co.	37,018	1,290
Genesco, Inc. (a)	2,165	134
Genuine Parts Co.	2,058	197
GNC Holdings, Inc. ‘A’	31,437	347

	SHARES	MARKET VALUE (000S)
Goodyear Tire & Rubber Co.	10,458	$323
Graham Holdings Co. ‘B’	423	217
Guess?, Inc.	27,381	331
Harley-Davidson, Inc.	6,141	358
Hasbro, Inc.	3,396	264
Home Depot, Inc.	25,540	3,424
International Game Technology PLC	23,592	602
Interpublic Group of Cos., Inc.	22,767	533
JC Penney Co., Inc. (a)	58,751	488
Kohl’s Corp.	56,146	2,772
L Brands, Inc.	4,004	264
Las Vegas Sands Corp.	9,477	506
Liberty Interactive Corp. ‘A’ (a)	15,862	317
Lowe’s Cos., Inc.	33,411	2,376
Macy’s, Inc.	36,299	1,300
Mattel, Inc.	23,120	637
McDonald’s Corp.	29,503	3,591
MGM Resorts International (a)	9,350	270
News Corp. ‘A’	7,912	91
NIKE, Inc. ‘B’	11,169	568
Nordstrom, Inc.	11,453	549
O’Reilly Automotive, Inc. (a)	690	192
Office Depot, Inc.	76,476	346
Omnicom Group, Inc.	15,327	1,304
Panera Bread Co. ‘A’ (a)	371	76
Pier 1 Imports, Inc.	9,192	79
Ralph Lauren Corp.	5,654	511
Regal Entertainment Group ‘A’	16,476	339
Rent-A-Center, Inc.	26,866	302
Ross Stores, Inc.	1,189	78
Royal Caribbean Cruises Ltd.	1,174	96
Sally Beauty Holdings, Inc. (a)	5,416	143
Scripps Networks Interactive, Inc. ‘A’	3,264	233
Sears Holdings Corp. (a)	16,695	155
SeaWorld Entertainment, Inc.	5,323	101
Sotheby’s	2,039	81
Staples, Inc.	128,256	1,161
Starbucks Corp.	7,745	430
Target Corp.	28,494	2,058
Tenneco, Inc. (a)	2,303	144
Time Warner, Inc.	41,192	3,976
Time, Inc.	29,036	518
TJX Cos., Inc.	6,151	462
Tractor Supply Co.	756	57
Tribune Media Co. ‘A’	10,205	357
Tupperware Brands Corp.	9,203	484
Urban Outfitters, Inc. (a)	8,430	240
Viacom, Inc. ‘B’	73,078	2,565
Visteon Corp.	4,158	334
Walt Disney Co.	11,748	1,224
Weight Watchers International, Inc. (a)	43,479	498
Wendy’s Co.	7,188	97
Wyndham Worldwide Corp.	11,121	849
Wynn Resorts Ltd.	10,398	900
Yum! Brands, Inc.	2,656	168

		61,931

CONSUMER STAPLES 8.0%
Altria Group, Inc.	32,486	2,197
Archer-Daniels-Midland Co.	5,525	252
Avon Products, Inc.	203,072	1,023
Brown-Forman Corp. ‘B’	2,044	92

	SHARES	MARKET VALUE (000S)
Bunge Ltd.	9,160	$662
Campbell Soup Co.	969	59
Casey’s General Stores, Inc.	513	61
Coca-Cola Co.	77,833	3,227
Colgate-Palmolive Co.	14,024	918
ConAgra Foods, Inc.	5,008	198
Costco Wholesale Corp.	1,950	312
CVS Health Corp.	22,037	1,739
Dr Pepper Snapple Group, Inc.	7,055	640
Energizer Holdings, Inc.	2,098	94
Estee Lauder Cos., Inc. ‘A’	2,521	193
General Mills, Inc.	14,945	923
Herbalife Ltd. (a)	18,695	900
HRG Group, Inc. (a)	14,237	221
Ingredion, Inc.	1,223	153
Kellogg Co.	5,422	400
Kimberly-Clark Corp.	3,252	371
Kraft Heinz Co.	3,685	322
Kroger Co.	50,871	1,755
Lamb Weston Holdings, Inc. (a)	1,920	73
McCormick & Co., Inc.	736	69
Molson Coors Brewing Co. ‘B’	877	85
Mondelez International, Inc. ‘A’	21,838	968
Nu Skin Enterprises, Inc. ‘A’	8,168	390
PepsiCo, Inc.	42,441	4,441
Philip Morris International, Inc.	61,171	5,596
Procter & Gamble Co.	84,756	7,126
Reynolds American, Inc.	5,316	298
Rite Aid Corp. (a)	89,326	736
Safeway Casa Ley CVR	38,866	5
Safeway PDC LLC CVR	38,866	1
SUPERVALU, Inc. (a)	86,872	406
Sysco Corp.	19,697	1,091
Universal Corp.	1,559	99
Wal-Mart Stores, Inc.	104,743	7,240
Walgreens Boots Alliance, Inc.	3,569	295
Whole Foods Market, Inc.	12,036	370

		46,001

ENERGY 13.2%
Anadarko Petroleum Corp.	18,110	1,263
Apache Corp.	30,407	1,930
Baker Hughes, Inc.	11,136	724
Bristow Group, Inc.	4,117	84
California Resources Corp. (a)	71,470	1,522
Chesapeake Energy Corp. (a)	494,298	3,470
Chevron Corp.	125,737	14,799
ConocoPhillips	131,989	6,618
CONSOL Energy, Inc.	28,875	526
Continental Resources, Inc. (a)	1,478	76
CVR Energy, Inc.	13,740	349
Denbury Resources, Inc. (a)	243,182	895
Devon Energy Corp.	1,325	61
Diamond Offshore Drilling, Inc.	25,265	447
Energen Corp.	3,515	203
EOG Resources, Inc.	2,287	231
EP Energy Corp. ‘A’ (a)	54,343	356
Exxon Mobil Corp.	192,352	17,362
Halliburton Co.	28,896	1,563
Helmerich & Payne, Inc.	1,487	115
Hess Corp.	42,154	2,626
HollyFrontier Corp.	26,115	856
Kinder Morgan, Inc.	26,819	555
Marathon Oil Corp.	164,422	2,846
Marathon Petroleum Corp.	31,882	1,605

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Murphy Oil Corp.	57,927	$1,803
Nabors Industries Ltd.	42,019	689
National Oilwell Varco, Inc.	48,535	1,817
Newfield Exploration Co. (a)	1,893	77
Noble Energy, Inc.	2,974	113
Oasis Petroleum, Inc. (a)	14,908	226
Occidental Petroleum Corp.	33,792	2,407
Oceaneering International, Inc.	3,082	87
ONEOK, Inc.	3,036	174
Patterson-UTI Energy, Inc.	12,083	325
PBF Energy, Inc. ‘A’	3,036	85
Phillips 66	11,513	995
Schlumberger Ltd.	19,780	1,661
SEACOR Holdings, Inc. (a)	804	57
Southwestern Energy Co. (a)	22,909	248
Spectra Energy Corp.	16,034	659
Superior Energy Services, Inc.	28,157	475
Targa Resources Corp.	3,964	222
Tesoro Corp.	1,477	129
Unit Corp. (a)	4,022	108
Valero Energy Corp.	24,268	1,658
Western Refining, Inc.	4,656	176
Whiting Petroleum Corp. (a)	19,834	238
WPX Energy, Inc. (a)	34,818	507

		76,018

FINANCIALS 13.7%
Aflac, Inc.	9,409	655
Allstate Corp.	18,827	1,395
Ally Financial, Inc.	96,993	1,845
Ambac Financial Group, Inc. (a)	2,539	57
American Equity Investment Life Holding Co.	2,572	58
American Express Co.	39,448	2,922
American Financial Group, Inc.	4,410	389
American International Group, Inc.	90,028	5,880
Ameriprise Financial, Inc.	6,813	756
Assurant, Inc.	9,966	925
Bank of America Corp.	198,214	4,381
Bank of New York Mellon Corp.	13,663	647
BB&T Corp.	13,967	657
Berkshire Hathaway, Inc. ‘B’ (a)	11,996	1,955
BlackRock, Inc.	591	225
Capital One Financial Corp.	26,818	2,340
Cincinnati Financial Corp.	1,474	112
CIT Group, Inc.	7,580	324
Citigroup, Inc.	107,897	6,412
Citizens Financial Group, Inc.	21,100	752
CME Group, Inc.	2,934	338
CNO Financial Group, Inc.	10,064	193
Comerica, Inc.	2,208	150
Discover Financial Services	17,335	1,250
Donnelley Financial Solutions, Inc. (a)	3,420	79
E*TRADE Financial Corp. (a)	6,063	210
Fifth Third Bancorp	27,968	754
First Horizon National Corp.	11,718	234
Franklin Resources, Inc.	11,803	467
Genworth Financial, Inc. ‘A’ (a)	215,866	822
Goldman Sachs Group, Inc.	14,104	3,377
Great Western Bancorp, Inc.	3,075	134
Hartford Financial Services Group, Inc.	15,897	758
JPMorgan Chase & Co.	123,867	10,688
Kemper Corp.	1,845	82

	SHARES	MARKET VALUE (000S)
KeyCorp	14,297	$261
Legg Mason, Inc.	20,302	607
Leucadia National Corp.	11,446	266
Lincoln National Corp.	8,662	574
Loews Corp.	18,388	861
Marsh & McLennan Cos., Inc.	1,679	114
MetLife, Inc.	30,746	1,657
NASDAQ, Inc.	2,908	195
Navient Corp.	98,888	1,625
New York Community Bancorp, Inc.	10,947	174
OneMain Holdings, Inc. (a)	3,675	81
People’s United Financial, Inc.	27,991	542
PHH Corp. (a)	17,761	269
PNC Financial Services Group, Inc.	8,142	952
Primerica, Inc.	823	57
Progressive Corp.	11,718	416
Prudential Financial, Inc.	1,330	138
Regions Financial Corp.	51,296	737
Reinsurance Group of America, Inc.	4,165	524
Santander Consumer USA Holdings, Inc. (a)	47,987	648
SLM Corp. (a)	100,988	1,113
State Street Corp.	5,323	414
SunTrust Banks, Inc.	13,011	714
Synchrony Financial	38,565	1,399
Travelers Cos., Inc.	34,864	4,268
U.S. Bancorp	16,539	850
Voya Financial, Inc.	43,405	1,702
Wells Fargo & Co.	85,119	4,691
White Mountains Insurance Group Ltd.	316	264
WR Berkley Corp.	1,263	84
Zions Bancorporation	2,178	94

		78,514

HEALTH CARE 10.6%
Abbott Laboratories	20,427	785
AbbVie, Inc.	13,785	863
Aetna, Inc.	15,388	1,908
AmerisourceBergen Corp.	725	57
Amgen, Inc.	20,842	3,047
Anthem, Inc.	33,559	4,825
Baxter International, Inc.	15,817	701
Becton Dickinson and Co.	4,808	796
Bio-Rad Laboratories, Inc. ‘A’ (a)	552	101
Biogen, Inc. (a)	568	161
Boston Scientific Corp. (a)	6,113	132
Bristol-Myers Squibb Co.	15,299	894
Cardinal Health, Inc.	3,826	275
Celgene Corp. (a)	2,317	268
Cerner Corp. (a)	1,342	64
Community Health Systems, Inc. (a)	91,743	513
CR Bard, Inc.	1,950	438
Danaher Corp.	5,351	417
Edwards Lifesciences Corp. (a)	1,137	107
Eli Lilly & Co.	14,212	1,045
Envision Healthcare Corp. (a)	6,304	399
Express Scripts Holding Co. (a)	10,694	736
Gilead Sciences, Inc.	5,334	382
HCA Holdings, Inc. (a)	41,319	3,059
Henry Schein, Inc. (a)	865	131
Hologic, Inc. (a)	1,793	72

	SHARES	MARKET VALUE (000S)
Humana, Inc.	3,988	$814
Illumina, Inc. (a)	384	49
Intuitive Surgical, Inc. (a)	163	103
Johnson & Johnson	61,109	7,040
Kindred Healthcare, Inc.	13,767	108
LifePoint Health, Inc. (a)	7,825	445
Magellan Health, Inc. (a)	1,310	99
McKesson Corp.	4,183	588
Merck & Co., Inc.	130,248	7,668
Mettler-Toledo International, Inc. (a)	235	98
Mylan NV (a)	1,444	55
Owens & Minor, Inc.	2,734	97
Patterson Cos., Inc.	4,792	197
Pfizer, Inc.	382,369	12,419
Quest Diagnostics, Inc.	13,776	1,266
Regeneron Pharmaceuticals, Inc. (a)	153	56
Select Medical Holdings Corp. (a)	7,502	99
St Jude Medical, Inc.	9,954	798
Stryker Corp.	1,283	154
Tenet Healthcare Corp. (a)	40,302	598
Thermo Fisher Scientific, Inc.	2,282	322
UnitedHealth Group, Inc.	27,727	4,437
Universal Health Services, Inc. ‘B’	696	74
Valeant Pharmaceuticals International, Inc. (a)	14,901	216
Varian Medical Systems, Inc. (a)	2,488	223
WellCare Health Plans, Inc. (a)	601	82
Zimmer Biomet Holdings, Inc.	2,483	256
Zoetis, Inc.	2,510	134

		60,671

INDUSTRIALS 9.2%
3M Co.	12,093	2,159
AGCO Corp.	8,617	499
Alaska Air Group, Inc.	1,000	89
American Airlines Group, Inc.	2,692	126
Armstrong Flooring, Inc. (a)	3,732	74
Armstrong World Industries, Inc. (a)	16,246	679
Avis Budget Group, Inc. (a)	35,459	1,301
Boeing Co.	5,492	855
Caterpillar, Inc.	36,485	3,384
Cintas Corp.	851	98
CSX Corp.	53,399	1,919
Cummins, Inc.	6,561	897
Deere & Co.	31,001	3,194
Delta Air Lines, Inc.	1,297	64
Dover Corp.	8,351	626
Dun & Bradstreet Corp.	3,191	387
Emerson Electric Co.	33,724	1,880
Equifax, Inc.	831	98
FedEx Corp.	988	184
Flowserve Corp.	7,628	367
Fluor Corp.	11,874	624
Fortive Corp.	3,727	200
FTI Consulting, Inc. (a)	1,605	72
GATX Corp.	1,630	100
General Dynamics Corp.	4,804	829
General Electric Co.	275,632	8,710
HD Supply Holdings, Inc. (a)	2,680	114
Herc Holdings, Inc. (a)	3,203	129
Hertz Global Holdings, Inc. (a)	5,706	123
Honeywell International, Inc.	8,693	1,007

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
Illinois Tool Works, Inc.	14,822	$1,815
Ingersoll-Rand PLC	4,460	335
Johnson Controls International PLC	7,987	329
Joy Global, Inc.	26,753	749
KBR, Inc.	3,410	57
Kirby Corp. (a)	1,434	95
KLX, Inc. (a)	3,575	161
L3 Technologies, Inc.	7,090	1,079
Lockheed Martin Corp.	4,760	1,190
LSC Communications, Inc.	3,420	102
ManpowerGroup, Inc.	4,118	366
MRC Global, Inc. (a)	6,485	131
Norfolk Southern Corp.	14,663	1,585
Northrop Grumman Corp.	10,631	2,473
NOW, Inc. (a)	4,982	102
Oshkosh Corp.	2,080	134
Owens Corning	2,888	149
PACCAR, Inc.	3,132	200
Parker-Hannifin Corp.	2,737	383
Pitney Bowes, Inc.	29,248	444
Quanta Services, Inc. (a)	4,406	154
Raytheon Co.	9,727	1,381
Republic Services, Inc.	11,868	677
Rexnord Corp. (a)	3,930	77
Rockwell Collins, Inc.	1,497	139
RR Donnelley & Sons Co.	15,803	258
Ryder System, Inc.	3,092	230
Snap-on, Inc.	465	80
SPX FLOW, Inc. (a)	3,164	101
Stanley Black & Decker, Inc.	1,890	217
Textron, Inc.	2,596	126
Timken Co.	6,558	260
TransDigm Group, Inc.	295	73
Trinity Industries, Inc.	3,139	87
Triumph Group, Inc.	1,718	46
Union Pacific Corp.	26,557	2,753
United Continental Holdings, Inc. (a)	1,896	138
United Rentals, Inc. (a)	547	58
United Technologies Corp.	15,199	1,666
Waste Management, Inc.	17,812	1,263
WW Grainger, Inc.	1,285	298

		52,749

INFORMATION TECHNOLOGY 18.2%
Activision Blizzard, Inc.	30,588	1,105
Advanced Micro Devices, Inc. (a)	61,233	694
Alphabet, Inc. ‘C’ (a)	7,296	5,631
Amdocs Ltd.	4,910	286
Anixter International, Inc. (a)	3,994	324
Apple, Inc.	89,804	10,401
Applied Materials, Inc.	28,057	905
Arrow Electronics, Inc. (a)	12,909	920
Automatic Data Processing, Inc.	2,374	244
Avnet, Inc.	14,712	700
Booz Allen Hamilton Holding Corp.	23,263	839
Brocade Communications Systems, Inc.	17,745	222
CA, Inc.	34,077	1,083
CACI International, Inc. ‘A’ (a)	870	108
Cisco Systems, Inc.	149,342	4,513
Citrix Systems, Inc. (a)	3,056	273
Computer Sciences Corp.	3,816	227
Convergys Corp.	2,578	63
CoreLogic, Inc. (a)	1,936	71

	SHARES	MARKET VALUE (000S)
Corning, Inc.	84,145	$2,042
Dell Technologies, Inc. ‘V’ (a)	7,562	416
eBay, Inc. (a)	3,958	118
EchoStar Corp. ‘A’ (a)	1,256	65
Electronic Arts, Inc. (a)	1,225	96
Facebook, Inc. ‘A’ (a)	1,791	206
Fidelity National Information Services, Inc.	3,680	278
Fiserv, Inc. (a)	2,499	266
Flex Ltd. (a)	10,327	148
FLIR Systems, Inc.	1,818	66
Global Payments, Inc.	1,758	122
Harris Corp.	1,194	122
Hewlett Packard Enterprise Co.	330,559	7,649
HP, Inc.	232,516	3,451
Intel Corp.	278,800	10,112
InterActiveCorp	8,477	549
International Business Machines Corp.	85,570	14,204
Intuit, Inc.	1,799	206
Jabil Circuit, Inc.	22,127	524
Juniper Networks, Inc.	22,705	642
Keysight Technologies, Inc. (a)	8,260	302
KLA-Tencor Corp.	5,548	437
Leidos Holdings, Inc.	6,962	356
Mastercard, Inc. ‘A’	4,203	434
Maxim Integrated Products, Inc.	3,615	139
Micron Technology, Inc. (a)	86,797	1,903
Microsoft Corp.	156,130	9,702
Motorola Solutions, Inc.	17,873	1,481
NCR Corp. (a)	11,876	482
NetApp, Inc.	32,863	1,159
NeuStar, Inc. ‘A’ (a)	4,276	143
Nuance Communications, Inc. (a)	5,222	78
NVIDIA Corp.	6,354	678
Oracle Corp.	72,213	2,777
Paychex, Inc.	1,409	86
Qorvo, Inc. (a)	1,760	93
QUALCOMM, Inc.	44,560	2,905
Seagate Technology PLC	76,025	2,902
Symantec Corp.	80,174	1,915
Tech Data Corp. (a)	7,561	640
Teradata Corp. (a)	22,240	604
Texas Instruments, Inc.	19,784	1,444
TiVo Corp. (a)	4,644	97
VeriSign, Inc. (a)	1,120	85
Versum Materials, Inc. (a)	899	25
Visa, Inc. ‘A’	9,551	745
Vishay Intertechnology, Inc.	9,670	157
Western Digital Corp.	3,066	208
Western Union Co.	52,437	1,139
Xerox Corp.	132,982	1,161
Xilinx, Inc.	3,770	228
Yahoo!, Inc. (a)	12,542	485

		104,881

MATERIALS 4.0%
AdvanSix, Inc. (a)	387	9
Air Products & Chemicals, Inc.	1,401	201
Alcoa Corp.	2,489	70
AptarGroup, Inc.	1,286	94
Ashland Global Holdings, Inc.	1,557	170
Avery Dennison Corp.	2,730	192
Ball Corp.	3,547	266
Bemis Co., Inc.	4,594	220

	SHARES	MARKET VALUE (000S)
Celanese Corp. ‘A’	1,531	$121
CF Industries Holdings, Inc.	31,742	999
Chemours Co.	94,647	2,091
Chemtura Corp. (a)	3,567	118
Commercial Metals Co.	3,881	84
Domtar Corp.	19,099	745
Dow Chemical Co.	31,688	1,813
E.I. du Pont de Nemours & Co.	19,509	1,432
FMC Corp.	2,414	137
Freeport-McMoRan, Inc. (a)	307,553	4,057
Huntsman Corp.	15,466	295
International Paper Co.	15,077	800
LyondellBasell Industries NV ‘A’	22,674	1,945
Monsanto Co.	12,865	1,353
Mosaic Co.	59,924	1,758
Newmont Mining Corp.	50,415	1,718
Nucor Corp.	1,938	115
Owens-Illinois, Inc. (a)	20,205	352
PPG Industries, Inc.	2,058	195
Praxair, Inc.	4,323	507
Reliance Steel & Aluminum Co.	5,790	461
Sherwin-Williams Co.	540	145
U.S. Steel Corp.	18,484	610
Valspar Corp.	1,070	111

		23,184

TELECOMMUNICATION SERVICES 4.7%
AT&T, Inc.	380,547	16,185
CenturyLink, Inc.	100,467	2,389
Contra Leap Wireless	22,373	45
Frontier Communications Corp.	168,469	569
T-Mobile US, Inc. (a)	5,513	317
Telephone & Data Systems, Inc.	13,279	383
Verizon Communications, Inc.	133,116	7,106
Windstream Holdings, Inc.	11,155	82

		27,076

UTILITIES 6.1%
AES Corp.	119,788	1,392
Alliant Energy Corp.	2,768	105
Ameren Corp.	24,926	1,308
American Electric Power Co., Inc.	28,401	1,788
American Water Works Co., Inc.	1,484	107
Atmos Energy Corp.	2,288	170
Avista Corp.	3,481	139
Calpine Corp. (a)	93,611	1,070
CenterPoint Energy, Inc.	41,196	1,015
CMS Energy Corp.	8,043	335
Consolidated Edison, Inc.	24,010	1,769
Dominion Resources, Inc.	4,930	378
DTE Energy Co.	11,499	1,133
Duke Energy Corp.	33,412	2,593
Edison International	17,134	1,233
El Paso Electric Co.	2,946	137
Entergy Corp.	34,426	2,529
Exelon Corp.	71,666	2,543
FirstEnergy Corp.	48,417	1,499
Great Plains Energy, Inc.	14,194	388
Hawaiian Electric Industries, Inc.	3,702	122
MDU Resources Group, Inc.	35,386	1,018
National Fuel Gas Co.	3,902	221
NextEra Energy, Inc.	10,388	1,241
NiSource, Inc.	6,648	147
NRG Energy, Inc.	65,762	806

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
ONE Gas, Inc.	1,508	$96
PG&E Corp.	21,753	1,322
Pinnacle West Capital Corp.	9,931	775
PNM Resources, Inc.	5,823	200
Portland General Electric Co.	3,450	150
PPL Corp.	37,024	1,261
Public Service Enterprise Group, Inc.	34,493	1,514
SCANA Corp.	4,758	349
Sempra Energy	2,456	247
Southern Co.	38,090	1,874
Southwest Gas Corp.	1,483	114
UGI Corp.	6,560	302
Vectren Corp.	7,049	368
Westar Energy, Inc.	5,088	287
WGL Holdings, Inc.	1,084	83
Xcel Energy, Inc.	26,275	1,069

		35,197

Total United States		566,222

Total Common Stocks (Cost $445,413)		567,971

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.8%

UNITED STATES 0.8%

FINANCIALS 0.3%
AGNC Investment Corp.	18,139	$329
Annaly Capital Management, Inc.	102,541	1,022
Chimera Investment Corp.	13,299	226
MFA Financial, Inc.	15,120	116
New Residential Investment Corp.	4,782	75

		1,768

REAL ESTATE 0.5%
Columbia Property Trust, Inc.	3,819	83
CoreCivic, Inc.	20,486	501
Digital Realty Trust, Inc.	1,472	145
Equinix, Inc.	218	78
Hospitality Properties Trust	7,856	249
Iron Mountain, Inc.	19,411	630
Mack-Cali Realty Corp.	4,960	144
Outfront Media, Inc.	2,301	57

	SHARES	MARKET VALUE (000S)
Piedmont Office Realty Trust, Inc. ‘A’	7,312	$153
Public Storage	754	169
Simon Property Group, Inc.	1,032	183
Weyerhaeuser Co.	3,460	104
Xenia Hotels & Resorts, Inc.	6,250	121

		2,617

Total Real Estate Investment Trusts (Cost $4,340)		4,385

Total Investments in Securities (Cost $449,753)		572,356

Total Investments 99.6% (Cost $449,753)		$572,356

Other Assets and Liabilities, net 0.4%		2,413

Net Assets 100.0%		$574,769

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$159	$0	$0	$159
Ireland
Consumer Discretionary	24	0	0	24
Information Technology	1,284	0	0	1,284
United Kingdom
Consumer Staples	282	0	0	282
United States
Consumer Discretionary	61,931	0	0	61,931
Consumer Staples	45,995	0	6	46,001
Energy	76,018	0	0	76,018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financials	$78,514	$0	$0	$78,514
Health Care	60,671	0	0	60,671
Industrials	52,749	0	0	52,749
Information Technology	104,881	0	0	104,881
Materials	23,184	0	0	23,184
Telecommunication Services	27,031	0	45	27,076
Utilities	35,197	0	0	35,197
Real Estate Investment Trusts
United States
Financials	1,768	0	0	1,768
Real Estate	2,617	0	0	2,617

Total Investments	$572,305	$0	$51	$572,356

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Small Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

COMMON STOCKS 90.0%

BERMUDA 0.1%

INDUSTRIALS 0.1%
Triton International Ltd.	9,988	$158

Total Bermuda		158

UNITED KINGDOM 0.1%

INFORMATION TECHNOLOGY 0.1%
Cardtronics PLC ‘A’ (a)	1,742	95

Total United Kingdom		95

UNITED STATES 89.8%

CONSUMER DISCRETIONARY 16.3%
1-800-Flowers.com, Inc. ‘A’ (a)	1,447	15
Aaron’s, Inc.	4,668	149
AMC Entertainment Holdings, Inc. ‘A’	5,147	173
America’s Car-Mart, Inc. (a)	1,703	74
American Axle & Manufacturing Holdings, Inc. (a)	7,805	151
American Outdoor Brands Corp. (a)	4,497	95
American Public Education, Inc. (a)	3,582	88
Arctic Cat, Inc.	3,456	52
Asbury Automotive Group, Inc. (a)	2,108	130
Ascena Retail Group, Inc. (a)	28,089	174
Ascent Capital Group, Inc. ‘A’ (a)	3,447	56
Barnes & Noble Education, Inc. (a)	7,942	91
Barnes & Noble, Inc.	20,102	224
Bassett Furniture Industries, Inc.	982	30
Big 5 Sporting Goods Corp.	3,343	58
Biglari Holdings, Inc. (a)	120	57
BJ’s Restaurants, Inc. (a)	1,903	75
Bloomin’ Brands, Inc.	6,102	110
Blue Nile, Inc.	689	28
Bob Evans Farms, Inc.	3,691	196
Boot Barn Holdings, Inc. (a)	1,257	16
Boyd Gaming Corp. (a)	12,676	256
Bridgepoint Education, Inc. (a)	3,120	32
Brinker International, Inc.	1,650	82
Buckle, Inc.	8,596	196
Buffalo Wild Wings, Inc. (a)	261	40
Build-A-Bear Workshop, Inc. (a)	735	10
Cable One, Inc.	182	113
Caesars Acquisition Co. ‘A’ (a)	1,669	23
Caleres, Inc.	6,517	214
Callaway Golf Co.	4,407	48
Capella Education Co.	2,321	204
Career Education Corp. (a)	15,095	152
Carrols Restaurant Group, Inc. (a)	7,471	114
Cato Corp. ‘A’	3,206	96
Cheesecake Factory, Inc.	1,670	100
Chegg, Inc. (a)	2,341	17
Chico’s FAS, Inc.	6,663	96
Children’s Place, Inc.	2,626	265
Choice Hotels International, Inc.	2,894	162
Churchill Downs, Inc.	260	39
Citi Trends, Inc.	2,371	45
Clear Channel Outdoor Holdings, Inc. ‘A’	6,698	34
ClubCorp Holdings, Inc.	2,766	40
Columbia Sportswear Co.	826	48
Conn’s, Inc. (a)	5,524	70

	SHARES	MARKET VALUE (000S)
Container Store Group, Inc. (a)	5,355	$34
Cooper Tire & Rubber Co.	3,531	137
Cooper-Standard Holding, Inc. (a)	3,116	322
Core-Mark Holding Co., Inc.	2,428	105
Crocs, Inc. (a)	19,164	131
CSS Industries, Inc.	1,334	36
CST Brands, Inc.	550	26
Dana, Inc.	14,215	270
Dave & Buster’s Entertainment, Inc. (a)	3,105	175
Deckers Outdoor Corp. (a)	2,261	125
Del Frisco’s Restaurant Group, Inc. (a)	495	8
Denny’s Corp. (a)	3,503	45
Destination XL Group, Inc. (a)	4,606	20
DeVry Education Group, Inc.	10,991	343
DineEquity, Inc.	1,723	133
Dorman Products, Inc. (a)	458	33
DSW Inc.‘A’	6,496	147
Eldorado Resorts, Inc. (a)	2,390	40
Entercom Communications Corp. ‘A’	2,204	34
Entravision Communications Corp. ‘A’	1,933	14
Eros International PLC (a)	2,717	35
Ethan Allen Interiors, Inc.	3,023	111
Etsy, Inc. (a)	740	9
EW Scripps Co. ‘A’ (a)	1,838	35
Express, Inc. (a)	7,713	83
Extended Stay America, Inc.	3,763	61
Federal-Mogul Holdings Corp. (a)	2,897	30
Fiesta Restaurant Group, Inc. (a)	1,787	53
Finish Line, Inc. ‘A’	12,327	232
Five Below, Inc. (a)	1,493	60
Flexsteel Industries, Inc.	222	14
Francesca’s Holdings Corp. (a)	3,421	62
Fred’s, Inc. ‘A’	6,453	120
FTD Cos., Inc. (a)	3,273	78
G-III Apparel Group Ltd. (a)	805	24
Gannett Co., Inc.	23,060	224
Genesco, Inc. (a)	2,751	171
Gentherm, Inc. (a)	283	10
GoPro, Inc. ‘A’ (a)	773	7
Grand Canyon Education, Inc. (a)	1,138	66
Gray Television, Inc. (a)	1,196	13
Group 1 Automotive, Inc.	1,683	131
Groupon, Inc. (a)	55,966	186
Harte-Hanks, Inc.	10,286	16
Haverty Furniture Cos., Inc.	2,674	63
Helen of Troy Ltd. (a)	433	37
Hibbett Sports, Inc. (a)	3,791	141
Hooker Furniture Corp.	716	27
Horizon Global Corp. (a)	500	12
Houghton Mifflin Harcourt Co. (a)	2,960	32
HSN, Inc.	2,811	96
Hyatt Hotels Corp. ‘A’ (a)	2,112	117
Iconix Brand Group, Inc. (a)	22,151	207
ILG, Inc.	2,902	53
Installed Building Products, Inc. (a)	468	19
International Speedway Corp. ‘A’	3,393	125
iRobot Corp. (a)	849	50
Isle of Capri Casinos, Inc. (a)	4,034	100
Jack in the Box, Inc.	1,584	177
Jamba, Inc. (a)	1,776	18
Jindal Steel & Power Ltd. (a)	12,560	65
John Wiley & Sons, Inc. ‘A’	1,773	97
Johnson Outdoors, Inc. ‘A’	189	7
K12, Inc. (a)	5,948	102

	SHARES	MARKET VALUE (000S)
Kate Spade & Co. (a)	1,216	$23
Kirkland’s, Inc. (a)	1,752	27
La Quinta Holdings, Inc. (a)	3,796	54
La-Z-Boy, Inc.	2,220	69
Lands’ End, Inc. (a)	7,351	111
LCI Industries	768	83
LGI Homes, Inc. (a)	645	19
Libbey, Inc.	3,868	75
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	6,323	95
LifeLock, Inc. (a)	2,629	63
Lifetime Brands, Inc.	380	7
Lions Gate Entertainment Corp. ‘A’	458	12
Lions Gate Entertainment Corp. ‘B’ (a)	3,031	74
Loral Space & Communications, Inc. (a)	1,474	60
Lumber Liquidators Holdings, Inc. (a)	7,023	111
M/I Homes, Inc. (a)	865	22
Marcus Corp.	1,271	40
Marriott Vacations Worldwide Corp.	2,118	180
MDC Holdings, Inc.	1,766	45
MDC Partners, Inc. ‘A’	804	5
Media General, Inc. (a)	2,855	54
Meredith Corp.	1,853	110
Meritage Homes Corp. (a)	2,526	88
Michaels Cos., Inc. (a)	3,077	63
Modine Manufacturing Co. (a)	6,440	96
Monarch Casino & Resort, Inc. (a)	718	18
Monro Muffler Brake, Inc.	1,370	78
Movado Group, Inc.	2,568	74
MSG Networks, Inc. ‘A’ (a)	956	21
Murphy USA, Inc. (a)	1,701	105
NACCO Industries, Inc. ‘A’	558	50
National CineMedia, Inc.	11,067	163
Nautilus, Inc. (a)	364	7
New York Times Co. ‘A’	3,613	48
Nexstar Broadcasting Group, Inc. ‘A’	894	57
Noodles & Co. (a)	2,362	10
Nutrisystem, Inc.	2,340	81
Ollie’s Bargain Outlet Holdings, Inc. (a)	365	10
Oxford Industries, Inc.	1,173	71
Papa John’s International, Inc.	944	81
Papa Murphy’s Holdings, Inc. (a)	1,654	7
Party City Holdco, Inc. (a)	2,131	30
Penn National Gaming, Inc. (a)	13,950	192
Perry Ellis International, Inc. (a)	3,276	82
PetMed Express, Inc.	2,449	56
Pier 1 Imports, Inc.	40,202	343
Pinnacle Entertainment, Inc. (a)	1,339	19
Potbelly Corp. (a)	5,591	72
Red Robin Gourmet Burgers, Inc. (a)	949	53
Regis Corp. (a)	10,950	159
Ruby Tuesday, Inc. (a)	12,447	40
Ruth’s Hospitality Group, Inc.	605	11
Scholastic Corp.	5,504	261
Scientific Games Corp. ‘A’ (a)	2,954	41
Sears Hometown and Outlet Stores, Inc. (a)	6,157	29
SeaWorld Entertainment, Inc.	11,605	220
Select Comfort Corp. (a)	4,774	108
Shoe Carnival, Inc.	1,323	36
Shutterfly, Inc. (a)	1,875	94
Sinclair Broadcast Group, Inc. ‘A’	1,566	52
Sonic Automotive, Inc. ‘A’	8,488	194

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Sonic Corp.	1,796	$48
Sotheby’s	4,380	175
Speedway Motorsports, Inc.	2,331	50
Sportsman’s Warehouse Holdings, Inc. (a)	1,068	10
Stage Stores, Inc.	12,256	54
Standard Motor Products, Inc.	1,518	81
Stein Mart, Inc.	3,966	22
Steven Madden Ltd. (a)	2,675	96
Stoneridge, Inc. (a)	3,052	54
Strayer Education, Inc. (a)	3,728	301
Sturm Ruger & Co., Inc.	1,474	78
Superior Industries International, Inc.	3,494	92
Texas Roadhouse, Inc.	3,229	156
Tile Shop Holdings, Inc. (a)	1,562	31
TopBuild Corp. (a)	717	25
Tower International, Inc.	2,649	75
Townsquare Media, Inc. ‘A’ (a)	506	5
TravelCenters of America LLC (a)	7,525	53
TRI Pointe Homes, Inc. (a)	2,605	30
tronc, Inc.	7,233	100
Tuesday Morning Corp. (a)	6,030	33
Vera Bradley, Inc. (a)	4,461	52
Vince Holding Corp. (a)	3,422	14
Vista Outdoor, Inc. (a)	1,038	38
Vitamin Shoppe, Inc. (a)	4,412	105
Wendy’s Co.	19,758	267
West Marine, Inc. (a)	3,105	32
Wolverine World Wide, Inc.	4,924	108
World Wrestling Entertainment, Inc. ‘A’	1,142	21
ZAGG, Inc. (a)	1,857	13
Zumiez, Inc. (a)	1,593	35

		16,905

CONSUMER STAPLES 3.1%
Alliance One International, Inc. (a)	2,085	40
Andersons, Inc.	1,598	71
B&G Foods, Inc.	2,568	112
Blue Buffalo Pet Products, Inc. (a)	580	14
Boston Beer Co., Inc. ‘A’ (a)	367	62
Cal-Maine Foods, Inc.	1,892	84
Central Garden & Pet Co. ‘A’ (a)	11,675	361
Coca-Cola Bottling Co. Consolidated	472	84
Coty, Inc. ‘A’	1,642	30
Darling Ingredients, Inc. (a)	7,490	97
Dean Foods Co.	6,093	133
Energizer Holdings, Inc.	3,240	145
Fresh Del Monte Produce, Inc.	3,892	236
Ingles Markets, Inc. ‘A’	4,422	213
Inter Parfums, Inc.	1,744	57
J&J Snack Foods Corp.	476	63
John B Sanfilippo & Son, Inc.	202	14
Lancaster Colony Corp.	362	51
Medifast, Inc.	1,660	69
National Beverage Corp.	678	35
Nutraceutical International Corp.	481	17
Omega Protein Corp. (a)	2,127	53
Performance Food Group Co. (a)	1,386	33
PriceSmart, Inc.	854	71
Revlon, Inc. ‘A’ (a)	397	12
Sanderson Farms, Inc.	900	85
Seaboard Corp. (a)	11	43
Seneca Foods Corp. ‘A’ (a)	589	24

	SHARES	MARKET VALUE (000S)
Smart & Final Stores, Inc. (a)	3,607	$51
Snyder’s-Lance, Inc.	2,065	79
SpartanNash Co.	3,312	131
United Natural Foods, Inc. (a)	1,812	86
Universal Corp.	2,036	130
USANA Health Sciences, Inc. (a)	854	52
Vector Group Ltd.	8,290	189
Village Super Market, Inc. ‘A’	646	20
WD-40 Co.	802	94
Weis Markets, Inc.	1,403	94

		3,235

ENERGY 6.4%
Alon USA Energy, Inc.	5,077	58
Archrock, Inc.	17,641	233
Atwood Oceanics, Inc.	19,715	259
Bill Barrett Corp. (a)	31,058	217
Bonanza Creek Energy, Inc. (a)	16,663	17
Bristow Group, Inc.	9,939	204
Callon Petroleum Co. (a)	770	12
CARBO Ceramics, Inc. (a)	8,531	89
Carrizo Oil & Gas, Inc. (a)	3,121	117
Clayton Williams Energy, Inc. (a)	1,401	167
Clean Energy Fuels Corp. (a)	5,924	17
Cloud Peak Energy, Inc. (a)	24,323	136
Cobalt International Energy, Inc. (a)	6,000	7
Contango Oil & Gas Co. (a)	2,327	22
CVR Energy, Inc.	2,748	70
Delek U.S. Holdings, Inc.	8,757	211
Dril-Quip, Inc. (a)	815	49
Eclipse Resources Corp. (a)	9,756	26
Enbridge Energy Management LLC (a)	2,306	60
Enbridge Energy Management LLC	58,437	0
EP Energy Corp. ‘A’ (a)	24,952	163
Era Group, Inc. (a)	6,139	104
EXCO Resources, Inc. (a)	22,654	20
Fairmount Santrol Holdings, Inc. (a)	13,406	158
Forum Energy Technologies, Inc. (a)	11,531	254
Geospace Technologies Corp. (a)	3,280	67
Green Plains, Inc.	3,745	104
Gulfmark Offshore, Inc. ‘A’ (a)	7,553	13
Gulfport Energy Corp. (a)	1,652	36
Helix Energy Solutions Group, Inc. (a)	27,823	245
Hornbeck Offshore Services, Inc. (a)	5,349	39
Kosmos Energy Ltd. (a)	7,579	53
Laredo Petroleum, Inc. (a)	10,511	149
Matador Resources Co. (a)	1,788	46
Matrix Service Co. (a)	531	12
McDermott International, Inc. (a)	18,660	138
Natural Gas Services Group, Inc. (a)	886	29
Newpark Resources, Inc. (a)	20,699	155
Northern Oil and Gas, Inc. (a)	20,268	56
Oasis Petroleum, Inc. (a)	11,322	171
Oil States International, Inc. (a)	3,282	128
Parker Drilling Co. (a)	34,043	89
Parsley Energy, Inc. ‘A’ (a)	1,125	40
PBF Energy, Inc. ‘A’	4,383	122
PDC Energy, Inc. (a)	682	50
PHI, Inc. (a)	1,325	24
Pioneer Energy Services Corp. (a)	12,286	84
Renewable Energy Group, Inc. (a)	4,471	43
Resolute Energy Corp. (a)	343	14
REX American Resources Corp. (a)	541	53
Rice Energy, Inc. (a)	1,589	34

	SHARES	MARKET VALUE (000S)
RigNet, Inc. (a)	928	$22
Rowan Cos. PLC ‘A’	11,484	217
RPC, Inc.	5,374	106
RSP Permian, Inc. (a)	1,258	56
Sanchez Energy Corp. (a)	7,519	68
SEACOR Holdings, Inc. (a)	2,600	185
SemGroup Corp. ‘A’	2,248	94
SM Energy Co.	5,163	178
Synergy Resources Corp. (a)	1,593	14
Tesco Corp.	8,840	73
TETRA Technologies, Inc. (a)	7,452	37
Tidewater, Inc.	29,383	100
U.S. Silica Holdings, Inc.	2,912	165
Unit Corp. (a)	18,539	498
W&T Offshore, Inc. (a)	34,491	96
Westmoreland Coal Co. (a)	932	16
World Fuel Services Corp.	228	10

		6,599

FINANCIALS 14.9%
1st Source Corp.	1,575	70
Ambac Financial Group, Inc. (a)	7,310	164
American Equity Investment Life Holding Co.	16,100	363
AMERISAFE, Inc.	468	29
Arrow Financial Corp.	790	32
Artisan Partners Asset Management, Inc. ‘A’	460	14
Associated Banc-Corp	7,004	173
Astoria Financial Corp.	9,834	183
Baldwin & Lyons, Inc. ‘B’	926	23
Banc of California, Inc.	652	11
BancFirst Corp.	489	45
Bancorp, Inc. (a)	2,611	21
BancorpSouth, Inc.	2,764	86
Bank of Hawaii Corp.	595	53
BankUnited, Inc.	3,619	136
Beneficial Bancorp, Inc.	2,592	48
Berkshire Hills Bancorp, Inc.	2,089	77
BGC Partners, Inc. ‘A’	5,853	60
BNC Bancorp	710	23
BOK Financial Corp.	2,611	217
Boston Private Financial Holdings, Inc.	678	11
Brookline Bancorp, Inc.	8,677	142
Bryn Mawr Bank Corp.	668	28
Calamos Asset Management, Inc. ‘A’	3,240	28
Camden National Corp.	1,833	81
Capital Bank Financial Corp. ‘A’	2,672	105
Capitol Federal Financial, Inc.	10,355	170
Cathay General Bancorp	616	23
Charter Financial Corp.	1,765	29
Chemical Financial Corp.	3,748	203
Citizens & Northern Corp.	745	20
City Holding Co.	1,537	104
CNA Financial Corp.	3,247	135
Columbia Banking System, Inc.	584	26
Community Bank System, Inc.	1,548	96
Community Trust Bancorp, Inc.	2,291	114
Cowen Group, Inc. ‘A’ (a)	2,023	31
Crawford & Co. ‘B’	1,601	20
Credit Acceptance Corp. (a)	283	62
Customers Bancorp, Inc. (a)	972	35
Dime Community Bancshares, Inc.	4,373	88
Drive Shack, Inc.	2,273	9

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
Eagle Bancorp, Inc. (a)	560	$34
eHealth, Inc. (a)	3,823	41
EMC Insurance Group, Inc.	792	24
Employers Holdings, Inc.	3,812	151
Encore Capital Group, Inc. (a)	1,807	52
Enova International, Inc. (a)	10,985	138
Enterprise Financial Services Corp.	1,357	58
EverBank Financial Corp.	2,448	48
Evercore Partners, Inc. ‘A’	1,206	83
Ezcorp, Inc. ‘A’ (a)	14,431	154
FBL Financial Group, Inc. ‘A’	1,793	140
FCB Financial Holdings, Inc. ‘A’ (a)	1,364	65
Federal Agricultural Mortgage Corp. ‘C’	515	29
Federated Investors, Inc. ‘B’	1,799	51
Fidelity & Guaranty Life	3,305	78
Fidelity Southern Corp.	578	14
Financial Institutions, Inc.	1,679	57
First Bancorp	1,664	45
First Busey Corp.	2,773	85
First Business Financial Services, Inc.	706	17
First Commonwealth Financial Corp.	6,128	87
First Community Bancshares, Inc.	1,399	42
First Connecticut Bancorp, Inc.	1,446	33
First Defiance Financial Corp.	648	33
First Financial Bancorp	8,181	233
First Financial Bankshares, Inc.	580	26
First Financial Corp.	1,856	98
First Interstate BancSystem, Inc. ‘A’	1,662	71
First Midwest Bancorp, Inc.	1,397	35
First NBC Bank Holding Co. (a)	820	6
First of Long Island Corp.	761	22
FirstCash, Inc.	6,009	282
Flagstar Bancorp, Inc. (a)	2,135	58
Flushing Financial Corp.	3,880	114
FNB Corp.	8,311	133
Fulton Financial Corp.	12,731	239
GAIN Capital Holdings, Inc.	2,094	14
German American Bancorp, Inc.	593	31
Great Southern Bancorp, Inc.	986	54
Great Western Bancorp, Inc.	3,713	162
Green Dot Corp. ‘A’ (a)	1,548	36
Greenhill & Co., Inc.	5,501	152
Hancock Holding Co.	4,999	215
Heartland Financial USA, Inc.	1,265	61
Heritage Financial Corp.	1,285	33
Heritage Insurance Holdings, Inc.	705	11
Hilltop Holdings, Inc.	5,053	151
HomeStreet, Inc. (a)	1,568	50
HomeTrust Bancshares, Inc. (a)	1,522	39
Hope Bancorp, Inc.	863	19
Horace Mann Educators Corp.	694	30
Horizon Bancorp	568	16
Houlihan Lokey, Inc.	968	30
IBERIABANK Corp.	843	71
Independent Bank Corp.	657	46
Independent Bank Group, Inc.	266	17
Infinity Property & Casualty Corp.	1,252	110
International Bancshares Corp.	2,698	110
INTL. FCStone, Inc. (a)	752	30
Investment Technology Group, Inc.	1,984	39
Janus Capital Group, Inc.	8,320	110
KCG Holdings, Inc. ‘A’ (a)	17,736	235
Kemper Corp.	2,997	133
Lakeland Bancorp, Inc.	2,678	52

	SHARES	MARKET VALUE (000S)
Lakeland Financial Corp.	495	$23
LendingTree, Inc. (a)	166	17
LPL Financial Holdings, Inc.	6,482	228
MainSource Financial Group, Inc.	1,478	51
Marlin Business Services Corp.	2,080	43
MB Financial, Inc.	324	15
MBIA, Inc. (a)	30,888	331
Mercury General Corp.	2,343	141
Meridian Bancorp, Inc.	1,763	33
Meta Financial Group, Inc.	451	46
Morningstar, Inc.	1,303	96
National Bank Holdings Corp. ‘A’	5,986	191
National Bankshares, Inc.	59	3
National General Holdings Corp.	919	23
National Western Life Group, Inc. ‘A’	212	66
Nationstar Mortgage Holdings, Inc. (a)	4,001	72
Navigators Group, Inc.	932	110
NBT Bancorp, Inc.	5,287	221
Nelnet, Inc. ‘A’	4,383	222
NMI Holdings, Inc. ‘A’ (a)	2,718	29
Northfield Bancorp, Inc.	6,447	129
Northrim BanCorp, Inc.	1,035	33
Northwest Bancshares, Inc.	13,939	251
OceanFirst Financial Corp.	971	29
Ocwen Financial Corp. (a)	32,688	176
Old National Bancorp	5,737	104
OneBeacon Insurance Group Ltd. ‘A’	4,942	79
Oritani Financial Corp.	3,506	66
Pacific Premier Bancorp, Inc. (a)	1,307	46
Park National Corp.	1,260	151
Pinnacle Financial Partners, Inc.	1,056	73
Piper Jaffray Cos. (a)	2,061	149
PRA Group, Inc. (a)	1,345	53
Preferred Bank	307	16
Primerica, Inc.	3,727	258
ProAssurance Corp.	2,098	118
Provident Financial Services, Inc.	5,649	160
Regional Management Corp. (a)	3,477	91
Renasant Corp.	1,078	46
Republic Bancorp, Inc. ‘A’	725	29
RLI Corp.	1,168	74
S&T Bancorp, Inc.	888	35
Safety Insurance Group, Inc.	1,190	88
Sandy Spring Bancorp, Inc.	1,335	53
Selective Insurance Group, Inc.	1,535	66
ServisFirst Bancshares, Inc.	2,050	77
Simmons First National Corp. ‘A’	426	26
South State Corp.	309	27
State Bank Financial Corp.	1,842	49
Stewart Information Services Corp.	465	21
Stock Yards Bancorp, Inc.	1,059	50
Stonegate Bank	528	22
Suffolk Bancorp	447	19
TCF Financial Corp.	11,437	224
Territorial Bancorp, Inc.	1,546	51
Tompkins Financial Corp.	1,045	99
Towne Bank	1,895	63
TriCo Bancshares	605	21
TriState Capital Holdings, Inc. (a)	1,350	30
TrustCo Bank Corp.	13,385	117
Trustmark Corp.	3,061	109
UMB Financial Corp.	994	77
Union Bankshares Corp.	896	32
United Bankshares, Inc.	904	42

	SHARES	MARKET VALUE (000S)
United Fire Group, Inc.	1,227	$60
Universal Insurance Holdings, Inc.	1,288	37
Univest Corp. of Pennsylvania	1,904	59
Valley National Bancorp	17,948	209
Waddell & Reed Financial, Inc. ‘A’	16,487	322
Walker & Dunlop, Inc. (a)	985	31
Walter Investment Management Corp. (a)	1,801	9
Washington Federal, Inc.	4,341	149
Washington Trust Bancorp, Inc.	696	39
Waterstone Financial, Inc.	1,055	19
Westamerica Bancorporation	2,371	149
Westwood Holdings Group, Inc.	173	10
Wintrust Financial Corp.	1,140	83
World Acceptance Corp. (a)	6,391	411
WSFS Financial Corp.	847	39

		15,437

HEALTH CARE 5.6%
Abaxis, Inc.	691	37
Acorda Therapeutics, Inc. (a)	2,083	39
Addus HomeCare Corp. (a)	594	21
Adeptus Health, Inc. (a)	219	2
Air Methods Corp. (a)	2,598	83
Allscripts Healthcare Solutions, Inc. (a)	6,398	65
Almost Family, Inc. (a)	1,076	48
Amedisys, Inc. (a)	3,308	141
AMN Healthcare Services, Inc. (a)	1,985	76
Amphastar Pharmaceuticals, Inc. (a)	470	9
Analogic Corp.	1,153	96
AngioDynamics, Inc. (a)	4,329	73
Anika Therapeutics, Inc. (a)	291	14
BioScrip, Inc. (a)	12,765	13
BioTelemetry, Inc. (a)	478	11
Cambrex Corp. (a)	1,100	59
Cantel Medical Corp.	1,210	95
Capital Senior Living Corp. (a)	847	14
Catalent, Inc. (a)	488	13
Chemed Corp.	956	153
Civitas Solutions, Inc. (a)	547	11
Computer Programs & Systems, Inc.	587	14
CONMED Corp.	3,471	153
CorVel Corp. (a)	358	13
Cynosure, Inc. ‘A’ (a)	1,341	61
Depomed, Inc. (a)	3,059	55
Emergent BioSolutions, Inc. (a)	3,221	106
Ensign Group, Inc.	1,471	33
Exactech, Inc. (a)	1,393	38
Genomic Health, Inc. (a)	608	18
Globus Medical, Inc. ‘A’ (a)	4,222	105
Haemonetics Corp. (a)	3,213	129
Halyard Health, Inc. (a)	6,250	231
Healthways, Inc. (a)	3,384	77
HMS Holdings Corp. (a)	4,319	78
ICU Medical, Inc. (a)	582	86
Impax Laboratories, Inc. (a)	1,552	21
INC Research Holdings, Inc. ‘A’ (a)	875	46
Inogen, Inc. (a)	299	20
Inovalon Holdings, Inc. ‘A’ (a)	1,498	15
Insulet Corp. (a)	973	37
Integer Holdings Corp. (a)	2,069	61
Integra LifeSciences Holdings Corp. (a)	2,133	183
Intrexon Corp. (a)	396	10

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	57

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Invacare Corp.	8,630	$113
K2M Group Holdings, Inc. (a)	508	10
Landauer, Inc.	195	9
Lannett Co., Inc. (a)	620	14
LeMaitre Vascular, Inc.	503	13
LHC Group, Inc. (a)	1,272	58
Ligand Pharmaceuticals, Inc. (a)	395	40
Luminex Corp. (a)	1,595	32
Magellan Health, Inc. (a)	3,406	256
Masimo Corp. (a)	3,798	256
Medicines Co. (a)	2,866	97
Meridian Bioscience, Inc.	3,468	61
Merit Medical Systems, Inc. (a)	3,116	83
Molina Healthcare, Inc. (a)	1,016	55
Myriad Genetics, Inc. (a)	5,865	98
National HealthCare Corp.	755	57
Natus Medical, Inc. (a)	1,398	49
Nektar Therapeutics (a)	3,204	39
Neogen Corp. (a)	1,414	93
NuVasive, Inc. (a)	1,650	111
NxStage Medical, Inc. (a)	1,195	31
Omnicell, Inc. (a)	1,662	56
OraSure Technologies, Inc. (a)	2,054	18
Orthofix International NV (a)	762	28
Owens & Minor, Inc.	4,505	159
PDL BioPharma, Inc.	72,713	154
PharMerica Corp. (a)	3,139	79
Phibro Animal Health Corp. ‘A’	459	13
PRA Health Sciences, Inc. (a)	963	53
Premier, Inc. ‘A’ (a)	1,319	40
Prestige Brands Holdings, Inc. (a)	215	11
Providence Service Corp. (a)	554	21
Quality Systems, Inc.	8,089	106
Quidel Corp. (a)	522	11
RadNet, Inc. (a)	11,419	74
Repligen Corp. (a)	380	12
RTI Surgical, Inc. (a)	6,556	21
SciClone Pharmaceuticals, Inc. (a)	2,936	32
Select Medical Holdings Corp. (a)	18,141	240
Spectrum Pharmaceuticals, Inc. (a)	7,136	32
Surgery Partners, Inc. (a)	1,386	22
Surgical Care Affiliates, Inc. (a)	3,127	145
SurModics, Inc. (a)	390	10
Team Health Holdings, Inc. (a)	238	10
U.S. Physical Therapy, Inc.	394	28
Universal American Corp. (a)	6,632	66
Vascular Solutions, Inc. (a)	286	16
Veeva Systems, Inc. ‘A’ (a)	853	35
VWR Corp. (a)	1,074	27
Zeltiq Aesthetics, Inc. (a)	247	11

		5,768

INDUSTRIALS 18.7%
AAON, Inc.	1,042	34
AAR Corp.	5,513	182
ABM Industries, Inc.	6,117	250
ACCO Brands Corp. (a)	15,504	202
Actuant Corp. ‘A’	10,721	278
Advanced Drainage Systems, Inc.	1,458	30
Advisory Board Co. (a)	526	17
Aegion Corp. (a)	2,204	52
Aerovironment, Inc. (a)	1,798	48
Air Lease Corp.	1,493	51
Air Transport Services Group, Inc. (a)	7,629	122

	SHARES	MARKET VALUE (000S)
Aircastle Ltd.	8,410	$175
Alamo Group, Inc.	153	12
Albany International Corp. ‘A’	2,660	123
Allegiant Travel Co.	295	49
Altra Industrial Motion Corp.	1,985	73
Ameresco, Inc. ‘A’ (a)	2,000	11
American Woodmark Corp. (a)	195	15
Apogee Enterprises, Inc.	1,154	62
Applied Industrial Technologies, Inc.	4,455	265
ARC Document Solutions, Inc. (a)	6,138	31
ArcBest Corp.	516	14
Astec Industries, Inc.	1,536	104
Astronics Corp. (a)	281	10
Astronics Corp. ‘B’ (a)	42	1
Atlas Air Worldwide Holdings, Inc. (a)	3,224	168
AZZ, Inc.	640	41
Babcock & Wilcox Enterprises, Inc. (a)	3,984	66
Barnes Group, Inc.	3,487	165
Beacon Roofing Supply, Inc. (a)	2,685	124
BMC Stock Holdings, Inc. (a)	820	16
Brady Corp. ‘A’	7,184	270
Briggs & Stratton Corp.	8,488	189
Brink’s Co.	4,185	173
CAI International, Inc. (a)	5,023	44
Casella Waste Systems, Inc. ‘A’ (a)	4,097	51
CBIZ, Inc. (a)	7,552	103
CEB, Inc.	353	21
Chart Industries, Inc. (a)	8,060	290
CIRCOR International, Inc.	570	37
Civeo Corp. (a)	4,393	10
CLARCOR, Inc.	349	29
Clean Harbors, Inc. (a)	1,914	107
Columbus McKinnon Corp.	1,630	44
Comfort Systems USA, Inc.	1,734	58
Continental Building Products, Inc. (a)	906	21
Covanta Holding Corp.	6,237	97
Covenant Transportation Group, Inc. ‘A’ (a)	448	9
CRA International, Inc.	997	37
Cubic Corp.	2,043	98
Deluxe Corp.	443	32
DigitalGlobe, Inc. (a)	5,786	166
Douglas Dynamics, Inc.	1,153	39
Ducommun, Inc. (a)	1,056	27
DXP Enterprises, Inc. (a)	2,066	72
Dycom Industries, Inc. (a)	1,127	90
Echo Global Logistics, Inc. (a)	1,012	25
EMCOR Group, Inc.	166	12
Encore Wire Corp.	1,218	53
EnerSys	2,246	175
Ennis, Inc.	3,747	65
EnPro Industries, Inc.	2,534	171
ESCO Technologies, Inc.	1,998	113
Essendant, Inc.	4,616	96
Esterline Technologies Corp. (a)	2,544	227
Exponent, Inc.	1,273	77
Forward Air Corp.	510	24
Franklin Covey Co. (a)	758	15
Franklin Electric Co., Inc.	902	35
FTI Consulting, Inc. (a)	2,515	113
G&K Services, Inc. ‘A’	1,398	135
GATX Corp.	4,612	284
Generac Holdings, Inc. (a)	4,451	181
General Cable Corp.	9,836	187
Gibraltar Industries, Inc. (a)	1,468	61

	SHARES	MARKET VALUE (000S)
Global Brass & Copper Holdings, Inc.	5,439	$187
Granite Construction, Inc.	1,757	97
Great Lakes Dredge & Dock Corp. (a)	6,646	28
Greenbrier Cos., Inc.	2,459	102
Griffon Corp.	6,134	161
H&E Equipment Services, Inc.	7,297	170
Harsco Corp.	23,192	315
Hawaiian Holdings, Inc. (a)	4,361	249
Healthcare Services Group, Inc.	544	21
Heartland Express, Inc.	3,417	70
Heidrick & Struggles International, Inc.	3,147	76
Herc Holdings, Inc. (a)	7,342	295
Herman Miller, Inc.	1,065	36
Hill International, Inc. (a)	10,367	45
Hillenbrand, Inc.	3,689	141
HNI Corp.	2,311	129
Hub Group, Inc. ‘A’ (a)	677	30
Hurco Cos., Inc.	651	22
Huron Consulting Group, Inc. (a)	1,429	72
Hyster-Yale Materials Handling, Inc.	833	53
ICF International, Inc. (a)	1,380	76
InnerWorkings, Inc. (a)	3,729	37
Insperity, Inc.	1,297	92
Interface, Inc.	2,335	43
John Bean Technologies Corp.	1,253	108
Kadant, Inc.	1,201	74
Kaman Corp.	4,489	220
KBR, Inc.	7,020	117
Kelly Services, Inc. ‘A’	5,991	137
Kennametal, Inc.	6,285	196
KEYW Holding Corp. (a)	1,949	23
Kforce, Inc.	4,766	110
Kimball International, Inc. ‘B’	2,373	42
Kirby Corp. (a)	1,081	72
KLX, Inc. (a)	4,191	189
Knight Transportation, Inc.	3,172	105
Knoll, Inc.	3,649	102
Korn/Ferry International	5,006	147
Kratos Defense & Security Solutions, Inc. (a)	11,951	88
Landstar System, Inc.	1,204	103
Layne Christensen Co. (a)	1,823	20
Lindsay Corp.	687	51
LSI Industries, Inc.	2,743	27
Lydall, Inc. (a)	310	19
Manitowoc Co., Inc.	3,126	19
Manitowoc Foodservice, Inc. (a)	1,162	22
Marten Transport Ltd.	1,757	41
Masonite International Corp. (a)	199	13
MasTec, Inc. (a)	3,914	150
Matson, Inc.	1,858	66
Matthews International Corp. ‘A’	1,218	94
McGrath RentCorp	4,131	162
Mercury Systems, Inc. (a)	318	10
Meritor, Inc. (a)	6,782	84
Milacron Holdings Corp. (a)	1,112	21
Miller Industries, Inc.	869	23
Mistras Group, Inc. (a)	800	21
Mobile Mini, Inc.	2,682	81
Moog, Inc. ‘A’ (a)	2,482	163
MRC Global, Inc. (a)	11,424	231
MSA Safety, Inc.	815	57
Mueller Industries, Inc.	4,840	193
Mueller Water Products, Inc. ‘A’	2,107	28

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
Multi-Color Corp.	249	$19
MYR Group, Inc. (a)	852	32
National Presto Industries, Inc.	901	96
Navigant Consulting, Inc. (a)	4,034	106
Navistar International Corp. (a)	8,764	275
NOW, Inc. (a)	5,847	120
On Assignment, Inc. (a)	893	39
PAM Transportation Services, Inc. (a)	410	11
Ply Gem Holdings, Inc. (a)	1,061	17
Powell Industries, Inc.	545	21
Primoris Services Corp.	2,506	57
Quad/Graphics, Inc.	10,907	293
Quanex Building Products Corp.	2,216	45
Raven Industries, Inc.	1,844	46
RBC Bearings, Inc. (a)	1,100	102
Regal Beloit Corp.	2,112	146
Resources Connection, Inc.	5,496	106
Rexnord Corp. (a)	5,005	98
Roadrunner Transportation Systems, Inc. (a)	2,687	28
RPX Corp. (a)	6,117	66
Rush Enterprises, Inc. ‘A’ (a)	5,824	186
Saia, Inc. (a)	3,347	148
Scorpio Bulkers, Inc. (a)	10,740	54
Simpson Manufacturing Co., Inc.	3,002	131
SkyWest, Inc.	12,851	468
Spirit Airlines, Inc. (a)	769	45
SPX Corp. (a)	10,839	257
SPX FLOW, Inc. (a)	7,818	251
Standex International Corp.	255	22
Steelcase, Inc. ‘A’	10,223	183
Sun Hydraulics Corp.	725	29
Swift Transportation Co. (a)	6,671	163
TASER International, Inc. (a)	995	24
Team, Inc. (a)	757	30
Tennant Co.	559	40
Terex Corp.	7,943	250
Tetra Tech, Inc.	2,677	116
Textainer Group Holdings Ltd.	4,763	35
Thermon Group Holdings, Inc. (a)	2,151	41
Titan International, Inc.	10,306	116
Titan Machinery, Inc. (a)	3,663	53
TransUnion (a)	473	15
Trex Co., Inc. (a)	170	11
TriMas Corp. (a)	2,991	70
TriNet Group, Inc. (a)	1,112	28
Triumph Group, Inc.	9,019	239
TrueBlue, Inc. (a)	925	23
Tutor Perini Corp. (a)	4,338	121
UniFirst Corp.	677	97
Univar, Inc. (a)	6,159	175
Universal Forest Products, Inc.	1,339	137
USA Truck, Inc. (a)	2,081	18
Valmont Industries, Inc.	770	109
Vectrus, Inc. (a)	456	11
Veritiv Corp. (a)	1,342	72
Viad Corp.	581	26
Wabash National Corp. (a)	1,329	21
Watts Water Technologies, Inc. ‘A”	2,510	164
Werner Enterprises, Inc.	7,149	193
Wesco Aircraft Holdings, Inc. (a)	5,362	80
WESCO International, Inc. (a)	3,214	214
West Corp.	7,079	175
YRC Worldwide, Inc. (a)	3,341	44

		19,338

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 13.3%
2U, Inc. (a)	357	$11
3D Systems Corp. (a)	3,635	48
A10 Networks, Inc. (a)	1,471	12
ACI Worldwide, Inc. (a)	1,540	28
Actua Corp. (a)	1,746	24
Acxiom Corp. (a)	4,972	133
ADTRAN, Inc.	10,594	237
Advanced Energy Industries, Inc. (a)	1,888	103
Alpha & Omega Semiconductor Ltd. (a)	2,628	56
American Software, Inc. ‘A’	1,649	17
Amkor Technology, Inc. (a)	18,603	196
Applied Micro Circuits Corp. (a)	1,380	11
Avid Technology, Inc. (a)	12,678	56
AVX Corp.	4,322	68
Bankrate, Inc. (a)	4,732	52
Bel Fuse, Inc. ‘B’	562	17
Belden, Inc.	1,422	106
Benchmark Electronics, Inc. (a)	6,938	212
Black Box Corp.	3,082	47
Blackbaud, Inc.	441	28
Blackhawk Network Holdings, Inc. (a)	1,352	51
Blucora, Inc. (a)	6,551	97
Bottomline Technologies de, Inc. (a)	353	9
Brooks Automation, Inc.	5,851	100
Cabot Microelectronics Corp.	3,583	226
CACI International, Inc. ‘A’ (a)	2,224	276
CalAmp Corp. (a)	909	13
Calix, Inc. (a)	2,113	16
Cass Information Systems, Inc.	204	15
CEVA, Inc. (a)	444	15
Ciber, Inc. (a)	11,446	7
Ciena Corp. (a)	2,752	67
Cirrus Logic, Inc. (a)	1,502	85
Coherent, Inc. (a)	1,582	217
Cohu, Inc.	1,543	21
CommVault Systems, Inc. (a)	1,860	96
comScore, Inc. (a)	415	13
Comtech Telecommunications Corp.	7,435	88
Control4 Corp. (a)	810	8
Convergys Corp.	3,795	93
Cray, Inc. (a)	1,118	23
Cree, Inc. (a)	9,089	240
CSG Systems International, Inc.	3,777	183
CTS Corp.	538	12
Cypress Semiconductor Corp.	4,221	48
Daktronics, Inc.	4,828	52
Datalink Corp. (a)	1,821	21
DHI Group, Inc. (a)	10,102	63
Diebold Nixdorf Inc	7,429	187
Digi International, Inc. (a)	695	10
Diodes, Inc. (a)	6,124	157
Dolby Laboratories, Inc. ‘A’	2,230	101
EarthLink Holdings Corp.	27,764	157
Eastman Kodak Co. (a)	3,742	58
Ebix, Inc.	3,202	183
Electro Scientific Industries, Inc. (a)	1,240	7
Electronics For Imaging, Inc. (a)	3,182	140
Ellie Mae, Inc. (a)	115	10
EnerNOC, Inc. (a)	7,586	46
Entegris, Inc. (a)	5,392	97
ePlus, Inc. (a)	630	73
ExlService Holdings, Inc. (a)	1,821	92
Extreme Networks, Inc. (a)	20,891	105

	SHARES	MARKET VALUE (000S)
FARO Technologies, Inc. (a)	1,741	$63
Finisar Corp. (a)	6,348	192
FireEye, Inc. (a)	1,702	20
Fitbit, Inc. ‘A’ (a)	670	5
FormFactor, Inc. (a)	1,563	18
Forrester Research, Inc.	220	9
GrubHub, Inc. (a)	234	9
Hackett Group, Inc.	1,071	19
Harmonic, Inc. (a)	17,590	88
II-VI, Inc. (a)	2,622	78
Insight Enterprises, Inc. (a)	6,587	266
Integrated Device Technology, Inc. (a)	3,368	79
InterDigital, Inc.	3,402	311
Internap Corp. (a)	6,582	10
Intersil Corp. ‘A’	13,566	303
Intralinks Holdings, Inc. (a)	6,165	83
Itron, Inc. (a)	3,537	222
Ixia (a)	7,239	117
IXYS Corp.	1,015	12
Knowles Corp. (a)	7,374	123
Lattice Semiconductor Corp. (a)	9,132	67
Lionbridge Technologies, Inc. (a)	2,821	16
Liquidity Services, Inc. (a)	9,531	93
Littelfuse, Inc.	603	92
LivePerson, Inc. (a)	1,138	9
LogMeIn, Inc.	148	14
Lumentum Holdings, Inc. (a)	2,186	85
ManTech International Corp. ‘A’	4,581	194
Maxwell Technologies, Inc. (a)	2,821	14
Mentor Graphics Corp.	3,100	114
Methode Electronics, Inc.	935	39
MicroStrategy, Inc. ‘A’ (a)	482	95
MKS Instruments, Inc.	4,224	251
MoneyGram International, Inc. (a)	7,372	87
Monolithic Power Systems, Inc.	309	25
Monotype Imaging Holdings, Inc.	1,079	21
MTS Systems Corp.	1,679	95
Nanometrics, Inc. (a)	461	12
NETGEAR, Inc. (a)	3,557	193
NetScout Systems, Inc. (a)	1,766	56
NeuStar, Inc. ‘A’ (a)	5,842	195
NIC, Inc.	2,397	57
Novanta, Inc. (a)	634	13
OSI Systems, Inc. (a)	1,648	125
Park Electrochemical Corp.	2,074	39
PC Connection, Inc.	650	18
Pegasystems, Inc.	1,276	46
Perficient, Inc. (a)	1,053	18
Photronics, Inc. (a)	8,769	99
Plantronics, Inc.	3,108	170
Plexus Corp. (a)	3,899	211
Power Integrations, Inc.	913	62
Progress Software Corp.	9,620	307
QuinStreet, Inc. (a)	4,935	19
Rambus, Inc. (a)	2,346	32
RealPage, Inc. (a)	1,557	47
RetailMeNot, Inc. (a)	8,286	77
RingCentral, Inc. ‘A’ (a)	985	20
Rogers Corp. (a)	1,160	89
Sanmina Corp. (a)	6,022	221
ScanSource, Inc. (a)	3,730	151
Science Applications International Corp.	2,889	245
Seachange International, Inc. (a)	7,810	18

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	59

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Semtech Corp. (a)	4,435	$140
ShoreTel, Inc. (a)	3,168	23
Sigma Designs, Inc. (a)	1,702	10
Silicon Laboratories, Inc. (a)	2,221	144
Sonus Networks, Inc. (a)	9,672	61
Stamps.com, Inc. (a)	187	21
Stratasys Ltd. (a)	4,989	83
Super Micro Computer, Inc. (a)	891	25
Sykes Enterprises, Inc. (a)	6,241	180
Synaptics, Inc. (a)	606	33
Synchronoss Technologies, Inc. (a)	1,558	60
Syntel, Inc.	658	13
Take-Two Interactive Software, Inc. (a)	1,200	59
Tangoe, Inc. (a)	2,310	18
TeleTech Holdings, Inc.	1,104	34
Tessera Holding Corp.	1,298	57
TiVo Corp. (a)	12,475	261
TTM Technologies, Inc. (a)	13,356	182
Ultra Clean Holdings, Inc. (a)	1,314	13
Unisys Corp. (a)	23,243	348
VASCO Data Security International, Inc. (a)	534	7
Veeco Instruments, Inc. (a)	4,565	133
VeriFone Systems, Inc. (a)	2,454	44
Verint Systems, Inc. (a)	1,684	59
Viavi Solutions, Inc. (a)	14,481	118
Virtusa Corp. (a)	398	10
Vishay Intertechnology, Inc.	20,196	327
Vishay Precision Group, Inc. (a)	1,678	32
Web.com Group, Inc. (a)	1,660	35
WebMD Health Corp. (a)	3,574	177
XO Group, Inc. (a)	1,020	20
Yelp, Inc. (a)	520	20
Zedge, Inc. ‘B’ (a)	668	2
Zix Corp. (a)	3,937	19
Zynga, Inc. ‘A’ (a)	23,816	61

		13,747

MATERIALS 6.8%
A Schulman, Inc.	3,966	133
AEP Industries, Inc.	438	51
AK Steel Holding Corp. (a)	14,450	148
Allegheny Technologies, Inc.	13,850	221
Ampco-Pittsburgh Corp.	1,614	27
Boise Cascade Co. (a)	2,854	64
Cabot Corp.	1,547	78
Calgon Carbon Corp.	2,913	50
Carpenter Technology Corp.	4,602	166
Century Aluminum Co. (a)	6,374	55
Chemtura Corp. (a)	7,341	244
Clearwater Paper Corp. (a)	2,291	150
Cliffs Natural Resources, Inc. (a)	53,031	446
Coeur Mining, Inc. (a)	6,900	63
Commercial Metals Co.	9,063	197
Compass Minerals International, Inc.	1,302	102
Ferro Corp. (a)	1,418	20
Flotek Industries, Inc. (a)	5,827	55
FutureFuel Corp.	2,947	41
Gold Resource Corp.	5,765	25
Greif, Inc. ‘A’	6,426	330
Hawkins, Inc.	347	19
Haynes International, Inc.	473	20
HB Fuller Co.	2,991	144

	SHARES	MARKET VALUE (000S)
Headwaters, Inc. (a)	1,830	$43
Hecla Mining Co.	21,509	113
Innophos Holdings, Inc.	4,481	234
Innospec, Inc.	1,537	105
Intrepid Potash, Inc. (a)	5,885	12
Kaiser Aluminum Corp.	2,183	170
KapStone Paper and Packaging Corp.	4,139	91
Koppers Holdings, Inc. (a)	2,619	106
Kraton Corp. (a)	3,846	110
Kronos Worldwide, Inc.	3,393	40
Louisiana-Pacific Corp. (a)	2,344	44
LSB Industries, Inc. (a)	1,949	16
Materion Corp.	2,406	95
Minerals Technologies, Inc.	1,643	127
Myers Industries, Inc.	4,065	58
Neenah Paper, Inc.	1,164	99
Olympic Steel, Inc.	1,184	29
OMNOVA Solutions, Inc. (a)	5,868	59
PH Glatfelter Co.	5,205	124
Platform Specialty Products Corp. (a)	21,153	207
PolyOne Corp.	1,855	59
Quaker Chemical Corp.	446	57
Rayonier Advanced Materials, Inc.	4,460	69
Royal Gold, Inc.	599	38
Ryerson Holding Corp. (a)	6,203	83
Schnitzer Steel Industries, Inc. ‘A’	5,741	148
Schweitzer-Mauduit International, Inc.	2,989	136
Silgan Holdings, Inc.	1,412	72
Stepan Co.	2,071	169
Stillwater Mining Co. (a)	4,970	80
Summit Materials, Inc. ‘A’ (a)	1,834	44
SunCoke Energy, Inc.	23,754	269
TimkenSteel Corp. (a)	13,833	214
Tredegar Corp.	2,047	49
Trinseo S.A.	2,168	129
Tronox Ltd. ‘A’	41,670	430
U.S. Concrete, Inc. (a)	417	27
Westlake Chemical Corp.	641	36
Worthington Industries, Inc.	5,244	249

		7,089

REAL ESTATE 0.2%
Alexander & Baldwin, Inc.	579	26
Forestar Group, Inc. (a)	3,040	41
HFF, Inc. ‘A’	1,518	46
RE/MAX Holdings, Inc. ‘A’	1,203	67
RMR Group, Inc. ‘A’	355	14
St Joe Co. (a)	526	10

		204

TELECOMMUNICATION SERVICES 1.6%
ATN International, Inc.	703	56
Boingo Wireless, Inc. (a)	1,156	14
Cincinnati Bell, Inc. (a)	2,747	62
Cogent Communications Holdings, Inc.	1,653	69
Consolidated Communications Holdings, Inc.	7,077	190
FairPoint Communications, Inc. (a)	4,561	85
General Communication, Inc. ‘A’ (a)	7,466	145
Hawaiian Telcom Holdco, Inc. (a)	1,323	33
IDT Corp. ‘B’	1,027	19
Inteliquent, Inc.	2,659	61
Iridium Communications, Inc. (a)	24,364	234

	SHARES	MARKET VALUE (000S)
Lumos Networks Corp. (a)	2,001	$31
Shenandoah Telecommunications Co.	2,760	75
Spok Holdings, Inc.	3,081	64
U.S. Cellular Corp. (a)	1,511	66
Vonage Holdings Corp. (a)	23,207	159
Windstream Holdings, Inc.	46,533	341

		1,704

UTILITIES 2.9%
ALLETE, Inc.	1,568	101
American States Water Co.	4,156	189
Artesian Resources Corp. ‘A’	475	15
Atlantic Power Corp.	8,032	20
Avista Corp.	3,659	146
California Water Service Group	6,876	233
Chesapeake Utilities Corp.	971	65
Connecticut Water Service, Inc.	686	38
Dynegy, Inc. (a)	12,064	102
El Paso Electric Co.	2,950	137
Empire District Electric Co.	9,112	311
MGE Energy, Inc.	3,052	199
Middlesex Water Co.	1,391	60
Northwest Natural Gas Co.	5,573	333
NorthWestern Corp.	549	31
NRG Yield, Inc. ‘C’	1,695	27
Ormat Technologies, Inc.	251	13
Otter Tail Corp.	4,546	186
Pattern Energy Group, Inc.	906	17
PNM Resources, Inc.	10,624	364
SJW Corp.	1,879	105
South Jersey Industries, Inc.	1,297	44
Spire, Inc.	817	53
TerraForm Global, Inc. ‘A’	4,451	18
TerraForm Power, Inc. ‘A’	1,408	18
Unitil Corp.	2,548	116
York Water Co.	261	10

		2,951

Total United States		92,977

Total Common Stocks (Cost $70,369)		93,230

REAL ESTATE INVESTMENT TRUSTS 8.4%

UNITED STATES 8.4%

FINANCIALS 2.4%
AG Mortgage Investment Trust, Inc.	5,356	92
Anworth Mortgage Asset Corp.	35,066	181
Apollo Commercial Real Estate Finance, Inc.	5,513	92
Ares Commercial Real Estate Corp.	1,261	17
ARMOUR Residential REIT, Inc.	5,796	126
Blackstone Mortgage Trust, Inc. ‘A’	1,652	50
Capstead Mortgage Corp.	20,016	204
Colony Capital, Inc. ‘A’	2,511	51
CYS Investments, Inc.	22,348	173
Dynex Capital, Inc.	14,487	99
Invesco Mortgage Capital, Inc.	12,744	186
Ladder Capital Corp.	1,648	22
MFA Financial, Inc.	32,069	245
MTGE Investment Corp.	10,906	171
New Residential Investment Corp.	8,301	130
New York Mortgage Trust, Inc.	4,947	33
PennyMac Mortgage Investment Trust	9,005	147

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
Redwood Trust, Inc.	12,843	$195
Resource Capital Corp.	3,686	31
Two Harbors Investment Corp.	15,263	133
Western Asset Mortgage Capital Corp.	6,237	63

		2,441

REAL ESTATE 6.0%
Agree Realty Corp.	1,006	46
American Assets Trust, Inc.	1,120	48
Armada Hoffler Properties, Inc.	1,887	28
Ashford Hospitality Prime, Inc.	898	12
Ashford Hospitality Trust, Inc.	16,203	126
Brandywine Realty Trust	13,995	231
Care Capital Properties, Inc.	4,132	103
CBL & Associates Properties, Inc.	27,264	314
Cedar Realty Trust, Inc.	4,441	29
Chesapeake Lodging Trust	1,429	37
Colony Starwood Homes	1,175	34
Columbia Property Trust, Inc.	11,159	241
CoreSite Realty Corp.	1,350	107
Corporate Office Properties Trust	4,718	147
Cousins Properties, Inc.	8,532	73
DiamondRock Hospitality Co.	11,956	138
DuPont Fabros Technology, Inc.	2,762	121
EastGroup Properties, Inc.	784	58
Education Realty Trust, Inc.	247	10
Empire State Realty Trust, Inc. ‘A’	2,306	47
First Potomac Realty Trust	5,743	63
Franklin Street Properties Corp.	9,991	130
GEO Group, Inc.	4,684	168
Getty Realty Corp.	1,851	47

	SHARES	MARKET VALUE (000S)
Gladstone Commercial Corp.	1,856	$37
Global Net Lease, Inc.	3,118	24
Government Properties Income Trust	7,139	136
Hersha Hospitality Trust	3,348	72
Hudson Pacific Properties, Inc.	598	21
Investors Real Estate Trust	13,669	98
iStar Financial, Inc. (a)	2,670	33
Kite Realty Group Trust	1,673	39
LaSalle Hotel Properties	5,954	181
Lexington Realty Trust	19,265	208
LTC Properties, Inc.	478	23
Mack-Cali Realty Corp.	9,938	288
Monmouth Real Estate Investment Corp.	2,055	31
Monogram Residential Trust, Inc.	3,420	37
National Health Investors, Inc.	522	39
National Storage Affiliates Trust	915	20
New Senior Investment Group, Inc.	5,917	58
New York REIT, Inc.	1,027	10
NorthStar Realty Finance Corp.	5,683	86
Outfront Media, Inc.	6,270	156
Parkway, Inc. (a)	734	16
Pebblebrook Hotel Trust	1,094	33
Pennsylvania Real Estate Investment Trust	3,990	76
Piedmont Office Realty Trust, Inc. ‘A’	9,599	201
Potlatch Corp.	1,636	68
Preferred Apartment Communities, Inc. ‘A’	941	14
PS Business Parks, Inc.	950	111
QTS Realty Trust, Inc. ‘A’	1,695	84
RAIT Financial Trust	11,440	38

	SHARES	MARKET VALUE (000S)
Ramco-Gershenson Properties Trust	838	$14
Retail Opportunity Investments Corp.	1,439	30
Rexford Industrial Realty, Inc.	1,373	32
RLJ Lodging Trust	6,297	154
Ryman Hospitality Properties, Inc.	4,093	258
Sabra Health Care REIT, Inc.	3,622	89
Select Income REIT	3,415	86
Seritage Growth Properties ‘A’	629	27
Silver Bay Realty Trust Corp.	1,946	33
STAG Industrial, Inc.	423	10
STORE Capital Corp.	1,884	47
Summit Hotel Properties, Inc.	4,835	78
Sunstone Hotel Investors, Inc.	9,208	140
Tier REIT, Inc.	5,626	98
Urban Edge Properties	688	19
Urstadt Biddle Properties, Inc. ‘A’	1,199	29
Washington Prime Group, Inc.	15,008	156
Washington Real Estate Investment Trust	4,263	139
Xenia Hotels & Resorts, Inc.	10,940	213

		6,248

Total Real Estate Investment Trusts (Cost $7,892)		8,689

Total Investments in Securities (Cost $78,261)		101,919

Total Investments 98.4% (Cost $78,261)		$101,919

Other Assets and Liabilities, net 1.6%		1,612

Net Assets 100.0%		$103,531

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Common Stocks
Bermuda
Industrials	$158	$0	$0	$158
United Kingdom
Information Technology	95	0	0	95
United States
Consumer Discretionary	16,905	0	0	16,905
Consumer Staples	3,235	0	0	3,235
Energy	6,599	0	0	6,599
Financials	15,437	0	0	15,437
Health Care	5,768	0	0	5,768

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Industrials	$19,338	$0	$0	$19,338
Information Technology	13,747	0	0	13,747
Materials	7,089	0	0	7,089
Real Estate	204	0	0	204
Telecommunication Services	1,704	0	0	1,704
Utilities	2,951	0	0	2,951
Real Estate Investment Trusts
United States
Financials	2,441	0	0	2,441
Real Estate	6,248	0	0	6,248

Total Investments	$101,919	$0	$0	$101,919

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	61

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and

62	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Fundamental Emerging Markets Fund	Annually	Annually
PIMCO RAE Fundamental Global Fund	Annually	Annually
PIMCO RAE Fundamental Global ex-US Fund	Annually	Annually
PIMCO RAE Fundamental International Fund	Annually	Annually
PIMCO RAE Fundamental US Fund	Annually	Annually
PIMCO RAE Fundamental US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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Notes to Financial Statements (Cont.)

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Funds’ investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

64	PIMCO EQUITY SERIES

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3,

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Notes to Financial Statements (Cont.)

if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE Fundamental US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or

66	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$30,974	$15,590	$(583)	$(21)	$3,430	$49,390	$1,345	$0
PIMCO RAE Fundamental International Fund	106,007	61,538	(744)	(69)	8,962	175,694	3,977	0
PIMCO RAE Fundamental U.S. Fund	145,903	46,525	(40,185)	745	5,037	158,025	3,787	4,600
Totals	$282,884	$123,653	$(41,512)	$655	$17,429	$383,109	$9,109	$4,600

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$14,274	$733	$(1,699)	$(88)	$1,609	$14,829	$400	$0
PIMCO RAE Fundamental International Fund	48,849	2,689	(2,149)	(304)	3,608	52,693	1,184	0
Totals	$63,123	$3,422	$(3,848)	$(392)	$5,217	$67,522	$1,584	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at December 31, 2016 are disclosed in the Notes to Schedules of Investments.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Notes to Financial Statements (Cont.)

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present when investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or

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eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds (or Acquired Funds) may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds). Also, the Fund (or Acquired Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund (or Acquired Funds) in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s (or Acquired Funds’) liquidity and net asset value. Such transactions may also increase the Fund’s (or Acquired Funds’) transaction costs or otherwise cause the Fund (or Acquired Funds) to perform differently than intended. Moreover, the Fund (or Acquired Funds) is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or

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Notes to Financial Statements (Cont.)

the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s (or Acquired Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

70	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	DECEMBER 31, 2016	71

Notes to Financial Statements (Cont.)

Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class A	Class C	Class R
PIMCO RAE Fundamental Emerging Markets Fund	0.50%	0.45%	0.55%	N/A	0.55%	0.55%	N/A
PIMCO RAE Fundamental Global Fund	0.40%	0.30%	0.40%	N/A	0.40%	0.40%	N/A
PIMCO RAE Fundamental Global ex-US Fund	0.40%	0.35%	0.45%	N/A	0.45%	0.45%	N/A
PIMCO RAE Fundamental International Fund	0.30%	0.30%	0.40%	N/A	0.40%	0.40%	N/A
PIMCO RAE Fundamental US Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%	N/A
PIMCO RAE Fundamental US Small Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2016, the Distributor retained $44,078 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual funds operating expenses per share class.

72	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of

Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Wavier Agreement, PIMCO contractually agreed to waive a portion of the Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2017
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2017
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2017
PIMCO RAE Fundamental International Fund	0.10%	10/31/2017
PIMCO RAE Fundamental US Fund	0.10%	10/31/2017
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2017

Amounts waived (under the Expense Limitation Agreement and Fee Waiver Agreement) may be reimbursed to PIMCO, provided that (1) the Fund’s annualized organizational expenses and pro rata share of Trustee Fees plus the amount reimbursed does not exceed the Expense Limit; (2) such amount paid to PIMCO will not exceed the total Reimbursement Amount, which is the portion of the Supervisory and Administrative Fee or Advisory Fee that was waived, reduced or reimbursed by PIMCO; and (3) such amount will not include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2016, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAE Fundamental Emerging Markets Fund	$0	$215	$2,343	$2,558
PIMCO RAE Fundamental Global Fund	0	115	611	726
PIMCO RAE Fundamental Global ex-US Fund	0	134	134	268
PIMCO RAE Fundamental International Fund	0	140	278	418
PIMCO RAE Fundamental US Fund	0	299	586	885
PIMCO RAE Fundamental US Small Fund	0	104	100	204

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Acquired Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Acquired Funds and upon the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through October 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the Investment

Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

SEMIANNUAL REPORT	DECEMBER 31, 2016	73

Notes to Financial Statements (Cont.)

PIMCO has contractually agreed, through October 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$874
PIMCO RAE Fundamental Global ex-US Fund	183

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$280,986	$338,561
PIMCO RAE Fundamental Global Fund	0	0	123,653	41,512
PIMCO RAE Fundamental Global ex-US Fund	0	0	3,422	3,848
PIMCO RAE Fundamental International Fund	0	0	122,048	24,060
PIMCO RAE Fundamental US Fund	0	0	108,698	91,724
PIMCO RAE Fundamental US Small Fund	0	0	24,424	23,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.

74	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

11. SHARES OF BENEFICIAL INTEREST

The Funds may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund				PIMCO RAE Fundamental Global Fund				PIMCO RAE Fundamental Global ex-US Fund
	Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	8,459	$78,821	145,199	$1,158,870	7,820	$75,411	26,449	$244,485	109	$1,026	91	$769
Class P	461	4,493	544	4,321	9	98	5	49	3	29	0	0
Class A	368	3,564	76	655	24	243	32	295	19	176	9	82
Class C	37	360	12	100	42	407	75	678	25	218	41	350
Issued as reinvestment of distributions
Institutional Class	4,256	40,860	422	3,228	1,225	12,217	234	2,108	180	1,683	84	720
Class P	10	91	8	60	1	5	0	0	0	1	0	0
Class A	4	40	0	1	2	17	0	2	0	4	0	0
Class C	1	9	0	0	3	31	0	3	1	12	0	0
Cost of shares redeemed
Institutional Class	(16,321)	(160,646)	(7,631)	(57,799)	(677)	(6,707)	(265)	(2,360)	(286)	(2,566)	(43)	(340)
Class P	(341)	(3,272)	(343)	(2,532)	0	(5)	0	0	0	0	0	0
Class A	(232)	(2,285)	(61)	(504)	(6)	(64)	(2)	(22)	0	0	(9)	(81)
Class C	(11)	(108)	(2)	(13)	(8)	(82)	(5)	(40)	(6)	(52)	(1)	(4)
Net increase (decrease) resulting from Fund share transactions	(3,309)	$(38,073)	138,224	$1,106,387	8,435	$81,571	26,523	$245,198	45	$531	172	$1,496

	PIMCO RAE Fundamental International Fund				PIMCO RAE Fundamental US Fund				PIMCO RAE Fundamental US Small Fund
	Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	7,672	$68,452	17,278	$152,235	6,148	$62,109	19,612	$190,056	221	$2,273	10,568	$96,202
Class P	644	6,039	189	1,661	320	3,326	403	3,819	40	424	171	1,524
Class A	16	140	4	40	221	2,289	445	4,174	231	2,530	216	1,945
Class C	17	159	41	339	307	3,132	199	1,851	17	179	29	255
Issued as reinvestment of distributions
Institutional Class	815	7,429	595	5,154	2,784	28,874	1,786	16,713	106	1,184	200	1,786
Class P	17	152	3	25	29	305	7	64	2	22	0	3
Class A	0	1	0	0	23	236	5	46	4	39	1	5
Class C	1	9	0	2	22	226	1	9	0	3	0	0
Cost of shares redeemed
Institutional Class	(1,382)	(12,393)	(4,401)	(37,347)	(6,008)	(61,663)	(14,734)	(138,985)	(379)	(3,849)	(6,719)	(57,926)
Class P	(76)	(677)	(71)	(585)	(72)	(735)	(67)	(636)	(26)	(266)	(15)	(136)
Class A	0	0	0	(4)	(40)	(408)	(146)	(1,397)	(10)	(106)	(35)	(310)
Class C	(3)	(29)	(6)	(45)	(26)	(261)	(19)	(167)	(3)	(27)	(3)	(28)
Net increase (decrease) resulting from Fund share transactions	7,721	$69,282	13,632	$121,475	3,708	$37,430	7,492	$75,547	203	$2,406	4,413	$43,320

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2016	75

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Non Related Parties	Related Parties	Non Related Parties	Related Parties
PIMCO RAE Fundamental Emerging Markets Fund	0	2	0%	84%
PIMCO RAE Fundamental Global ex-US Fund	2	0	98	0
RAE Fundamental Global Fund	1	0	18	0
PIMCO RAE Fundamental International Fund	0	3	0	79
PIMCO RAE Fundamental US Fund	0	1	0	27
PIMCO RAE Fundamental US Small Fund	2	0	63	0

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1):

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund*	$3,517	$9,617
PIMCO RAE Fundamental Global Fund	0	0
PIMCO RAE Fundamental Global ex-US Fund	225	0
PIMCO RAE Fundamental International Fund	0	0
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

76	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

As of December 31, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
PIMCO RAE Fundamental Emerging Markets Fund	$1,252,611	$265,232	$(25,245)	$239,987
PIMCO RAE Fundamental Global Fund	370,029	13,080	0	13,080
PIMCO RAE Fundamental Global ex-US Fund	71,491	44	(4,013)	(3,969)
PIMCO RAE Fundamental International Fund	310,268	31,780	(6,668)	25,112
PIMCO RAE Fundamental US Fund	455,135	127,218	(9,997)	117,221
PIMCO RAE Fundamental US Small Fund	81,111	23,294	(2,486)	20,808

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(2)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

14. SUBSEQUENT EVENTS

On January 24, 2017, the Board approved the automatic conversion of Class C to Class A shares of the same fund after a ten year holding period for all Funds of the PIMCO Equity Series Trust that offer Class C shares. The conversion feature will be effective on April 1, 2017.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2016	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
GDR	Global Depositary Receipt

Other Abbreviations:
ADR	American Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced
REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

78	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 17, 2016, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund (the “RAE Fundamental Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) between PIMCO, on behalf of the RAE Fundamental Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 17, 2016 meeting.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

SEMIANNUAL REPORT	DECEMBER 31, 2016	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Fundamental Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Fundamental Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Fundamental Funds by, among other things, effecting portfolio transactions on behalf of the RAE Fundamental Funds. The Board also considered information about Parametric’s personnel responsible for providing services under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements, by Research Affiliates under the Sub-Advisory Agreement, and by Parametric under

80	PIMCO EQUITY SERIES

(Unaudited)

the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 17, 2016 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2016, to reduce its advisory fee by amounts shown in the table below:

PIMCO Dividend and Income Fund	0.16%
PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board further noted that the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund, PIMCO U.S. Dividend Fund and PIMCO International Dividend Fund are expected to liquidate on August 26, 2016.

SEMIANNUAL REPORT	DECEMBER 31, 2016	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO did not derive any profit from the Funds during the calendar year ended December 31, 2015, and does not expect to derive any profit from the Funds during the calendar year ended December 31, 2016. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

82	PIMCO EQUITY SERIES

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2016	83

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on August 26, 2016, PIMCO sought approval from shareholders of the PIMCO Dividend and Income Fund to enter into a sub-advisory agreement with Research Affiliates, LLC and a portfolio implementation agreement with Research Affiliates, LLC and Parametric Portfolio Associations, LLC.

The results of the proxy solicitation on the preceding matters were as follows:

PIMCO Equity Series

Proposal 1: To approve a sub-advisory agreement for the Fund

For*	Against*	Abstain*
15,360,763	855,024	944,023

Proposal 2: To approve a portfolio implementation agreement for the Fund

For*	Against*	Abstain*
15,324,472	909,160	956,177

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

84	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4003SAR_123116

PIMCO Equity Series®

Semiannual Report

December 31, 2016

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

Share Classes

∎	Institutional
∎	Administrative
∎	A

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		69
Glossary		90
Approval of Investment Advisory Contract and Other Agreements		91
Results of Proxy Voting		96

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42
PIMCO REALPATH® Blend 2025 Fund	10	45
PIMCO REALPATH® Blend 2030 Fund	12	48
PIMCO REALPATH® Blend 2035 Fund	14	51
PIMCO REALPATH® Blend 2040 Fund	16	54
PIMCO REALPATH® Blend 2045 Fund	18	57
PIMCO REALPATH® Blend 2050 Fund	20	60
PIMCO REALPATH® Blend 2055 Fund	22	63
PIMCO REALPATH® Blend Income Fund	24	66

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed”) interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads tightened and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged, and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the six-month reporting period include:

∎

Global developed market equities experienced strong performance amid a period marked by unconventional central bank policy, the continued recovery in commodity prices and higher sovereign yields. U.S. equities, as represented by the S&P 500 Index, returned 7.82% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Index returned 5.67%, and 14.06% on a USD-hedged basis over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, returned 23.83% over the reporting period, and European equities, as represented by the MSCI Europe Index in EUR, returned 10.58% over the reporting period. Following the surprise outcome of the U.K.’s referendum to leave the European Union and accompanying market volatility in June, developed market equities posted strong gains. Global central banks continued down the path of unconventional monetary policy, as the Bank of Japan adopted a yield-curve targeting framework and the ECB extended its asset purchase program. The rally in developed market equities was further supported by the result of the U.S. presidential election, and the possibility of a new paradigm of stronger growth, higher inflation and higher natural interest rates.

∎

Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 4.49% over the reporting period. Benefits from improving internal and external conditions for many emerging markets economies and the continued recovery in commodity prices offset negative implications of the potential for fiscal stimulus in the U.S., a more hawkish Fed and protectionist trade policies.

2	PIMCO EQUITY SERIES

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 4.11% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increase, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.53% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new / small fund risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, sovereign debt risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual

4	PIMCO EQUITY SERIES

fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility of the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

SEMIANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2016	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	2.62%	9.22%	2.79%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	2.48%	8.95%	2.51%
PIMCO REALPATH® Blend 2020 Fund Class A	2.36%	8.70%	2.31%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	(3.30)%	2.72%	(0.54)%
S&P Target Date 2020 Indexª±	3.31%	7.22%	3.44%
Real Return Target 2020 Index±±	5.95%	2.68%	2.10%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2020 Index to the S&P Target Date 2020 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2020 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2020 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares and 0.89% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	20.6%
PIMCO Income Fund	13.6%
PIMCO Real Return Fund	10.3%
Vanguard Developed Markets Index Fund ‘Admiral’	9.4%
PIMCO Real Return Asset Fund	9.1%
PIMCO High Yield Fund	7.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.8%
PIMCO Total Return Fund	5.9%
PIMCO Long Duration Total Return Fund	4.5%
PIMCO Long-Term Credit Fund	4.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to U.S. long-term Treasury Inflation-Protected Securities (TIPS) detracted from absolute performance, as U.S. long-term TIPS posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	2.83%	9.26%	2.66%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	2.70%	9.00%	2.40%
PIMCO REALPATH® Blend 2025 Fund Class A	2.69%	8.76%	2.18%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(2.93)%	2.76%	(0.66)%
S&P Target Date 2025 Indexª±	4.00%	7.82%	3.70%
Real Return Target 2025 Index±±	5.85%	2.35%	1.92%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2025 Index to the S&P Target Date 2025 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2025 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2025 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.35% for the Institutional Class shares, 0.60% for the Administrative Class shares and 0.85% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	24.1%
Vanguard Developed Markets Index Fund ‘Admiral’	11.6%
PIMCO Real Return Asset Fund	10.4%
PIMCO Income Fund	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.5%
PIMCO High Yield Fund	7.7%
PIMCO Real Return Fund	7.2%
PIMCO Long-Term Credit Fund	5.2%
PIMCO Long Duration Total Return Fund	5.1%
Vanguard Small-Cap Index Fund ‘Admiral’	3.7%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to U.S. long-term Treasury Inflation-Protected Securities (TIPS) detracted from absolute performance, as U.S. long-term TIPS posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	3.89%	10.79%	3.03%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	3.68%	10.58%	2.79%
PIMCO REALPATH® Blend 2030 Fund Class A	3.56%	10.19%	2.48%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(2.09)%	4.16%	(0.37)%
S&P Target Date 2030 Indexª±	4.61%	8.35%	3.93%
Real Return Target 2030 Index±±	5.71%	1.80%	1.63%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2030 Index to the S&P Target Date 2030 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2030 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2030 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares and 0.82% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	28.0%
Vanguard Developed Markets Index Fund ‘Admiral’	13.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.6%
PIMCO Income Fund	8.8%
PIMCO Real Return Asset Fund	8.3%
PIMCO High Yield Fund	7.5%
PIMCO Long-Term Credit Fund	4.1%
PIMCO Long Duration Total Return Fund	4.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.0%
PIMCO Real Return Fund	3.2%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to U.S. long-term Treasury Inflation-Protected Securities (TIPS) detracted from absolute performance, as U.S. long-term TIPS posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	4.44%	11.05%	2.98%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	4.22%	10.68%	2.65%
PIMCO REALPATH® Blend 2035 Fund Class A	4.12%	10.46%	2.48%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(1.65)%	4.44%	(0.37)%
S&P Target Date 2035 Indexª±	5.23%	8.85%	4.15%
Real Return Target 2035 Index±±	5.54%	1.03%	1.23%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2035 Index to the S&P Target Date 2035 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2035 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-deter mined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2035 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.28% for the Institutional Class shares, 0.53% for the Administrative Class shares and 0.78% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	32.2%
Vanguard Developed Markets Index Fund ‘Admiral’	15.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.8%
PIMCO Income Fund	8.1%
PIMCO High Yield Fund	7.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.7%
PIMCO Real Return Asset Fund	4.1%
PIMCO Long Duration Total Return Fund	2.7%
PIMCO Long-Term Credit Fund	2.7%
PIMCO Real Return Fund	2.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to real estate investment trusts (REITs) detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	4.44%	10.65%	3.05%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	4.42%	10.39%	2.81%
PIMCO REALPATH® Blend 2040 Fund Class A	4.29%	10.13%	2.57%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(1.43)%	4.04%	(0.28)%
S&P Target Date 2040 Indexª±	5.68%	9.23%	4.29%
Real Return Target 2040 Index±±	5.33%	0.20%	0.80%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2040 Index to the S&P Target Date 2040 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2040 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2040 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares and 0.75% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	35.0%
Vanguard Developed Markets Index Fund ‘Admiral’	17.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11.9%
PIMCO Income Fund	6.5%
PIMCO High Yield Fund	5.5%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Real Return Fund	2.1%
PIMCO Real Return Asset Fund	2.0%
PIMCO Long Duration Total Return Fund	1.8%
PIMCO Long-Term Credit Fund	1.8%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to real estate investment trusts (REITs) detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	4.56%	10.38%	2.78%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	4.35%	10.04%	2.50%
PIMCO REALPATH® Blend 2045 Fund Class A	4.21%	9.76%	2.26%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(1.52)%	3.68%	(0.59)%
S&P Target Date 2045 Indexª±	6.06%	9.54%	4.41%
Real Return Target 2045 Index±±	5.12%	(0.47)%	0.47%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2045 Index to the S&P Target Date 2045 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2045 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2045 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares and 0.73% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	37.0%
Vanguard Developed Markets Index Fund ‘Admiral’	18.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.0%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Income Fund	4.4%
PIMCO High Yield Fund	3.4%
PIMCO Real Return Asset Fund	2.1%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO Real Return Fund	2.0%
PIMCO Long-Term Credit Fund	1.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to real estate investment trusts (REITs) detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	4.68%	10.31%	2.91%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	4.55%	10.04%	2.65%
PIMCO REALPATH® Blend 2050 Fund Class A	4.43%	9.83%	2.40%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(1.31)%	3.74%	(0.45)%
S&P Target Date 2050 Indexª±	6.40%	9.74%	4.51%
Real Return Target 2050 Index±±	4.87%	(0.98)%	0.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 2050 Index to the S&P Target Date 2050 Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 2050 Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 2050 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	38.9%
Vanguard Developed Markets Index Fund ‘Admiral’	18.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.5%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.6%
PIMCO Real Return Fund	2.1%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO Long-Term Credit Fund	1.5%
PIMCO Long Duration Total Return Fund	1.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to real estate investment trusts (REITs) detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	4.69%	10.30%	2.88%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	4.59%	10.07%	2.62%
PIMCO REALPATH® Blend 2055 Fund Class A	4.31%	9.77%	2.30%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(1.43)%	3.69%	(0.54)%
S&P Target Date 2055+ Indexª±	6.67%	9.94%	4.56%
Real Return Target 40+ Index±±	4.69%	(1.30)%	0.11%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target 40+ Index to the S&P Target Date 2055+ Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target 40+ Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to e.ach asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target 40+ Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

t is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	39.9%
Vanguard Developed Markets Index Fund ‘Admiral’	19.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.7%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO Real Return Fund	2.0%
PIMCO Long-Term Credit Fund	1.6%
PIMCO Long Duration Total Return Fund	1.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to real estate investment trusts (REITs) detracted from absolute performance, as REITs posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO REALPATH® Blend Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path changes over time, generally becoming more conservative as the Fund approaches its target date, and the Fund’s asset allocation is based on the glide path at its target date. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	2.58%	8.90%	2.95%
PIMCO REALPATH® Blend Income Fund Administrative Class	2.56%	8.74%	2.71%
PIMCO REALPATH® Blend Income Fund Class A	2.44%	8.40%	2.48%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(3.22)%	2.47%	(0.37)%
S&P Target Date Retirement Income Indexª±	0.89%	5.01%	2.38%
Real Return Target Today Index±±	6.02%	2.82%	2.17%

All Fund returns are net of fees and expenses.

* Cumulative return.

ª As of June 30, 2016, the Fund’s benchmark was changed from the Real Return Target Today Index to the S&P Target Date Retirement Income Index, which more closely aligns with the Fund’s principal investment strategies. The Real Return Target Today Index was discontinued as of this date.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

±± Real Return Target Today Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares and 0.89% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 12/31/20161§

Vanguard 500 Index Fund ‘Admiral’	19.1%
PIMCO Income Fund	16.7%
PIMCO Real Return Fund	10.1%
PIMCO Total Return Fund	9.1%
Vanguard Developed Markets Index Fund ‘Admiral’	8.2%
PIMCO High Yield Fund	7.7%
PIMCO Real Return Asset Fund	7.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.0%
PIMCO Long-Term Credit Fund	3.5%
PIMCO Long Duration Total Return Fund	3.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed ex-U.S. equities benefited absolute performance, as developed ex-U.S. equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries detracted from absolute performance, as U.S. long-term Treasuries posted negative returns.

»	Exposure to U.S. core fixed income detracted from absolute performance, as U.S. core fixed income posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2016	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$1,026.20	$0.21	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,024.80	1.50	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,023.60	2.78	1,000.00	1,022.73	2.78	0.54
PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,028.30	$0.21	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,027.00	1.50	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,026.90	2.79	1,000.00	1,022.73	2.78	0.54
PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,038.90	$0.26	$1,000.00	$1,025.22	$0.26	0.05%
Administrative Class	1,000.00	1,036.80	1.56	1,000.00	1,023.95	1.55	0.30
Class A	1,000.00	1,035.60	2.85	1,000.00	1,022.68	2.83	0.55
PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,044.40	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,042.20	1.61	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,041.20	2.91	1,000.00	1,022.63	2.89	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,044.40	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,044.20	1.61	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,042.90	2.91	1,000.00	1,022.63	2.89	0.56
PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,045.60	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,043.50	1.61	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,042.10	2.91	1,000.00	1,022.63	2.89	0.56
PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,046.80	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,045.50	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,044.30	2.92	1,000.00	1,022.63	2.89	0.56
PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,046.90	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,045.90	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,043.10	2.92	1,000.00	1,022.63	2.89	0.56
PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,025.80	$0.21	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,025.60	1.50	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,024.40	2.79	1,000.00	1,022.73	2.78	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2016	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.90	$0.16	$0.10	$0.26	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.90	0.15	0.10	0.25	(0.15)	0.00	0.00	(0.15)
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.91	0.14	0.09	0.23	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.85	$0.16	$0.12	$0.28	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.85	0.15	0.12	0.27	(0.15)	0.00	0.00	(0.15)
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.85	0.13	0.13	0.26	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.87	$0.16	$0.22	$0.38	$(0.22)	$0.00	$0.00	$(0.22)
06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.88	0.16	0.20	0.36	(0.21)	0.00	0.00	(0.21)
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.87	0.15	0.20	0.35	(0.21)	0.00	0.00	(0.21)
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.83	$0.15	$0.29	$0.44	$(0.19)	$0.00	$0.00	$(0.19)
06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.83	0.13	0.28	0.41	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.88	0.14	0.27	0.41	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Net Investment Income		Portfolio Turnover Rate

$10.00	2.62%	$5,099	0.04	%*	0.05	%*	3.18	%*	6%
9.90	2.77	4,152	0.03		0.03		3.28		45
9.97	0.19	3,007	0.03	*	0.57	*	2.20	*	5

10.00	2.48	11	0.29	*	0.30	*	2.87	*	6
9.90	2.45	10	0.28		0.28		3.01		45
9.97	0.08	10	0.28	*	0.82	*	1.92	*	5

10.01	2.36	10	0.54	*	0.55	*	2.65	*	6
9.91	2.29	10	0.53		0.53		2.81		45
9.97	(0.03)	10	0.53	*	1.07	*	1.70	*	5

$9.97	2.83%	$4,102	0.04	%*	0.05	%*	3.13	%*	5%
9.85	2.10	3,395	0.03		0.03		3.32		59
9.99	0.39	3,026	0.03	*	0.57	*	2.38	*	5

9.97	2.70	16	0.29	*	0.30	*	2.84	*	5
9.85	1.81	16	0.28		0.28		2.96		59
9.99	0.30	15	0.28	*	0.82	*	2.20	*	5

9.98	2.69	39	0.54	*	0.55	*	2.63	*	5
9.85	1.50	27	0.53		0.53		2.49		59
9.99	0.17	11	0.53	*	1.07	*	1.92	*	5

$10.03	3.89%	$7,278	0.05	%*	0.06	%*	3.02	%*	5%
9.87	1.67	6,409	0.04		0.04		3.22		65
10.00	0.49	3,015	0.04	*	0.58	*	2.55	*	6

10.03	3.68	34	0.30	*	0.31	*	3.03	*	5
9.88	1.52	23	0.29		0.29		3.05		65
10.00	0.37	10	0.29	*	0.83	*	2.30	*	6

10.01	3.56	56	0.55	*	0.56	*	2.84	*	5
9.87	1.15	13	0.54		0.54		2.74		65
10.00	0.27	10	0.54	*	1.08	*	2.04	*	6

$10.08	4.44%	$6,472	0.06	%*	0.07	%*	2.83	%*	5%
9.83	0.64	5,958	0.05		0.05		3.05		56
10.04	0.89	3,027	0.05	*	0.58	*	2.48	*	6

10.07	4.22	21	0.31	*	0.32	*	2.61	*	5
9.83	0.34	10	0.30		0.30		2.69		56
10.04	0.77	10	0.30	*	0.83	*	2.22	*	6

10.12	4.12	147	0.56	*	0.57	*	2.61	*	5
9.88	0.21	10	0.55		0.55		2.10		56
10.03	0.65	22	0.55	*	1.08	*	2.33	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2016	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.84	$0.14	$0.30	$0.44	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.83	0.13	0.30	0.43	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.83	0.11	0.31	0.42	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.79	$0.13	$0.32	$0.45	$(0.15)	$0.00	$0.00	$(0.15)
06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.79	0.14	0.29	0.43	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.80	0.11	0.30	0.41	(0.12)	0.00	0.00	(0.12)
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.82	$0.13	$0.33	$0.46	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.82	0.12	0.33	0.45	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.80	0.10	0.33	0.43	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.80	$0.13	$0.33	$0.46	$(0.15)	$0.00	$0.00	$(0.15)
06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.80	0.15	0.30	0.45	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.79	0.08	0.34	0.42	(0.12)	0.00	0.00	(0.12)
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Net Investment Income		Portfolio Turnover Rate

$10.12	4.44%	$3,963	0.06	%*	0.07	%*	2.69	%*	4%
9.84	0.48	3,509	0.05		0.05		2.90		43
10.07	1.19	3,036	0.05	*	0.58	*	2.39	*	6

10.12	4.42	48	0.31	*	0.32	*	2.44	*	4
9.83	0.14	36	0.30		0.30		2.89		43
10.07	1.08	12	0.30	*	0.83	*	2.20	*	6

10.12	4.29	31	0.56	*	0.57	*	2.17	*	4
9.83	(0.10)	30	0.55		0.55		2.63		43
10.07	0.98	11	0.55	*	1.08	*	1.93	*	6

$10.09	4.56%	$3,784	0.06	%*	0.07	%*	2.56	%*	4%
9.79	(0.45)	3,415	0.05		0.05		2.84		41
10.10	1.48	3,044	0.05	*	0.58	*	2.37	*	6

10.08	4.35	80	0.31	*	0.32	*	2.80	*	4
9.79	(0.63)	39	0.30		0.30		2.55		41
10.09	1.33	39	0.30	*	0.83	*	2.69	*	6

10.09	4.21	16	0.56	*	0.57	*	2.14	*	4
9.80	(0.81)	10	0.55		0.55		2.31		41
10.09	1.16	10	0.55	*	1.08	*	1.86	*	6

$10.12	4.68%	$4,438	0.06	%*	0.07	%*	2.55	%*	4%
9.82	(0.40)	3,934	0.05		0.05		2.86		38
10.11	1.59	3,046	0.05	*	0.58	*	2.39	*	6

10.12	4.55	14	0.31	*	0.32	*	2.26	*	4
9.82	(0.60)	13	0.30		0.30		2.53		38
10.10	1.39	14	0.30	*	0.83	*	2.33	*	6

10.10	4.43	114	0.56	*	0.57	*	2.01	*	4
9.80	(0.89)	110	0.55		0.55		2.47		38
10.10	1.31	15	0.55	*	1.08	*	2.05	*	6

$10.11	4.69%	$3,654	0.06	%*	0.07	%*	2.53	%*	3%
9.80	(0.47)	3,388	0.05		0.05		2.83		38
10.11	1.58	3,048	0.05	*	0.58	*	2.39	*	5

10.11	4.59	63	0.31	*	0.32	*	2.82	*	3
9.80	(0.77)	11	0.30		0.30		2.54		38
10.11	1.47	11	0.30	*	0.83	*	2.18	*	5

10.09	4.31	22	0.56	*	0.57	*	1.56	*	3
9.79	(0.94)	60	0.55		0.55		2.29		38
10.09	1.28	66	0.55	*	1.08	*	2.53	*	5

SEMIANNUAL REPORT	DECEMBER 31, 2016	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend Income Fund
Institutional Class
07/01/2016 - 12/31/2016+	$9.92	$0.17	$0.09	$0.26	$(0.17)	$0.00	$0.00	$(0.17)
06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2016 - 12/31/2016+	9.92	0.15	0.10	0.25	(0.15)	0.00	0.00	(0.15)
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2016 - 12/31/2016+	9.91	0.14	0.10	0.24	(0.14)	0.00	0.00	(0.14)
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Net Investment Income		Portfolio Turnover Rate

$10.01	2.58%	$3,596	0.04	%*	0.05	%*	3.22	%*	3%
9.92	3.33	3,317	0.03		0.03		3.34		41
9.95	(0.02)	3,035	0.03	*	0.56	*	2.03	*	4

10.02	2.56	51	0.29	*	0.30	*	2.96	*	3
9.92	3.08	50	0.28		0.28		2.95		41
9.94	(0.21)	14	0.28	*	0.81	*	1.84	*	4

10.01	2.44	76	0.54	*	0.55	*	2.73	*	3
9.91	2.75	70	0.53		0.53		2.84		41
9.94	(0.22)	73	0.53	*	1.06	*	2.61	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2016	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$1,988	$1,920	$4,017	$4,117
Investments in Affiliates	2,996	2,095	3,312	2,402
Financial Derivative Instruments
Exchange-traded or centrally cleared	1	1	0	0
Over the counter	7	7	18	22
Cash	148	154	85	186
Receivable for investments sold	72	88	143	96
Receivable for investments in Affiliates sold	44	0	0	10
Receivable for Fund shares sold	1	0	1	0
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	9	7	10	7
Reimbursement receivable from PIMCO	1	0	0	0
Total Assets	5,267	4,272	7,586	6,840

Liabilities:
Payable for investments purchased	$0	$0	$0	$8
Payable for investments in Affiliates purchased	147	115	217	191
Other liabilities	0	0	1	1
Total Liabilities	147	115	218	200

Net Assets	$5,120	$4,157	$7,368	$6,640

Net Assets Consist of:
Paid in capital	$5,056	$4,179	$7,018	$6,334
Undistributed (overdistributed) net investment income	(2)	(8)	(21)	(3)
Accumulated undistributed net realized (loss)	(32)	(68)	(28)	(47)
Net unrealized appreciation	98	54	399	356

Net Assets	$5,120	$4,157	$7,368	$6,640

Cost of investments in securities	$1,886	$1,839	$3,668	$3,812
Cost of investments in Affiliates	$3,004	$2,126	$3,280	$2,374
Cost or premiums of financial derivative instruments, net	$4	$4	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$2,714	$2,763	$3,347	$2,763	$1,336
1,211	1,010	1,039	782	2,339

0	0	0	0	1
15	14	16	13	4
122	103	170	191	40
33	36	24	8	13
8	0	0	0	0
1	0	2	0	0
0	0	1	0	1
4	3	3	2	7
0	0	0	1	0
4,108	3,929	4,602	3,760	3,741

$6	$6	$15	$14	$0
59	43	21	7	18
1	0	0	0	0
66	49	36	21	18

$4,042	$3,880	$4,566	$3,739	$3,723

$3,962	$3,831	$4,460	$3,686	$3,706
1	4	4	4	(6)
(35)	(45)	(42)	(41)	(14)
114	90	144	90	37

$4,042	$3,880	$4,566	$3,739	$3,723

$2,610	$2,675	$3,208	$2,672	$1,282
$1,216	$1,022	$1,049	$796	$2,357
$0	$0	$0	$0	$4

SEMIANNUAL REPORT	DECEMBER 31, 2016	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:
Institutional Class	$5,099	$4,102	$7,278	$6,472
Administrative Class	11	16	34	21
Class A	10	39	56	147

Shares Issued and Outstanding:
Institutional Class	510	411	726	642
Administrative Class	1	2	3	2
Class A	1	4	6	15

Net Asset Value Per Share Outstanding:
Institutional Class	$10.00	$9.97	$10.03	$10.08
Administrative Class	10.00	9.97	10.03	10.07
Class A	10.01	9.98	10.01	10.12

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$3,963	$3,784	$4,438	$3,654	$3,596
48	80	14	63	51
31	16	114	22	76

391	375	439	362	359
5	8	1	6	5
3	2	11	2	8

$10.12	$10.09	$10.12	$10.11	$10.01
10.12	10.08	10.12	10.11	10.02
10.12	10.09	10.10	10.09	10.01

SEMIANNUAL REPORT	DECEMBER 31, 2016	37

Statements of Operations

Six Months Ended December 31, 2016
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:
Dividends	$23	$24	$49	$50
Dividends from Investments in Affiliates	53	41	59	44
Total Income	76	65	108	94

Expenses:
Investment advisory fees	0	0	1	1
Supervisory and administrative fees	1	1	1	1
Trustee fees	0	0	0	1
Total Expenses	1	1	2	3
Waiver and/or Reimbursement by PIMCO	0	0	(1)	0
Net Expenses	1	1	1	3

Net Investment Income	75	64	107	91

Net Realized Gain (Loss):
Investments in securities	2	1	8	4
Investments in Affiliates	(4)	0	0	0
Net capital gain distributions received from Affiliate investments	8	7	9	5
Exchange-traded or centrally cleared financial derivative instruments	(8)	(9)	(4)	(5)
Over the counter financial derivative instruments	(5)	(7)	(13)	(14)

Net Realized Gain (Loss)	(7)	(8)	0	(10)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	94	94	194	206
Investments in Affiliates	(56)	(47)	(55)	(20)
Exchange-traded or centrally cleared financial derivative instruments	1	2	4	5
Over the counter financial derivative instruments	0	(1)	(4)	(6)

Net Change in Unrealized Appreciation	39	48	139	185

Net Increase in Net Assets Resulting from Operations	$107	$104	$246	$266

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$32	$33	$40	$34	$16
21	16	18	14	44
53	49	58	48	60

1	1	1	1	0
0	0	1	1	1
0	0	0	0	0
1	1	2	2	1
0	0	0	0	0
1	1	2	2	1

52	48	56	46	59

1	0	(1)	0	1
0	0	0	0	0
2	2	3	2	5
(4)	(4)	(4)	(4)	(8)
(10)	(10)	(11)	(9)	(3)

(11)	(12)	(13)	(11)	(5)

134	138	165	139	67
(11)	(13)	(14)	(12)	(32)
3	3	3	3	1
(2)	(3)	(4)	(4)	0

124	125	150	126	36

$165	$161	$193	$161	$90

SEMIANNUAL REPORT	DECEMBER 31, 2016	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Increase in Net Assets from:

Operations:
Net investment income	$75	$111	$64	$112	$107	$134	$91	$127
Net realized gain (loss)	(7)	(39)	(8)	(82)	0	(41)	(10)	(55)
Net change in unrealized appreciation (depreciation)	39	89	48	34	139	289	185	189

Net Increase (Decrease) in Net Assets Resulting from Operations	107	161	104	64	246	382	266	261

Distributions to Shareholders:
From net investment income
Institutional Class	(77)	(110)	(64)	(115)	(158)	(109)	(117)	(104)
Administrative Class	0	0	0	0	(1)	0	0	0
Class A	0	0	(1)	0	(1)	0	(2)	0
From net realized capital gains
Institutional Class	0	(7)	0	(7)	0	(9)	0	(10)
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0

Total Distributions(a)	(77)	(117)	(65)	(122)	(160)	(118)	(119)	(114)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	918	1,101	680	444	837	3,146	515	2,772

Total Increase in Net Assets	948	1,145	719	386	923	3,410	662	2,919

Net Assets:
Beginning of year or period	4,172	3,027	3,438	3,052	6,445	3,035	5,978	3,059
End of year or period*	$5,120	$4,172	$4,157	$3,438	$7,368	$6,445	$6,640	$5,978

* Including undistributed (overdistributed) net investment income of:	$(2)	$0	$(8)	$(7)	$(21)	$32	$(3)	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016	For the Period July 1, 2016 - December 31, 2016 (Unaudited)	Year Ended June 30, 2016

$52	$90	$48	$87	$56	$91	$46	$85	$59	$105
(11)	(43)	(12)	(53)	(13)	(48)	(11)	(50)	(5)	(26)
124	(4)	125	(36)	150	(9)	126	(39)	36	36

165	43	161	(2)	193	34	161	(4)	90	115

(60)	(77)	(54)	(73)	(68)	(72)	(53)	(71)	(58)	(103)
(1)	(1)	(1)	(1)	0	0	(1)	0	(1)	0
0	(1)	0	0	(1)	(2)	0	(1)	(1)	(2)

0	(9)	0	(9)	0	(8)	0	(9)	0	(5)
0	0	0	0	0	0	0	0	0	(3)
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

(61)	(88)	(55)	(83)	(69)	(82)	(54)	(81)	(60)	(113)

363	561	310	456	385	1,030	173	419	256	313

467	516	416	371	509	982	280	334	286	315

3,575	3,059	3,464	3,093	4,057	3,075	3,459	3,125	3,437	3,122
$4,042	$3,575	$3,880	$3,464	$4,566	$4,057	$3,739	$3,459	$3,723	$3,437

$1	$10	$4	$11	$4	$17	$4	$12	$(6)	$(5)

SEMIANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 38.9%

MUTUAL FUNDS 38.9%
Vanguard 500 Index Fund ‘Admiral’	4,968	$1,026
Vanguard Developed Markets Index Fund ‘Admiral’	40,108	471
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11,328	337
Vanguard Small-Cap Index Fund ‘Admiral’	2,496	154

Total Mutual Funds (Cost $1,886)		1,988

Total Investments in Securities (Cost $1,886)		1,988

INVESTMENTS IN AFFILIATES 58.5%

MUTUAL FUNDS (a) 56.5%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	11,722	123
PIMCO High Yield Fund	43,759	386
PIMCO Income Fund	56,147	677
PIMCO Long Duration Total Return Fund	21,705	226
PIMCO Long-Term Credit Fund	19,806	226
PIMCO Real Return Asset Fund	55,641	453

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	46,952	$513
PIMCO Total Return Fund	29,114	292

Total Mutual Funds (Cost $2,904)		2,896

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III	10,160	100

Total Short-Term Instruments (Cost $100)		100

Total Investments in Affiliates (Cost $3,004)		2,996

Total Investments 97.4% (Cost $4,890)		$4,984

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $4)		8

Other Assets and Liabilities, net 2.5%		128

Net Assets 100.0%		$5,120

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	1	$2	$0
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	1	3	1

				$5	$1

Total Purchased Options				$5	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	1	$(1)	$0

Total Written Options				$(1)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(4)	$(1)	$0	$4	$0	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	14	1-Month USD-LIBOR plus a specified spread	04/06/2017	$126	$0	$6	$6	$0
CBK	Receive	BCOMTR Index	368	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	64	0	1	1	0
JPM	Receive	BCOMTR Index	200	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	35	0	0	0	0

							$0	$7	$7	$0

Total Swap Agreements							$0	$7	$7	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$7	$7	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$6	$0	$0	$7

	$1	$0	$7	$0	$0	$8

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

December 31, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	4	0	0	4

	$0	$0	$(8)	$0	$0	$(8)

Over the counter
Swap Agreements	$(2)	$0	$(3)	$0	$0	$(5)

	$(2)	$0	$(11)	$0	$0	$(13)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3	$0	$0	$3
Written Options	0	0	(2)	0	0	(2)

	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$(1)	$0	$0	$0

	$1	$0	$0	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$1,988	$0	$0	$1,988

	$1,988	$0	$0	$1,988

Investments in Affiliates, at Value
Mutual Funds	2,896	0	0	2,896
Short-Term Instruments
Central Funds Used for Cash Management Purposes	100	0	0	100

	$2,996	$0	$0	$2,996

Total Investments	$4,984	$0	$0	$4,984

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	7	0	7

	$0	$8	$0	$8

Total Financial Derivative Instruments	$0	$8	$0	$8

Totals	$4,984	$8	$0	$4,992

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 46.2%

MUTUAL FUNDS 46.2%
Vanguard 500 Index Fund ‘Admiral’	4,675	$966
Vanguard Developed Markets Index Fund ‘Admiral’	39,663	465
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11,433	340
Vanguard Small-Cap Index Fund ‘Admiral’	2,407	149

Total Mutual Funds (Cost $1,839)		1,920

Total Investments in Securities (Cost $1,839)		1,920

INVESTMENTS IN AFFILIATES 50.4%

MUTUAL FUNDS (a) 48.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5,555	58
PIMCO High Yield Fund	35,281	311
PIMCO Income Fund	33,868	409
PIMCO Long Duration Total Return Fund	19,661	205
PIMCO Long-Term Credit Fund	18,107	207
PIMCO Real Return Asset Fund	51,335	418

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	26,681	$291
PIMCO Total Return Fund	9,542	96

Total Mutual Funds (Cost $2,026)		1,995

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio III	10,160	100

Total Short-Term Instruments (Cost $100)		100

Total Investments in Affiliates (Cost $2,126)		2,095

Total Investments 96.6% (Cost $3,965)		$4,015

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $4)		8

Other Assets and Liabilities, net 3.2%		134

Net Assets 100.0%		$4,157

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	1	$2	$0
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	1	3	1

				$5	$1

Total Purchased Options				$5	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	1	$(1)	$0

Total Written Options				$(1)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	4	1	0	(4)	0	1
Premiums	$(10)	$(1)	$0	$10	$0	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	16	1-Month USD-LIBOR plus a specified spread	04/06/2017	$144	$0	$6	$6	$0
CBK	Receive	BCOMTR Index	439	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	77	0	1	1	0
JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	7	0	0	0	0

							$0	$7	$7	$0

Total Swap Agreements							$0	$7	$7	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$7	$7	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$6	$0	$0	$7

	$1	$0	$7	$0	$0	$8

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(19)	$0	$0	$(19)
Written Options	0	0	10	0	0	10

	$0	$0	$(9)	$0	$0	$(9)

Over the counter
Swap Agreements	$(1)	$0	$(6)	$0	$0	$(7)

	$(1)	$0	$(15)	$0	$0	$(16)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10
Written Options	0	0	(8)	0	0	(8)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$0	$0	$(1)	$0	$0	$(1)

	$0	$0	$1	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$1,920	$0	$0	$1,920

	$1,920	$0	$0	$1,920

Investments in Affiliates, at Value
Mutual Funds	1,995	0	0	1,995
Short-Term Instruments
Central Funds Used for Cash Management Purposes	100	0	0	100

	$2,095	$0	$0	$2,095

Total Investments	$4,015	$0	$0	$4,015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over The Counter	0	7	0	7

	$0	$8	$0	$8

Total Financial Derivative Instruments	$0	$8	$0	$8

Totals	$4,015	$8	$0	$4,023

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 54.5%

MUTUAL FUNDS 54.5%
Vanguard 500 Index Fund ‘Admiral’	9,920	$2,049
Vanguard Developed Markets Index Fund ‘Admiral’	82,905	973
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	23,587	703
Vanguard Small-Cap Index Fund ‘Admiral’	4,721	292

Total Mutual Funds (Cost $3,668)		4,017

Total Investments in Securities (Cost $3,668)		4,017

INVESTMENTS IN AFFILIATES 45.0%

MUTUAL FUNDS (a) 38.1%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,907	72
PIMCO High Yield Fund	62,407	550
PIMCO Income Fund	53,331	643
PIMCO Long Duration Total Return Fund	29,108	303
PIMCO Long-Term Credit Fund	26,558	304
PIMCO Real Return Asset Fund	74,607	607

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	21,625	$236
PIMCO Total Return Fund	8,833	89

Total Mutual Funds (Cost $2,772)		2,804

SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%
PIMCO Short-Term Floating NAV Portfolio III	51,407	508

Total Short-Term Instruments (Cost $508)		508

Total Investments in Affiliates (Cost $3,280)		3,312

Total Investments 99.5% (Cost $6,948)		$7,329

Financial Derivative Instruments (b) 0.2% (Cost or Premiums, net $0)		18

Other Assets and Liabilities, net 0.3%		21

Net Assets 100.0%		$7,368

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	0	0	(2)	0	0
Premiums	$(4)	$0	$0	$4	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	41	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 368	$0	$17	$17	$0
CBK	Receive	BCOMTR Index	254	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	44	0	0	0	0
JPM	Receive	BCOMTR Index	574	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	101	0	1	1	0

							$0	$18	$18	$0

Total Swap Agreements							$0	$18	$18	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$17	$17	$0	$0	$0	$0	$17	$0	$17
JPM	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$18	$18	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$17	$0	$0	$18

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(8)	$0	$0	$(8)
Written Options	0	0	4	0	0	4

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(2)	$0	$(11)	$0	$0	$(13)

	$(2)	$0	$(15)	$0	$0	$(17)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(4)	0	0	(4)

	$0	$0	$4	$0	$0	$4

Over the counter
Swap Agreements	$1	$0	$(5)	$0	$0	$(4)

	$1	$0	$(1)	$0	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$4,017	$0	$0	$4,017

	$4,017	$0	$0	$4,017

Investments in Affiliates, at Value
Mutual Funds	2,804	0	0	2,804
Short-Term Instruments
Central Funds Used for Cash Management Purposes	508	0	0	508

	$3,312	$0	$0	$3,312

Total Investments	$7,329	$0	$0	$7,329

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$18	$0	$18

Totals	$7,329	$18	$0	$7,347

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.0%

MUTUAL FUNDS 62.0%
Vanguard 500 Index Fund ‘Admiral’	10,160	$2,099
Vanguard Developed Markets Index Fund ‘Admiral’	86,078	1,010
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	23,634	704
Vanguard Small-Cap Index Fund ‘Admiral’	4,919	304

Total Mutual Funds (Cost $3,812)		4,117

Total Investments in Securities (Cost $3,812)		4,117

INVESTMENTS IN AFFILIATES 36.2%

MUTUAL FUNDS (a) 28.6%
PIMCO Emerging Local Bond Fund	5,761	40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5,788	60
PIMCO High Yield Fund	52,170	460
PIMCO Income Fund	43,661	527
PIMCO Long Duration Total Return Fund	16,639	173
PIMCO Long-Term Credit Fund	15,181	173

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	32,767	$267
PIMCO Real Return Fund	12,196	133
PIMCO Total Return Fund	6,499	65

Total Mutual Funds (Cost $1,870)		1,898

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III	50,955	504

Total Short-Term Instruments (Cost $504)		504

Total Investments in Affiliates (Cost $2,374)		2,402

Total Investments 98.2% (Cost $6,186)		$6,519

Financial Derivative Instruments (b) 0.3% (Cost or Premiums, net $0)		22

Other Assets and Liabilities, net 1.5%		99

Net Assets 100.0%		$6,640

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	3	0	0	(3)	0	0
Premiums	$(12)	$0	$0	$12	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	51	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 458	$0	$21	$21	$0
CBK	Receive	BCOMTR Index	402	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	71	0	1	1	0
JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	59	0	0	0	0

							$0	$22	$22	$0

Total Swap Agreements							$0	$22	$22	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$21	$21	$0	$0	$0	$0	$21	$0	$21
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$22	$22	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$21	$0	$0	$22

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	12	0	0	12

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(2)	$0	$(12)	$0	$0	$(14)

	$(2)	$0	$(17)	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$16	$0	$0	$16
Written Options	0	0	(11)	0	0	(11)

	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$1	$0	$(7)	$0	$0	$(6)

	$1	$0	$(2)	$0	$0	$(1)

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$4,117	$0	$0	$4,117

	$4,117	$0	$0	$4,117

Investments in Affiliates, at Value
Mutual Funds	1,898	0	0	1,898
Short-Term Instruments
Central Funds Used for Cash Management Purposes	504	0	0	504

	$2,402	$0	$0	$2,402

Total Investments	$6,519	$0	$0	$6,519

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over The Counter	$0	$22	$0	$22

Totals	$6,519	$22	$0	$6,541

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.1%

MUTUAL FUNDS 67.1%
Vanguard 500 Index Fund ‘Admiral’	6,652	$1,374
Vanguard Developed Markets Index Fund ‘Admiral’	57,222	672
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,744	469
Vanguard Small-Cap Index Fund ‘Admiral’	3,228	199

Total Mutual Funds (Cost $2,610)		2,714

Total Investments in Securities (Cost $2,610)		2,714

INVESTMENTS IN AFFILIATES 30.0%

MUTUAL FUNDS (a) 22.5%
PIMCO Emerging Local Bond Fund	9,346	65
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,698	39
PIMCO High Yield Fund	24,389	215
PIMCO Income Fund	21,191	255
PIMCO Long Duration Total Return Fund	6,625	69
PIMCO Long-Term Credit Fund	6,045	69

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	9,561	$78
PIMCO Real Return Fund	7,424	81
PIMCO Total Return Fund	3,800	38

Total Mutual Funds (Cost $914)		909

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio III	30,532	302

Total Short-Term Instruments (Cost $302)		302

Total Investments in Affiliates (Cost $1,216)		1,211

Total Investments 97.1% (Cost $3,826)		$3,925

Financial Derivative Instruments (b) 0.4% (Cost or Premiums, net $0)		15

Other Assets and Liabilities, net 2.5%		102

Net Assets 100.0%		$4,042

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	0	0	(2)	0	0
Premiums	$(6)	$0	$0	$6	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	35	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 314	$0	$14	$14	$0
CBK	Receive	BCOMTR Index	393	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	69	0	1	1	0
JPM	Receive	BCOMTR Index	48	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	8	0	0	0	0

							$0	$15	$15	$0

Total Swap Agreements							$0	$15	$15	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$14	$14	$0	$0	$0	$0	$14	$0	$14
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$15	$15	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$14	$0	$0	$15

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(1)	$0	$(9)	$0	$0	$(10)

	$(1)	$0	$(13)	$0	$0	$(14)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$1	$0	$(3)	$0	$0	$(2)

	$1	$0	$0	$0	$0	$1

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	55

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$2,714	$0	$0	$2,714

	$2,714	$0	$0	$2,714

Investments in Affiliates, at Value
Mutual Funds	909	0	0	909
Short-Term Instruments
Central Funds Used for Cash Management Purposes	302	0	0	302

	$1,211	$0	$0	$1,211

Total Investments	$3,925	$0	$0	$3,925

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$15	$0	$15

Totals	$3,925	$15	$0	$3,940

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.2%

MUTUAL FUNDS 71.2%
Vanguard 500 Index Fund ‘Admiral’	6,761	$1,396
Vanguard Developed Markets Index Fund ‘Admiral’	58,256	684
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	16,421	489
Vanguard Small-Cap Index Fund ‘Admiral’	3,136	194

Total Mutual Funds (Cost $2,675)		2,763

Total Investments in Securities (Cost $2,675)		2,763

INVESTMENTS IN AFFILIATES 26.0%

MUTUAL FUNDS (a) 18.2%
PIMCO Emerging Local Bond Fund	10,935	76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,447	36
PIMCO High Yield Fund	14,578	128
PIMCO Income Fund	13,885	168
PIMCO Long Duration Total Return Fund	5,334	56
PIMCO Long-Term Credit Fund	5,000	57

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	9,594	$78
PIMCO Real Return Fund	6,785	74
PIMCO Total Return Fund	3,501	35

Total Mutual Funds (Cost $720)		708

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%
PIMCO Short-Term Floating NAV Portfolio III	30,528	302

Total Short-Term Instruments (Cost $302)		302

Total Investments in Affiliates (Cost $1,022)		1,010

Total Investments 97.2% (Cost $3,697)		$3,773

Financial Derivative Instruments (b) 0.4% (Cost or Premiums, net $0)		14

Other Assets and Liabilities, net 2.4%		93

Net Assets 100.0%		$3,880

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	0	0	(2)	0	0
Premiums	$(6)	$0	$0	$6	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	33	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 297	$0	$13	$13	$0
CBK	Receive	BCOMTR Index	424	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	74	0	1	1	0

							$0	$14	$14	$0

Total Swap Agreements							$0	$14	$14	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	57

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$13	$13	$0	$0	$0	$0	$13	$0	$13
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$14	$14	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$13	$0	$0	$14

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(1)	$0	$(9)	$0	$0	$(10)

	$(1)	$0	$(13)	$0	$0	$(14)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$0	$0	$(3)	$0	$0	$(3)

	$0	$0	$0	$0	$0	$0

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$2,763	$0	$0	$2,763

	$2,763	$0	$0	$2,763

Investments in Affiliates, at Value
Mutual Funds	708	0	0	708
Short-Term Instruments
Central Funds Used for Cash Management Purposes	302	0	0	302

	$1,010	$0	$0	$1,010

Total Investments	$3,773	$0	$0	$3,773

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over The Counter	$0	$14	$0	$14

Totals	$3,773	$14	$0	$3,787

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	59

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.3%

MUTUAL FUNDS 73.3%
Vanguard 500 Index Fund ‘Admiral’	8,263	$1,707
Vanguard Developed Markets Index Fund ‘Admiral’	70,108	823
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	19,936	593
Vanguard Small-Cap Index Fund ‘Admiral’	3,628	224

Total Mutual Funds (Cost $3,208)		3,347

Total Investments in Securities (Cost $3,208)		3,347

INVESTMENTS IN AFFILIATES 22.8%

MUTUAL FUNDS (a) 16.2%
PIMCO Emerging Local Bond Fund	13,032	91
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,963	41
PIMCO High Yield Fund	12,788	113
PIMCO Income Fund	13,097	158
PIMCO Long Duration Total Return Fund	6,356	66
PIMCO Long-Term Credit Fund	5,852	67

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	7,895	$64
PIMCO Real Return Fund	8,388	92
PIMCO Total Return Fund	4,478	45

Total Mutual Funds (Cost $747)		737

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%
PIMCO Short-Term Floating NAV Portfolio III	30,567	302

Total Short-Term Instruments (Cost $302)		302

Total Investments in Affiliates (Cost $1,049)		1,039

Total Investments 96.1% (Cost $4,257)		$4,386

Financial Derivative Instruments (b) 0.4% (Cost or Premiums, net $0)		16

Other Assets and Liabilities, net 3.5%		164

Net Assets 100.0%		$4,566

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	0	0	(2)	0	0
Premiums	$(6)	$0	$0	$6	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	39	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 350	$0	$15	$15	$0
CBK	Receive	BCOMTR Index	497	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	87	0	1	1	0

							$0	$16	$16	$0

Total Swap Agreements							$0	$16	$16	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$15	$15	$0	$0	$0	$0	$15	$0	$15
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$16	$16	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$15	$0	$0	$16

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(2)	$0	$(9)	$0	$0	$(11)

	$(2)	$0	$(13)	$0	$0	$(15)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

	$0	$0	$(1)	$0	$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	61

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$3,347	$0	$0	$3,347

	$3,347	$0	$0	$3,347

Investments in Affiliates, at Value
Mutual Funds	737	0	0	737
Short-Term Instruments
Central Funds Used for Cash Management Purposes	302	0	0	302

	$1,039	$0	$0	$1,039

Total Investments	$4,386	$0	$0	$4,386

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over The Counter	$0	$16	$0	$16

Totals	$4,386	$16	$0	$4,402

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.9%

MUTUAL FUNDS 73.9%
Vanguard 500 Index Fund ‘Admiral’	6,842	$1,414
Vanguard Developed Markets Index Fund ‘Admiral’	57,744	678
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	16,334	486
Vanguard Small-Cap Index Fund ‘Admiral’	2,991	185

Total Mutual Funds (Cost $2,672)		2,763

Total Investments in Securities (Cost $2,672)		2,763

INVESTMENTS IN AFFILIATES 20.9%

MUTUAL FUNDS (a) 15.5%
PIMCO Emerging Local Bond Fund	10,747	75
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,357	35
PIMCO High Yield Fund	10,296	91
PIMCO Income Fund	10,715	129
PIMCO Long Duration Total Return Fund	5,241	55
PIMCO Long-Term Credit Fund	4,938	56

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	4,202	$34
PIMCO Real Return Fund	6,567	72
PIMCO Total Return Fund	3,394	34

Total Mutual Funds (Cost $595)		581

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio III	20,389	201

Total Short-Term Instruments (Cost $201)		201

Total Investments in Affiliates (Cost $796)		782

Total Investments 94.8% (Cost $3,468)		$3,545

Financial Derivative Instruments (b) 0.3% (Cost or Premiums, net $0)		13

Other Assets and Liabilities, net 4.9%		181

Net Assets 100.0%		$3,739

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	0	0	(2)	0	0
Premiums	$(6)	$0	$0	$6	$0	$0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	32	1-Month USD-LIBOR plus a specified spread	04/06/2017	$287	$0	$12	$12	$0
CBK	Receive	BCOMTR Index	419	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	74	0	1	1	0

							$0	$13	$13	$0

Total Swap Agreements							$0	$13	$13	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	63

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$12	$12	$0	$0	$0	$0	$12	$0	$12
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$13	$13	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$1	$0	$12	$0	$0	$13

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(1)	$0	$(8)	$0	$0	$(9)

	$(1)	$0	$(12)	$0	$0	$(13)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

	$0	$0	$(1)	$0	$0	$(1)

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$2,763	$0	$0	$2,763

	$2,763	$0	$0	$2,763

Investments in Affiliates, at Value
Mutual Funds	581	0	0	581
Short-Term Instruments
Central Funds Used for Cash Management Purposes	201	0	0	201

	$782	$0	$0	$782

Total Investments	$3,545	$0	$0	$3,545

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Over The Counter	$0	$13	$0	$13

Totals	$3,545	$13	$0	$3,558

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	65

Schedule of Investments PIMCO REALPATH® Blend Income Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 35.9%

MUTUAL FUNDS 35.9%
Vanguard 500 Index Fund ‘Admiral’	3,398	$702
Vanguard Developed Markets Index Fund ‘Admiral’	25,649	301
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7,411	221
Vanguard Small-Cap Index Fund ‘Admiral’	1,817	112

Total Mutual Funds (Cost $1,282)		1,336

Total Investments in Securities (Cost $1,282)		1,336

INVESTMENTS IN AFFILIATES 62.8%

MUTUAL FUNDS (a) 59.9%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10,478	110
PIMCO High Yield Fund	31,957	281
PIMCO Income Fund	50,878	614
PIMCO Long Duration Total Return Fund	12,373	129
PIMCO Long-Term Credit Fund	11,397	130
PIMCO Real Return Asset Fund	32,166	262

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	34,140	$373
PIMCO Total Return Fund	33,158	332

Total Mutual Funds (Cost $2,249)		2,231

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%
PIMCO Short-Term Floating NAV Portfolio III	10,897	108

Total Short-Term Instruments (Cost $108)		108

Total Investments in Affiliates (Cost $2,357)		2,339

Total Investments 98.7% (Cost $3,639)		$3,675

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $4)		5

Other Assets and Liabilities, net 1.2%		43

Net Assets 100.0%		$3,723

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,775.000	03/17/2017	1	$2	$0
Put - CBOE S&P 500 Index	1,875.000	03/17/2017	1	3	1

				$5	$1

Total Purchased Options				$5	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,600.000	03/17/2017	1	$(1)	$0

Total Written Options				$(1)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2016 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(4)	$(1)	$0	$4	$0	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	8	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 72	$0	$3	$3	$0
CBK	Receive	BCOMTR Index	413	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	72	0	1	1	0

							$0	$4	$4	$0

Total Swap Agreements							$0	$4	$4	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$4	$4	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$3	$0	$0	$4

	$1	$0	$4	$0	$0	$5

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	67

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

December 31, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	4	0	0	4

	$0	$0	$(8)	$0	$0	$(8)

Over the counter
Swap Agreements	$(1)	$0	$(2)	$0	$0	$(3)

	$(1)	$0	$(10)	$0	$0	$(11)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3	$0	$0	$3
Written Options	0	0	(2)	0	0	(2)

	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$(1)	$0	$0	$0

	$1	$0	$0	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Mutual Funds	$1,336	$0	$0	$1,336

	$1,336	$0	$0	$1,336

Investments in Affiliates, at Value
Mutual Funds	2,231	0	0	2,231
Short-Term Instruments
Central Funds Used for Cash Management Purposes	108	0	0	108

	$2,339	$0	$0	$2,339

Total Investments	$3,675	$0	$0	$3,675

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over The Counter	0	4	0	4

	$0	$5	$0	$5

Total Financial Derivative Instruments	$0	$5	$0	$5

Totals	$3,675	$5	$0	$3,680

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of

SEMIANNUAL REPORT	DECEMBER 31, 2016	69

Notes to Financial Statements (Cont.)

such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

70	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Funds’ investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where

SEMIANNUAL REPORT	DECEMBER 31, 2016	71

Notes to Financial Statements (Cont.)

events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options

72	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2016 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$92	$31	$0	$0	$0	$123	$1	$0
PIMCO High Yield Fund	313	74	(12)	0	11	386	10	0
PIMCO Income Fund	504	177	(11)	0	7	677	16	0
PIMCO Long Duration Total Return Fund	196	73	(12)	(2)	(29)	226	8	8
PIMCO Long-Term Credit Fund	196	56	(14)	(1)	(11)	226	6	0
PIMCO Real Return Asset Fund	392	100	(18)	(1)	(20)	453	6	0
PIMCO Real Return Fund	418	108	(4)	0	(9)	513	3	0
PIMCO Short-Term Floating NAV Portfolio III	0	100	0	0	0	100	0	0
PIMCO Total Return Fund	192	105	0	0	(5)	292	3	0
Totals	$2,303	$824	$(71)	$(4)	$(56)	$2,996	$53	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2016	73

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$41	$17	$0	$0	$0	$58	$0	$0
PIMCO High Yield Fund	256	51	(5)	0	9	311	8	0
PIMCO Income Fund	321	88	(5)	0	5	409	11	0
PIMCO Long Duration Total Return Fund	171	61	0	0	(27)	205	7	7
PIMCO Long-Term Credit Fund	172	46	0	0	(11)	207	6	0
PIMCO Real Return Asset Fund	343	93	0	0	(18)	418	5	0
PIMCO Real Return Fund	205	90	0	0	(4)	291	2	0
PIMCO Short-Term Floating NAV Portfolio III	0	600	(500)	0	0	100	1	0
PIMCO Total Return Fund	66	31	0	0	(1)	96	1	0
Totals	$1,575	$1,077	$(510)	$0	$(47)	$2,095	$41	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$64	$8	$0	$0	$0	$72	$0	$0
PIMCO High Yield Fund	482	61	(9)	0	16	550	15	0
PIMCO Income Fund	553	96	(14)	0	8	643	17	0
PIMCO Long Duration Total Return Fund	244	95	0	0	(36)	303	10	10
PIMCO Long-Term Credit Fund	245	73	0	0	(14)	304	7	0
PIMCO Real Return Asset Fund	489	142	0	0	(24)	607	7	0
PIMCO Real Return Fund	164	75	0	0	(3)	236	1	0
PIMCO Short-Term Floating NAV Portfolio III	406	102	0	0	0	508	2	0
PIMCO Total Return Fund	70	21	0	0	(2)	89	1	0
Totals	$2,717	$673	$(23)	$0	$(55)	$3,312	$60	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$50	$2	$(9)	$0	$(3)	$40	$1	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	60	0	0	0	0	60	0	0
PIMCO High Yield Fund	399	66	(18)	0	13	460	12	0
PIMCO Income Fund	458	83	(21)	0	7	527	14	0
PIMCO Long Duration Total Return Fund	137	55	0	0	(19)	173	5	5
PIMCO Long-Term Credit Fund	137	44	0	0	(8)	173	4	0
PIMCO Real Return Asset Fund	183	92	0	0	(8)	267	2	0
PIMCO Real Return Fund	119	16	0	0	(2)	133	1	0
PIMCO Short-Term Floating NAV Portfolio III	401	103	0	0	0	504	4	0
PIMCO Total Return Fund	60	7	0	0	(2)	65	1	0
Totals	$2,004	$468	$(48)	$0	$(22)	$2,402	$44	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

74	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$67	$11	$(8)	$(1)	$(4)	$65	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	34	5	0	0	0	39	0	0
PIMCO High Yield Fund	174	39	(4)	0	6	215	5	0
PIMCO Income Fund	208	50	(6)	0	3	255	6	0
PIMCO Long Duration Total Return Fund	59	18	0	0	(8)	69	2	2
PIMCO Long-Term Credit Fund	56	16	0	0	(3)	69	2	0
PIMCO Real Return Asset Fund	73	8	0	0	(3)	78	1	0
PIMCO Real Return Fund	71	11	0	0	(1)	81	1	0
PIMCO Short-Term Floating NAV Portfolio III	201	101	0	0	0	302	1	0
PIMCO Total Return Fund	34	5	0	0	(1)	38	1	0
Totals	$977	$264	$(18)	$(1)	$(11)	$1,211	$21	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$69	$11	$0	$0	$(4)	$76	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	32	4	0	0	0	36	0	0
PIMCO High Yield Fund	100	25	0	0	3	128	3	0
PIMCO Income Fund	136	30	0	0	2	168	4	0
PIMCO Long Duration Total Return Fund	52	10	0	0	(6)	56	2	2
PIMCO Long-Term Credit Fund	54	6	0	0	(3)	57	2	0
PIMCO Real Return Asset Fund	70	11	0	0	(3)	78	1	0
PIMCO Real Return Fund	69	6	0	0	(1)	74	0	0
PIMCO Short-Term Floating NAV Portfolio III	201	101	0	0	0	302	1	0
PIMCO Total Return Fund	32	4	0	0	(1)	35	1	0
Totals	$815	$208	$0	$0	$(13)	$1,010	$16	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$81	$15	$0	$0	$(5)	$91	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	41	0	0	0	0	41	0	0
PIMCO High Yield Fund	101	9	0	0	3	113	3	0
PIMCO Income Fund	142	14	0	0	2	158	4	0
PIMCO Long Duration Total Return Fund	63	11	0	0	(8)	66	2	2
PIMCO Long-Term Credit Fund	63	7	0	0	(3)	67	3	0
PIMCO Real Return Asset Fund	49	16	0	0	(1)	64	1	0
PIMCO Real Return Fund	81	12	0	0	(1)	92	1	0
PIMCO Short-Term Floating NAV Portfolio III	301	1	0	0	0	302	1	0
PIMCO Total Return Fund	40	6	0	0	(1)	45	1	0
Totals	$962	$91	$0	$0	$(14)	$1,039	$18	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2016	75

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$72	$7	$0	$0	$(4)	$75	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	35	0	0	0	0	35	0	0
PIMCO High Yield Fund	85	3	0	0	3	91	2	0
PIMCO Income Fund	120	7	0	0	2	129	4	0
PIMCO Long Duration Total Return Fund	51	11	0	0	(7)	55	2	2
PIMCO Long-Term Credit Fund	53	6	0	0	(3)	56	2	0
PIMCO Real Return Asset Fund	35	0	0	0	(1)	34	0	0
PIMCO Real Return Fund	69	4	0	0	(1)	72	0	0
PIMCO Short-Term Floating NAV Portfolio III	201	0	0	0	0	201	1	0
PIMCO Total Return Fund	35	0	0	0	(1)	34	1	0
Totals	$756	$38	$0	$0	$(12)	$782	$14	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$102	$8	$0	$0	$0	$110	$1	$0
PIMCO High Yield Fund	256	16	0	0	9	281	8	0
PIMCO Income Fund	567	50	(11)	0	8	614	16	0
PIMCO Long Duration Total Return Fund	120	26	0	0	(17)	129	5	4
PIMCO Long-Term Credit Fund	123	18	(4)	0	(7)	130	3	0
PIMCO Real Return Asset Fund	240	33	0	0	(11)	262	3	0
PIMCO Real Return Fund	343	36	0	0	(6)	373	2	0
PIMCO Short-Term Floating NAV Portfolio III	107	1	0	0	0	108	1	0
PIMCO Total Return Fund	309	31	0	0	(8)	332	5	0
Totals	$2,167	$219	$(15)	$0	$(32)	$2,339	$44	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future

76	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

SEMIANNUAL REPORT	DECEMBER 31, 2016	77

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value

78	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s (or Acquired Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

SEMIANNUAL REPORT	DECEMBER 31, 2016	79

Notes to Financial Statements (Cont.)

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between

80	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	N/A	0.02%	N/A	0.27%	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

SEMIANNUAL REPORT	DECEMBER 31, 2016	81

Notes to Financial Statements (Cont.)

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2016, the Distributor retained $44,078 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual funds operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, provided that (1) the Fund’s annualized organizational expenses and pro rata share of Trustee Fees plus the amount reimbursed does not exceed the Expense Limit; (2) such amount paid to PIMCO will not exceed the Reimbursement Amount, which is

82	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

the portion of the Supervisory and Administrative Fee that was waived, reduced or reimbursed by PIMCO; and (3) such amount will not include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2016, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO REALPATH® Blend 2020 Fund	$0	$16	$0	$16
PIMCO REALPATH® Blend 2025 Fund	0	16	0	16
PIMCO REALPATH® Blend 2030 Fund	0	16	1	17
PIMCO REALPATH® Blend 2035 Fund	0	16	1	17
PIMCO REALPATH® Blend 2040 Fund	0	16	0	16
PIMCO REALPATH® Blend 2045 Fund	0	16	0	16
PIMCO REALPATH® Blend 2050 Fund	0	16	0	16
PIMCO REALPATH® Blend 2055 Fund	0	16	0	16
PIMCO REALPATH® Blend Income Fund	0	16	0	16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M shares, as applicable, of the Underlying PIMCO Funds. The Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2016	83

Notes to Financial Statements (Cont.)

December 31, 2016 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO REALPATH® Blend 2020 Fund	$0	$0	$1,123	$253
PIMCO REALPATH® Blend 2025 Fund	0	0	824	192
PIMCO REALPATH® Blend 2030 Fund	0	0	1,011	292
PIMCO REALPATH® Blend 2035 Fund	0	0	707	290
PIMCO REALPATH® Blend 2040 Fund	0	0	426	143
PIMCO REALPATH® Blend 2045 Fund	0	0	366	130
PIMCO REALPATH® Blend 2050 Fund	0	0	426	144
PIMCO REALPATH® Blend 2055 Fund	0	0	210	104
PIMCO REALPATH® Blend Income Fund	0	0	325	97

†	A zero balance may reflect actual amounts rounding to less than one thousand.

84	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2016	85

Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Funds may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund
	Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	90	$907	106	$988	62	$611	109	$1,070
Administrative Class	0	0	0	0	0	0	1	0
Class A	0	0	0	0	1	12	2	15
Issued as reinvestment of distributions
Institutional Class	8	77	12	117	6	64	13	122
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(7)	(66)	0	(4)	(1)	(8)	(81)	(762)
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	(1)
Net increase (decrease) resulting from Fund share transactions	91	$918	118	$1,101	68	$680	44	$444

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund
	Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	24	$243	44	$422	38	$388	95	$900
Administrative Class	5	51	0	0	0	0	0	0
Class A	1	5	0	0	0	0	11	99
Issued as reinvestment of distributions
Institutional Class	5	54	9	82	7	68	8	80
Administrative Class	0	1	0	1	0	0	0	0
Class A	0	0	0	0	0	1	0	2
Cost of shares redeemed
Institutional Class	(3)	(31)	(5)	(49)	(7)	(71)	(4)	(42)
Administrative Class	(1)	(13)	0	0	0	0	0	0
Class A	0	0	0	0	0	(1)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	31	$310	48	$456	38	$385	109	$1,030

86	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund
Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

61	$637	403	$3,640	26	$269	297	$2,716	35	$346	45	$433
1	10	1	12	1	10	0	0	1	11	3	23
5	43	0	3	14	134	2	16	0	0	2	20

16	158	12	118	12	117	12	114	6	60	9	86
0	1	0	0	0	0	0	0	0	1	0	1
0	1	0	0	0	2	0	0	0	0	0	1

(1)	(13)	(66)	(627)	(2)	(17)	(5)	(47)	(6)	(55)	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	(3)	(27)	0	0	0	(3)
82	$837	350	$3,146	51	$515	303	$2,772	36	$363	59	$561

PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend Income Fund
Six Months Ended 12/31/2016		Year Ended 06/30/2016		Six Months Ended 12/31/2016		Year Ended 06/30/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17	$170	39	$358	19	$205	24	$231
5	51	0	0	0	0	3	39
0	0	0	5	1	6	2	12

5	53	8	79	6	58	12	111
0	1	0	0	0	1	0	0
0	0	0	1	0	1	0	2

(6)	(62)	(2)	(15)	(1)	(14)	(6)	(61)
0	0	0	0	0	0	0	(4)
(4)	(40)	(1)	(9)	0	(1)	(2)	(17)
17	$173	44	$419	25	$256	33	$313

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a fund/portfolio along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Non Related Parties	Related Parties	Non Related Parties	Related Parties
PIMCO REALPATH® Blend 2020 Fund	0	1	0	62%
PIMCO REALPATH® Blend 2025 Fund	0	1	0	76%
PIMCO REALPATH® Blend 2030 Fund	0	1	0	43%
PIMCO REALPATH® Blend 2035 Fund	0	1	0	48%
PIMCO REALPATH® Blend 2040 Fund	0	1	0	79%
PIMCO REALPATH® Blend 2045 Fund	0	1	0	82%
PIMCO REALPATH® Blend 2050 Fund	1	1	15%	70%
PIMCO REALPATH® Blend 2055 Fund	1	1	12%	85%
PIMCO REALPATH® Blend Income Fund	0	1	0	85%

SEMIANNUAL REPORT	DECEMBER 31, 2016	87

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Fund may also gain exposure indirectly to commodity markets by investing in the

Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

88	PIMCO EQUITY SERIES

December 31, 2016 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO REALPATH® Blend 2020 Fund	$0	$20
PIMCO REALPATH® Blend 2025 Fund	37	14
PIMCO REALPATH® Blend 2030 Fund	0	6
PIMCO REALPATH® Blend 2035 Fund	0	29
PIMCO REALPATH® Blend 2040 Fund	2	18
PIMCO REALPATH® Blend 2045 Fund	7	19
PIMCO REALPATH® Blend 2050 Fund	6	21
PIMCO REALPATH® Blend 2055 Fund	10	20
PIMCO REALPATH® Blend Income Fund	0	10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO REALPATH® Blend 2020 Fund	$4,908	$115	$(39)	$76
PIMCO REALPATH® Blend 2025 Fund	3,983	88	(56)	32
PIMCO REALPATH® Blend 2030 Fund	6,979	367	(17)	350
PIMCO REALPATH® Blend 2035 Fund	6,204	324	(9)	315
PIMCO REALPATH® Blend 2040 Fund	3,836	133	(44)	89
PIMCO REALPATH® Blend 2045 Fund	3,710	123	(60)	63
PIMCO REALPATH® Blend 2050 Fund	4,266	164	(44)	120
PIMCO REALPATH® Blend 2055 Fund	3,473	134	(62)	72
PIMCO REALPATH® Blend Income Fund	3,645	86	(56)	30

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2016	89

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

90	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 17, 2016, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund (the “RAE Fundamental Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) between PIMCO, on behalf of the RAE Fundamental Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 17, 2016 meeting.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

SEMIANNUAL REPORT	DECEMBER 31, 2016	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Fundamental Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Fundamental Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Fundamental Funds by, among other things, effecting portfolio transactions on behalf of the RAE Fundamental Funds. The Board also considered information about Parametric’s personnel responsible for providing services under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements, by Research Affiliates under the Sub-Advisory Agreement, and by Parametric under

92	PIMCO EQUITY SERIES

(Unaudited)

the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 17, 2016 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had contractually agreed, through October 31, 2016, to reduce its advisory fee by amounts shown in the table below:

PIMCO Dividend and Income Fund	0.16%
PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board further noted that the PIMCO Global Dividend Fund, PIMCO Balanced Income Fund, PIMCO U.S. Dividend Fund and PIMCO International Dividend Fund are expected to liquidate on August 26, 2016.

SEMIANNUAL REPORT	DECEMBER 31, 2016	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO did not derive any profit from the Funds during the calendar year ended December 31, 2015, and does not expect to derive any profit from the Funds during the calendar year ended December 31, 2016. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

94	PIMCO EQUITY SERIES

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2016	95

Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on August 26, 2016, PIMCO sought approval from shareholders of the PIMCO Dividend and Income Fund to enter into a sub-advisory agreement with Research Affiliates, LLC and a portfolio implementation agreement with Research Affiliates, LLC and Parametric Portfolio Associations, LLC.

The results of the proxy solicitation on the preceding matters were as follows:

PIMCO Equity Series

Proposal 1: To approve a sub-advisory agreement for the Fund

For*	Against*	Abstain*
15,360,763	855,024	944,023

Proposal 2: To approve a portfolio implementation agreement for the Fund

For*	Against*	Abstain*
15,324,472	909,160	956,177

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

96	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4002SAR_123116

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 24, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 24, 2017